Eaton Vance Investment Trust

For the Funds:

[bullet] EV Marathon California Limited Maturity Municipals Fund

[bullet] EV Marathon Connecticut Limited Maturity Municipals Fund

[bullet] EV Marathon Florida Limited Maturity Municipals Fund

[bullet] EV Marathon Massachusetts Limited Maturity Municipals Fund

[bullet] EV Marathon Michigan Limited Maturity Municipals Fund

[bullet] EV Marathon New Jersey Limited Maturity Municipals Fund

[bullet] EV Marathon New York Limited Maturity Municipals Fund

[bullet] EV Marathon Ohio Limited Maturity Municipals Fund

[bullet] EV Marathon Pennsylvania Limited Maturity Municipals Fund

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                                     [logo]

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                           Annual Shareholder Report
                                 March 31, 1997

[boxed chart]

Results for
the year ended
March 31, 1997

                         Total     Dividends      Fund      Fund's                        If your        The            **Tax
                         Return*   paid by Fund   NAV       distribution                  combined       after-tax      Infor-
                         (year     (During        (3/31/97) rate                          Federal &      equivalent     mation
                         ended     period)                  at                            state tax      yield you
                         3/31/97)                           3/31/97                       rate+ is...    would need
                                                                                                         is...

EV Marathon California   3.0%      $0.397         $9.98     3.99%          [state map]    41.95%         6.87%          98.99%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon California   3.4%      $0.440         $9.98     4.72%          [state map]    41.95%         8.13%          98.99%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Connecticut  3.2%      $0.371         $9.79     3.78%          [state map]    38.88%         6.18%          98.21%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Connecticut  3.3%      $0.377         $9.79     4.51%          [state map]    38.88%         7.38%          98.21%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Florida      2.1%      $0.396         $9.98     3.89%          [state map]    39.29%         6.41%          99.76%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Florida      2.5%      $0.439         $9.98     4.63%          [state map]    38.76%         7.56%          99.76%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Massachu-    2.7%      $0.383         $9.99     3.83%          [state map]    43.68%         6.80%          99.57%
 setts Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Massachu-    3.2%      $0.426         $9.99     4.56%          [state map]    43.68%         8.10%          99.57%
 setts Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Michigan     4.1%      $0.386         $9.74     3.96%          [state map]    40.02%         6.60%          99.85%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Michigan     4.4%      $0.409         $9.74     4.71%          [state map]    40.02%         7.85%          99.85%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon New Jersey   3.5%      $0.390         $10.07    3.87%          [state map]    40.08%         6.46%          99.38%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon New Jersey   4.0%      $0.433         $10.07    4.60%          [state map]    40.08%         7.68%          99.38%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon New York     2.8%      $0.389         $10.04    3.86%          [state map]    40.38%         6.47%          99.93%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon New York     3.2%      $0.432         $10.04    4.59%          [state map]    40.38%         7.70%          99.93%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Ohio         3.9%      $0.397         $9.82     4.07%          [state map]    40.80%         6.88%          99.70%
 Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Ohio         4.1%      $0.419         $9.82     4.81%          [state map]    40.80%         8.13%          99.70%
 Limited Maturity
 Municipals Fund -
 Class II

EV Marathon Pennsyl-     3.1%      $0.402         $10.10    3.98%          [state map]    44.22%         7.14%          99.63%
 vania Limited Maturity
 Municipals Fund -
 Class I

EV Marathon Pennsyl-     3.6%      $0.446         $10.10    4.71%          [state map]    43.23%         8.30%          99.63%
 vania Limited Maturity
 Municipals Fund -
 Class II


* Total returns do not include effect of Fund's contingent deferred sales charge incurred by redeeming shareholders as follows: 1st year - 3%; 2nd year - 2.5%; 3rd year - 2%; 4th year - 1%. **Percentages represent the portions of the total dividends paid by the Funds from net investment income during the year ended March 31, 1997, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income. Tax rates for Florida and Pennsylvania vary with effect of intangibles and personal property taxes.

To Shareholders:

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June, 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 has been marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond - a widely-held gauge of bond market sentiment - rose to 7.08% on March 31 from 6.64% at the end of 1996.


Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years - a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And third, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

                                        Sincerely,
[photo of Thomas J. Fetter]             /s/ Thomas J. Fetter
                                        Thomas J. Fetter,
                                        President
                                        May 9, 1997

                                  [boxed text]
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Management Discussion

An interview with William H. Ahern, Vice President, and Portfolio Manager of the Connecticut, Florida, Massachusetts, Michigan, New Jersey and Ohio Limited Maturity Municipals Portfolios.

Q.   Bill, what were your impressions of the economy over the past year?

A. The economy has shown a good deal of resilience in the past year. While many economists expected the growth trend to slow in late 1996 or early 1997, it has maintained fairly strong momentum. The good news is that the expansion has continued without significant inflation. The Federal Reserve has monitored the situation closely and has acted to preempt inflation, most recently in March, when it raised the Federal funds rates by 25 basis points (.25 percentage point). In response to the robust economic news, the bond market has been quite volatile.

Q.   What was behind the market volatility?

A. The volatility appears to be more in response to shifting investor sentiment toward the inflation outlook than to any empirical evidence. While actual inflation data have been rather tame, the Fed has, for some time, signalled a bias for higher interest rates. Interestingly, with the exception of its March rate hike, the Fed has been fairly restrained in its actions. But the market has still been waiting for the other shoe to drop.

     Meanwhile, investors have tended to overreact to economic reports, especially employment data. With job creation very strong, interest rates have risen more at the short end of the yield curve than the long end. That has produced a fairly volatile environment for the bond market. As evidence of that volatility, Treasury yields, which were 7.2% a year ago, declined to 6.35% in November before moving back up to 7.1% at March 31. That's a fairly wild ride for bond investors.

Q.   So the Fed has been "jawboning" interest rates higher?

A. That's correct. For many months, the Fed was able to accomplish much of the rate increase through public comment alone. This jawboning can be very effective over the short run, but runs the risk of losing credibility if it is not followed by action. Thus, the March rate increase, while a relatively mild action, can be seen as part of a larger Fed strategy to contain inflation.

Q.   Did you make any changes within the Portfolios during the period?

A. Yes. We've made a number of STRUCTURAL changes to the Portfolios. As the market has become increasingly generic in recent years, these structural subtleties have become much more critical to performance. Our efforts have been aimed primarily at enhancing liquidity, improving the Portfolios' call protection, and adjusting duration or the degree to which the Portfolio will respond to changes in interest rates.

     By consolidating holdings, we have been able to reduce the number of bonds in many of the Portfolios while increasing the average size of those holdings. That helps to enhance the liquidity of the Portfolio. Call protection, of course, continues to be an important consideration. By increasing call protection, we have reduced the Portfolios' exposure to untimely bond redemptions and increased upside potential. Finally, we have used the market downturn as an opportunity to adjust the durations of the Portfolios and improve the trading characteristics of our bonds. By keeping an average duration generally in the 6.5-to-6.75 year range, we have limited the damage during the recent downturn.

Q.   Specifically, what is meant by a GENERIC market?

A. That refers to the fact that in recent years, quality spreads - the yield difference between bonds of varying quality - have become increasingly narrow. That is largely a function of the widespread use of insurance by municipal bond issuers. Bonds that,


[photo]
William H. Ahern
     based on their underlying fundamentals, would ordinarily carry an A-rating, receive a Aaa-rating due to private insurance. The result is that the municipal market is increasingly dominated by insured issues. Perhaps more than ever before, investors must really do their homework to find good values.

Q.   Has that affected your approach to the market?

A. Yes. I think the changing make-up of the market has made it necessary for investors to expand their research efforts. For example, we have redoubled our efforts in the non-rated sector of the market. The non-rated segment typically consists of smaller issuers, such as colleges, nursing homes, or private purpose industrial development bonds. Because these bonds lack ratings from the major rating agencies, they may carry an unusually attractive coupon. Naturally, investing in non-rated bonds requires especially rigorous analysis. At Eaton Vance, we have dedicated more resources and analysts to this area of the market. Equally as important, we've developed our own internal criteria to make certain that these bonds meet our strict standards of creditworthiness. By focusing on this segment of the market, we have been able to add incrementally to our yields in an era of declining spreads.

Q. Has the intermediate sector of the muni market performed in line with expectations?

A. Yes. While the intermediate municipal market has declined with the rate increases, it has characteristically declined less than the Treasury market. The intermediate segment of the market was isolated from the decline somewhat by shorter maturities as well as by the fact that price changes in the municipal market are rarely as large as in the Treasury market - either on the upside or the downside. Once again, the intermediate bond market performed pretty much in line with expectations.

Q. Supply and demand has long been a major factor in the municipal market. Has that been the case in the past year?

A. Issuance wasn't much of a factor in the municipal market in the past year. New issuance in 1996 exceeded the levels of 1995, but not to the extent that there was a glut. In addition to refundings that removed bonds from the market in recent years, investor demand from individuals, mutual funds and insurance companies was more than sufficient to meet new supply.

Q. Bill, as you look ahead to the rest of 1997, what is your view of the municipal market?

A. I remain generally constructive on the outlook for municipal bonds. While the economy has registered steady growth, inflation has been modest. Continuing increases in productivity and global competition are helping to keep inflation in check. Having said that, the Federal Reserve has been a staunch inflation-fighter and, therefore, we can't rule out the possibility of additional Fed rate hikes. That would be a potential hurdle over the short-term. But it's important to remember that Federal tax rates remain fairly onerous and municipal bonds are among the few ways for investors to reduce their tax bills.

     For the conservative investor, a major investment goal may be tax-free income with lower volatility, the mandate of the Limited Municipals Portfolios. While past performance is no guarantee of future results, the intermediate sector has historically managed a good percentage of the yield of long-term bonds, with roughly half of their volatility. I believe intermediate municipals continue to merit consideration from conservative, income-oriented investors.


--------------------------------------------------------------------------------
Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers 7-year Municipal Bond Index. The solid lines on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The Fund's total return reflects contingent deferred sales commission incurred by redeeming shareholders as follows: 1st year - 3%; 2nd year - 2.5%; 3rd year - 2%; 4th year - 1%. The dotted line represents the performance of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is comprised principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------

EV Marathon California Limited Maturity Municipals Fund

Your investment at work  [graphic of factory buildings]
Central Valley
Financing Authority
Carson Ice Project

These bonds were issued in 1993 to finance the construction of a cogeneration power plant in Sacramento County following the voter-mandated shutdown of the Rancho Seco nuclear power plant. Operated by the Carson Company, the gas-fired project sells generated steam to the Sanitation District for use at its Treatment Facility, as well as to the Glacier Valley Ice Plant, an affiliate of Carson. The bonds finance the cost-effective production of public energy and a safe alternative to nuclear energy, while also fulfilling the energy needs of a jobs-producing private enterprise.


Portfolio Overview                                [map of California graphic]
Based on market value as of March 31, 1997

Number of issues...............................      23
Average quality................................      AA
Investment grade...............................    93.7%
Effective maturity (years).....................   11.29
Largest sectors:
    Insured hospital revenue...................    21.9%*
    Escrowed/prerefunded.......................    16.4
    Insured lease revenue/COP..................    11.6*
    Electric utilities.........................     9.0
    Water & sewer revenue......................     5.0

* Private insurance does not remove the market risks that are associated with these investments.

The State of the State: California

The California economy is once again moving at full throttle. Having lost 500,000 jobs in the 1990-93 recession, the state has added almost 1 million in the past three years and continues to build momentum. Technology, foreign trade, tourism and entertainment have been the main generators of jobs, according to California's Center for Continuing Study. The film industry has added 60,000 jobs in the past three years alone, benefiting from increased sales to global markets. Foreign trade has also been a vital element in the recovery of the state's technology sector. Technology exports reached more than $72 billion in 1996. Venture capital funding in the pivotal Silicon Valley area exceeded $2 billion last year, a sign of growing confidence in the state's ability to generate new products for the technology marketplace. Total employment is expected to rise by 20% in the next decade, while household income should rise 35%, well above national levels. Mirroring the improvement in the California economy, the state's revenues have improved significantly, running well above estimates for the current fiscal year, and are likely to produce a surplus at fiscal year-end.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon
California Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From May 31, 1992, through March 31, 1997

[line chart]

               Date        Fund-Class I    Fund-Class II          LMBI

               5/31/92+      $10,000          $10,000           $10,000
               6/30/92       $10,050          $10,050           $10,159
               7/31/92       $10,401          $10,401           $10,462
               8/31/92       $10,228          $10,228           $10,354
               9/30/92       $10,280          $10,280           $10,438
              10/31/92       $10,142          $10,142           $10,368
              11/30/92       $10,363          $10,363           $10,522
              12/31/92       $10,448          $10,448           $10,608
               1/31/93       $10,566          $10,566           $10,763
               2/28/93       $10,914          $10,914           $11,093
               3/31/93       $10,767          $10,767           $10,947
               4/30/93       $10,864          $10,864           $11,015
               5/31/93       $10,911          $10,911           $11,048
               6/30/93       $11,037          $11,037           $11,250
               7/31/93       $11,059          $11,059           $11,252
               8/31/93       $11,232          $11,232           $11,451
               9/30/93       $11,327          $11,327           $11,577
              10/31/93       $11,337          $11,337           $11,607
              11/30/93       $11,252          $11,252           $11,505
              12/31/93       $11,419          $11,419           $11,716
               1/31/94       $11,530          $11,530           $11,840
               2/28/94       $11,299          $11,299           $11,583
               3/31/94       $10,967          $10,967           $11,274
               4/30/94       $11,012          $11,012           $11,356
               5/31/94       $11,075          $11,075           $11,413
               6/30/94       $11,028          $11,028           $11,392
               7/31/94       $11,169          $11,169           $11,553
               8/31/94       $11,179          $11,179           $11,613
               9/30/94       $11,066          $11,066           $11,502
              10/31/94       $10,943          $10,943           $11,387
              11/30/94       $10,771          $10,771           $11,221
              12/31/94       $10,860          $10,860           $11,391
               1/31/95       $11,057          $11,057           $11,604
               2/28/95       $11,286          $11,286           $11,866
               3/31/95       $11,354          $11,354           $11,989
               4/30/95       $11,360          $11,360           $12,021
               5/31/95       $11,589          $11,589           $12,341
               6/30/95       $11,523          $11,523           $12,330
               7/31/95       $11,643          $11,643           $12,487
               8/31/95       $11,725          $11,725           $12,634
               9/30/95       $11,774          $11,774           $12,683
              10/31/95       $11,871          $11,871           $12,793
              11/30/95       $11,978          $11,978           $12,934
              12/31/95       $12,039          $12,039           $13,003
               1/31/96       $12,125          $12,125           $13,129
               2/28/96       $12,081          $12,081           $13,084
               3/31/96       $11,952          $11,952           $12,956
               4/30/96       $11,932          $11,932           $12,932
               5/31/96       $11,910          $11,910           $12,913
               6/30/96       $11,965          $11,965           $13,012
               7/31/96       $12,037          $12,030           $13,120
               8/31/96       $12,029          $12,029           $13,127
               9/30/96       $12,143          $12,151           $13,246
              10/31/96       $12,218          $12,233           $13,388
              11/30/96       $12,441          $12,464           $13,612
              12/31/96       $12,348          $12,379           $13,570
               1/31/97       $12,352          $12,389           $13,619
               2/28/97       $12,446          $12,492           $13,732
               3/31/97       $12,310          $12,362           $13,554


-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       0.0%      4.4%           $12,310
Class I, Without CDSC    3.0%      4.4%           $12,310
Class II                 3.4%      4.5%           $12,362
-----------------------------------------------------------
[/line chart]

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 5/29/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Marathon Connecticut Limited Maturity Municipals Fund

Your investment at work       [mortarboard graphic]
CT Health & Education
Finance Authority
Quinnipiac College

This bond was issued in 1993 to finance the construction and furnishing of a new 286-bed residence hall, to construct a series of buildings for the relocation of the Law School, and to refund earlier Quinnipiac issues. In recent years, Quinnipiac has continued its transformation from a commuter college to a residential college, with the percentage of students residing on campus now reaching over 70%. Rated BBB- by Standard & Poor's, the bonds carry a 6.0% coupon and are an example of the Portfolio's research efforts during the past year to find good value in lower-rated, investment-quality bonds.

Portfolio Overview                           [map of Connecticut graphic]
Based on market value as of March 31, 1997

Number of issues................................     29
Average quality.................................     AA
Investment grade................................    100%
Effective maturity (years)......................   9.80
Largest sectors:
    Insured general obligations.................   22.8%*
    Insured hospitals...........................   15.5*
    Education...................................   12.8
    General obligations.........................    9.8
    Industrial Development Revenue..............    7.4

* Private insurance does not remove the market risks that are associated with these investments.

The State of the State: Connecticut

The Connecticut unemployment rate declined to 4.9% in February, bettering the national average and providing another sign that the state economy is improving. The state has witnessed strong employment growth in the past year, a marked improvement from earlier in the decade. Housing permits through February increased 25% from the same period a year ago. Retail sales also increased in 1996, rising 9.3%. Elsewhere, the casino industry has been particularly strong, with Foxwood's Casino in Ledyard reportedly the highest grossing casino in the country. With the addition of another casino in nearby Montville, the gaming industry has produced significant job creation. Elsewhere, Pratt & Whitney, a leading manufacturer of jet engines, increased its payroll in the past year. Having laid off thousands of workers in the recession of the early 1990's, the company has benefited from increased demand for aircraft from a resurgent airline industry. On the fiscal front, the imposition of a state income tax in 1992 stabilized the Connecticut tax structure by reducing the state's economic vulnerability and substantially increasing revenues. Total tax collections for the fiscal year rose 4.4%, more than offseting higher Medicaid spending requirements.


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon
Connecticut Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From April 30, 1993, through March 31, 1997


[line chart]

    Date        Fund-Class I    Fund w/CDSC      Fund-Class II       LMBI

    4/30/93+      $10,000          $11,349           $10,000       $10,000
    5/31/93        $9,970          $11,349            $9,970       $10,030
    6/30/93       $10,103          $11,349           $10,103       $10,213
    7/31/93       $10,108          $11,349           $10,108       $10,215
    8/31/93       $10,287          $11,349           $10,287       $10,396
    9/30/93       $10,384          $11,349           $10,384       $10,510
   10/31/93       $10,388          $11,349           $10,388       $10,537
   11/30/93       $10,302          $11,349           $10,302       $10,444
   12/31/93       $10,483          $11,349           $10,483       $10,636
    1/31/94       $10,595          $11,349           $10,595       $10,749
    2/28/94       $10,381          $11,349           $10,381       $10,516
    3/31/94       $10,083          $11,349           $10,083       $10,235
    4/30/94       $10,154          $11,349           $10,154       $10,310
    5/31/94       $10,189          $11,349           $10,189       $10,361
    6/30/94       $10,142          $11,349           $10,142       $10,343
    7/31/94       $10,273          $11,349           $10,273       $10,488
    8/31/94       $10,301          $11,349           $10,301       $10,543
    9/30/94       $10,212          $11,349           $10,212       $10,442
   10/31/94       $10,102          $11,349           $10,102       $10,337
   11/30/94        $9,978          $11,349            $9,978       $10,187
   12/31/94       $10,095          $11,349           $10,095       $10,341
    1/31/95       $10,257          $11,349           $10,257       $10,535
    2/28/95       $10,440          $11,349           $10,440       $10,772
    3/31/95       $10,513          $11,349           $10,513       $10,884
    4/30/95       $10,537          $11,349           $10,537       $10,913
    5/31/95       $10,719          $11,349           $10,719       $11,204
    6/30/95       $10,687          $11,349           $10,687       $11,194
    7/31/95       $10,800          $11,349           $10,800       $11,336
    8/31/95       $10,898          $11,349           $10,898       $11,470
    9/30/95       $10,944          $11,349           $10,944       $11,514
   10/31/95       $11,045          $11,349           $11,045       $11,614
   11/30/95       $11,156          $11,349           $11,156       $11,742
   12/31/95       $11,201          $11,349           $11,201       $11,804
    1/31/96       $11,270          $11,349           $11,270       $11,919
    2/28/96       $11,215          $11,349           $11,215       $11,878
    3/31/96       $11,091          $11,349           $11,091       $11,762
    4/30/96       $11,048          $11,349           $11,048       $11,740
    5/31/96       $11,003          $11,349           $11,003       $11,723
    6/30/96       $11,086          $11,349           $11,086       $11,813
    7/31/96       $11,187          $11,349           $11,187       $11,911
    8/31/96       $11,154          $11,349           $11,154       $11,917
    9/30/96       $11,271          $11,349           $11,271       $12,025
   10/31/96       $11,339          $11,349           $11,339       $12,154
   11/30/96       $11,525          $11,349           $11,525       $12,357
   12/31/96       $11,480          $11,349           $11,480       $12,319
    1/31/97       $11,493          $11,349           $11,493       $12,364
    2/28/97       $11,579          $11,349           $11,580       $12,467
    3/31/97       $11,447          $11,349           $11,454       $12,305


Fund, assuming entire investment was redeemed on 3/31/97 & max. applicable contingent deferred sales charge deducted from proceeds


-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       0.2%      3.2%           $11,349
Class I, Without CDSC    3.2%      3.5%           $11,447
Class II                 3.3%      3.5%           $11,454
-----------------------------------------------------------


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 4/16/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

[/line chart]

EV Marathon Florida Limited Maturity Municipals Fund

Your investment at work       [caduceus graphic]
Escambia County FL
Health Facilities Authority
Baptist Hospital, Inc.

Baptist Hospital is a major tertiary care center located in Pensacola. The Hospital provides a wide range of inpatient and outpatient medical and surgical services. In addition, the hospital provides specialty services in the areas of obstetrics, behavioral medicine, psychiatry, substance abuse, diabetes, hemodialysis, oncology, cardiology, and urology. This issue is a good example of the Portfolio's efforts to find good value in non-rated or lower-rated investment grade bonds. Rated BBB+ by Standard & Poor's, a major bond rating agency, the bond carries an attractive 6% coupon.


Portfolio Overview                           [map of Florida graphic]
Based on market value as of March 31, 1997

Number of issues................................      40
Average quality.................................      AA
Investment grade................................    98.3%
Effective maturity (years)......................   11.44
Largest sectors:
    General obligations.........................    17.0%
    Escrowed....................................    14.3
    Utilities...................................    13.4
    Insured - Hospital..........................     9.5*
    Insured - Transportation....................     9.3*

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: Florida

Florida remains a major generator of jobs in the southeastern U.S. economy, utilizing its attractive climate and growing reputation as an entertainment center. The state's economy continued to post solid growth in the past year, with unemployment reaching a low of 5% in the final quarter of 1996, the lowest level since 1988. The service sectors have been especially strong, providing the bulk of new job creation. Meanwhile, the manufacturing sector remained weak, with the exception of some strength in the aircraft, electrical equipment, and appliances segments. Tourism remained a source of strength for the Florida economy. Theme park attendance in the Orlando area set new records, resulting in rising hotel occupancy rates and prompting plans for park expansions. The influx of retirees to Florida continues, although population growth has subsided somewhat from the frantic pace set in the 1980s. In 1996, wage growth outpaced overall income growth in Florida, reversing a trend in a state where investment income of retirees has traditionally increased faster than wages. Fiscally, Florida has done a good job of expanding its tax base and can look forward to growing revenues from corporate, sales and use-tax revenues.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon
Florida Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From May 31, 1992, through March 31, 1997

[line chart]
               Date        Fund-Class I    Fund-Class II          LMBI

               5/31/92       $10,000          $10,000           $10,000
               6/30/92       $10,020          $10,020           $10,159
               7/31/92       $10,334          $10,334           $10,462
               8/31/92       $10,202          $10,202           $10,354
               9/30/92       $10,265          $10,265           $10,438
              10/31/92       $10,147          $10,147           $10,368
              11/30/92       $10,369          $10,369           $10,522
              12/31/92       $10,454          $10,454           $10,608
               1/31/93       $10,572          $10,572           $10,763
               2/28/93       $10,951          $10,951           $11,093
               3/31/93       $10,794          $10,794           $10,947
               4/30/93       $10,881          $10,881           $11,015
               5/31/93       $10,928          $10,928           $11,048
               6/30/93       $11,054          $11,054           $11,250
               7/31/93       $11,065          $11,065           $11,252
               8/31/93       $11,226          $11,226           $11,451
               9/30/93       $11,332          $11,332           $11,577
              10/31/93       $11,352          $11,352           $11,607
              11/30/93       $11,256          $11,256           $11,505
              12/31/93       $11,492          $11,492           $11,716
               1/31/94       $11,592          $11,592           $11,840
               2/28/94       $11,351          $11,351           $11,583
               3/31/94       $10,975          $10,975           $11,274
               4/30/94       $11,075          $11,075           $11,356
               5/31/94       $11,148          $11,148           $11,413
               6/30/94       $11,101          $11,101           $11,392
               7/31/94       $11,253          $11,253           $11,553
               8/31/94       $11,264          $11,264           $11,613
               9/30/94       $11,162          $11,162           $11,502
              10/31/94       $11,039          $11,039           $11,387
              11/30/94       $10,890          $10,890           $11,221
              12/31/94       $11,029          $11,029           $11,391
               1/31/95       $11,226          $11,226           $11,604
               2/28/95       $11,433          $11,433           $11,866
               3/31/95       $11,501          $11,501           $11,989
               4/30/95       $11,506          $11,506           $12,021
               5/31/95       $11,723          $11,723           $12,341
               6/30/95       $11,715          $11,715           $12,330
               7/31/95       $11,835          $11,835           $12,487
               8/31/95       $11,940          $11,940           $12,634
               9/30/95       $11,967          $11,967           $12,683
              10/31/95       $12,051          $12,051           $12,793
              11/30/95       $12,136          $12,136           $12,934
              12/31/95       $12,208          $12,208           $13,003
               1/31/96       $12,282          $12,282           $13,129
               2/28/96       $12,203          $12,203           $13,084
               3/31/96       $12,050          $12,050           $12,956
               4/30/96       $12,018          $12,018           $12,932
               5/31/96       $11,984          $11,984           $12,913
               6/30/96       $12,039          $12,039           $13,012
               7/31/96       $12,111          $12,104           $13,120
               8/31/96       $12,115          $12,116           $13,127
               9/30/96       $12,218          $12,225           $13,246
              10/31/96       $12,280          $12,295           $13,388
              11/30/96       $12,479          $12,501           $13,612
              12/31/96       $12,398          $12,428           $13,570
               1/31/97       $12,365          $12,402           $13,619
               2/28/97       $12,459          $12,505           $13,732
               3/31/97       $12,297          $12,349           $13,554


-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC      -0.9%      4.4%           $12,297
Class I, Without CDSC    2.1%      4.4%           $12,297
Class II                 2.5%      4.5%           $12,349
-----------------------------------------------------------


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 5/29/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

[/line chart]

EV Marathon Massachusetts Limited Maturity Municipals Fund

Your investment at work       [mortarboard graphic]
Massachusetts Industrial
Finance Agency
Park School

The Park School is a coeducational, independent day school located in Brookline, with around 500 students enrolled in nursery school through ninth grade. Founded in 1886, Park has a long tradition of excellence in primary education and has earned a national reputation for its strong academics. Over the past five years, the school's median scores were ranked higher than 95% of those of all students nationally in both reading and math. Rated A/A- by Moody's and S&P, respectively, this bond represents the ability of the Portfolio to find value in a lower-rated investment-grade bond.


Portfolio Overview                           [map of Massachusetts graphic]
Based on market value as of March 31, 1997

Number of issues................................      37
Average quality.................................      AA
Investment grade................................    94.2%
Effective maturity (years)......................   11.51
Largest sectors:
    Insured housing.............................    17.3%*
    Insured general obligations.................    10.4*
    Hospitals...................................     9.8
    General obligations.........................     9.4
    Transportation..............................     8.6

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: Massachusetts

The Massachusetts economy remained the pacesetter among the New England states in the past year. Job creation has been swift, with continued strength in financial services, biotechnology and selected areas of the technology sector. The March unemployment rate was 3.8%, significantly lower than the national rate of 5.3%. The Commonwealth realized a gain of 68,200 non-farm jobs in the past year, according to the Division of Employment and Training. The service sector continued to provide the bulk of new jobs, paced by retailing, wholesale, and the financial sector. While Massachusetts remains a leader in quality health care, major changes in the high technology and health care industries, both of which are part of the core of the Massachusetts economy, could have an impact on the Commonwealth's economy in coming years. However, it is expected that job gains will continue to materialize in the software, education and biotechnology sectors. Massachusetts' finances remain stable, though still burdened with relatively high debt levels. However, Massachusetts enjoys a rating of A1/A+, a major improvement from the Baa/BBB ratings of 1991.



Comparison of Change in Value of a $10,000 Investment in EV Marathon Massachusetts Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From June 30, 1992, through March 31, 1997

[line chart]

               Date        Fund-Class I    Fund-Class II         LMBI

               6/30/92+      $10,000          $10,000           $10,000
               7/31/92       $10,278          $10,278           $10,298
               8/31/92       $10,136          $10,136           $10,192
               9/30/92       $10,178          $10,178           $10,275
              10/31/92       $10,070          $10,070           $10,205
              11/30/92       $10,270          $10,270           $10,358
              12/31/92       $10,355          $10,355           $10,442
               1/31/93       $10,462          $10,462           $10,595
               2/28/93       $10,798          $10,798           $10,919
               3/31/93       $10,652          $10,652           $10,776
               4/30/93       $10,739          $10,739           $10,843
               5/31/93       $10,786          $10,786           $10,875
               6/30/93       $10,900          $10,900           $11,074
               7/31/93       $10,911          $10,911           $11,076
               8/31/93       $11,094          $11,094           $11,272
               9/30/93       $11,180          $11,180           $11,396
              10/31/93       $11,201          $11,201           $11,425
              11/30/93       $11,117          $11,117           $11,325
              12/31/93       $11,300          $11,300           $11,533
               1/31/94       $11,399          $11,399           $11,655
               2/28/94       $11,180          $11,180           $11,402
               3/31/94       $10,838          $10,838           $11,098
               4/30/94       $10,917          $10,917           $11,179
               5/31/94       $10,979          $10,979           $11,234
               6/30/94       $10,933          $10,933           $11,214
               7/31/94       $11,085          $11,085           $11,372
               8/31/94       $11,107          $11,107           $11,432
               9/30/94       $10,995          $10,995           $11,322
              10/31/94       $10,884          $10,884           $11,209
              11/30/94       $10,746          $10,746           $11,045
              12/31/94       $10,903          $10,903           $11,213
               1/31/95       $11,077          $11,077           $11,423
               2/28/95       $11,295          $11,295           $11,680
               3/31/95       $11,363          $11,363           $11,802
               4/30/95       $11,369          $11,369           $11,833
               5/31/95       $11,575          $11,575           $12,148
               6/30/95       $11,533          $11,533           $12,137
               7/31/95       $11,641          $11,641           $12,292
               8/31/95       $11,747          $11,747           $12,437
               9/30/95       $11,795          $11,795           $12,484
              10/31/95       $11,878          $11,878           $12,593
              11/30/95       $11,996          $11,996           $12,732
              12/31/95       $12,043          $12,043           $12,799
               1/31/96       $12,116          $12,116           $12,923
               2/28/96       $12,058          $12,058           $12,879
               3/31/96       $11,940          $11,940           $12,753
               4/30/96       $11,883          $11,883           $12,730
               5/31/96       $11,860          $11,860           $12,711
               6/30/96       $11,925          $11,925           $12,809
               7/31/96       $11,996          $11,989           $12,915
               8/31/96       $11,999          $11,999           $12,922
               9/30/96       $12,111          $12,119           $13,039
              10/31/96       $12,208          $12,223           $13,179
              11/30/96       $12,380          $12,403           $13,399
              12/31/96       $12,298          $12,329           $13,358
               1/31/97       $12,300          $12,338           $13,406
               2/28/97       $12,405          $12,451           $13,517
               3/31/97       $12,268          $12,320           $13,342


-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC      -0.2%      4.4%           $12,268
Class I, Without CDSC    2.7%      4.4%           $12,268
Class II                 3.2%      4.5%           $12,320
-----------------------------------------------------------


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 6/1/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. [/line chart]

EV Marathon Michigan Limited Maturity Municipals Fund

Your investment at work       [caduceus graphic]
Michigan Hospital
Finance Authority
Presbyterian Villages

These bonds were issued in 1995 to refinance existing debt as well as to provide financing for projects at the Presbyterian Village continuing care retirement communities. The principal project consists of a new building designed, programmed, and staffed to serve Alzheimer's patients. In addition to the new building, the bonds financed capital improvements to roadways, lighting, dining facilities, natural gas utilities, and telephones. In this bond, the Portfolio was able to help finance a much needed assisted-living center while realizing an attractive yield from a well-regarded issuer.


Portfolio Overview                           [map of Michigan graphic]
Based on market value as of March 31, 1997

Number of issues...............................     27
Average quality................................     A+
Investment grade...............................   97.5%
Effective maturity (years).....................   9.98
Largest sectors:
    Insured general obligations................   21.2%*
    Escrowed/prerefunded.......................   19.4
    Hospitals..................................   16.9
    Special tax revenue........................   10.3
    General obligations........................    8.3

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: Michigan

Boosted by a solid performance of the national economy, the Michigan economy continued to enjoy strong job growth in 1996. The state's robust economic recovery has pushed employment levels to an all-time high, attracting a flood of workers to the labor force. The state labor force expanded by 3% from a year earlier, outpacing the growth in the national labor force, which rose only 1.6%. The fastest-growing areas for state job creation included services, trade, retailing, and construction. In the important auto sector, total vehicles production declined from the sharp pace of 1995, although demand for light trucks continued to surge. Growth in personal income also showed strong momentum. The state remains in a very positive financial position. The state's financial reserves are near their highest in history, with the "Rainy Day Fund" maintaining a healthy balance equal to around 4% of General and School Aid revenues. Michigan continues to manage its debt well, with most ratios remaining below median levels. That prudent fiscal management affords the state an extra measure of flexibility and continues to earn the state's general obligations a rating of Aa from Moody's, a major rating agency.


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon
Michigan Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From April 30, 1993, through March 31, 1997

[line chart]

      Date     Fund-Class I     Fund w/ CDSC     Fund-Class II      LMBI
    4/30/93+      $10,000          $11,359           $10,000       $10,000
    5/31/93        $9,980          $11,359            $9,980       $10,030
    6/30/93       $10,124          $11,359           $10,124       $10,213
    7/31/93       $10,130          $11,359           $10,130       $10,215
    8/31/93       $10,282          $11,359           $10,282       $10,396
    9/30/93       $10,380          $11,359           $10,380       $10,510
   10/31/93       $10,387          $11,359           $10,387       $10,537
   11/30/93       $10,324          $11,359           $10,324       $10,444
   12/31/93       $10,495          $11,359           $10,495       $10,636
    1/31/94       $10,609          $11,359           $10,609       $10,749
    2/28/94       $10,375          $11,359           $10,375       $10,516
    3/31/94       $10,057          $11,359           $10,057       $10,235
    4/30/94       $10,140          $11,359           $10,140       $10,310
    5/31/94       $10,177          $11,359           $10,177       $10,361
    6/30/94       $10,151          $11,359           $10,151       $10,343
    7/31/94       $10,274          $11,359           $10,274       $10,488
    8/31/94       $10,292          $11,359           $10,292       $10,543
    9/30/94       $10,193          $11,359           $10,193       $10,442
   10/31/94       $10,074          $11,359           $10,074       $10,337
   11/30/94        $9,930          $11,359            $9,930       $10,187
   12/31/94       $10,038          $11,359           $10,038       $10,341
    1/31/95       $10,245          $11,359           $10,245       $10,535
    2/28/95       $10,430          $11,359           $10,430       $10,772
    3/31/95       $10,483          $11,359           $10,483       $10,884
    4/30/95       $10,486          $11,359           $10,486       $10,913
    5/31/95       $10,681          $11,359           $10,681       $11,204
    6/30/95       $10,639          $11,359           $10,639       $11,194
    7/31/95       $10,718          $11,359           $10,718       $11,336
    8/31/95       $10,818          $11,359           $10,818       $11,470
    9/30/95       $10,863          $11,359           $10,863       $11,514
   10/31/95       $10,998          $11,359           $10,998       $11,614
   11/30/95       $11,099          $11,359           $11,099       $11,742
   12/31/95       $11,133          $11,359           $11,133       $11,804
    1/31/96       $11,225          $11,359           $11,225       $11,919
    2/28/96       $11,136          $11,359           $11,136       $11,878
    3/31/96       $11,001          $11,359           $11,001       $11,762
    4/30/96       $10,959          $11,359           $10,959       $11,740
    5/31/96       $10,948          $11,359           $10,948       $11,723
    6/30/96       $11,022          $11,359           $11,022       $11,813
    7/31/96       $11,136          $11,359           $11,136       $11,911
    8/31/96       $11,082          $11,359           $11,082       $11,917
    9/30/96       $11,212          $11,359           $11,212       $12,025
   10/31/96       $11,305          $11,359           $11,305       $12,154
   11/30/96       $11,494          $11,359           $11,492       $12,357
   12/31/96       $11,463          $11,359           $11,468       $12,319
    1/31/97       $11,500          $11,359           $11,512       $12,364
    2/28/97       $11,588          $11,359           $11,609       $12,467
    3/31/97       $11,457          $11,359           $11,484       $12,305



-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       1.1%      3.2%           $11,359
Class I, Without CDSC    4.1%      3.4%           $11,457
Class II                 4.4%      3.5%           $11,484
-----------------------------------------------------------


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 4/16/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

[/line chart]

EV Marathon New Jersey Limited Maturity Municipals Fund

Your investment at work       [airplane graphic]
Port Authority of
New York & New Jersey
Delta Airlines

The Port Authority of New York and New Jersey is a joint authority that oversees the administration of the area's metropolitan airports, sea terminals, tunnels, and highways. Delta Airlines is among the nation's largest passenger carriers. This Port Authority issue provided funding for improvements to Delta Airline's terminal facilities. Rated Baa3/BB+ by Moody's and S&P, respectively, the bonds carry an attractive 6.95% coupon. With the projected increase in air traffic in the busy metropolitan area in coming years, credit quality may improve. The bonds are an example of the Portfolio's research-driven investments in infrastructure projects.


Portfolio Overview                           [map of New Jersey graphic]
Based on market value as of March 31, 1997

Number of issues...............................      57
Average quality................................     AA-
Investment grade...............................    97.0%
Effective maturity (years).....................    9.48
Largest sectors:
    Insured general obligations................    21.2%*
    Insured - Transportation...................    10.8*
    General obligations........................     9.6
    Hospitals..................................     7.1
    Cogeneration...............................     7.1

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: New Jersey

Employment continued to expand in New Jersey in early 1997, with non-farm employment reaching a seven-year high in February. The unemployment rate fell to 5.5%, the lowest level since October, 1990. Despite the job creation, the state's economy continued to lag the nation's, having been hampered by recent rounds of job cuts tied to corporate restructurings in the communications, utilities, and pharmaceuticals industries. Despite its slow recovery, New Jersey's economy remains among the most diverse in the nation, and the state is the national headquarters for several of the largest commercial and industrial companies in the U.S. Nonetheless, while New Jersey ranks second in the nation in per capita income, the state's $1.25 billion, three-year personal income tax cut, as well as the phase-in of a homeowner property tax deduction, will likely result in reduced state revenues. Another challenge facing New Jersey is the impact of federal welfare reforms on state finances. While federal "block grants" will initially exceed current-law funding, caseload trends suggest that the state's needs may widen in future years. Like other states, New Jersey will need to determine ways to manage that deficit.


Comparison of Change in Value of a $10,000 Investment in EV Marathon
New Jersey Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From June 30, 1992, through March 31, 1997

[line chart]

                Date      Fund-Class I    Fund-Class II           LMBI
               6/30/92+      $10,000          $10,000           $10,000
               7/31/92       $10,358          $10,358           $10,298
               8/31/92       $10,215          $10,215           $10,192
               9/30/92       $10,257          $10,257           $10,275
              10/31/92       $10,118          $10,118           $10,205
              11/30/92       $10,328          $10,328           $10,358
              12/31/92       $10,422          $10,422           $10,442
               1/31/93       $10,540          $10,540           $10,595
               2/28/93       $10,896          $10,896           $10,919
               3/31/93       $10,739          $10,739           $10,776
               4/30/93       $10,825          $10,825           $10,843
               5/31/93       $10,871          $10,871           $10,875
               6/30/93       $11,006          $11,006           $11,074
               7/31/93       $11,016          $11,016           $11,076
               8/31/93       $11,167          $11,167           $11,272
               9/30/93       $11,250          $11,250           $11,396
              10/31/93       $11,249          $11,249           $11,425
              11/30/93       $11,174          $11,174           $11,325
              12/31/93       $11,345          $11,345           $11,533
               1/31/94       $11,455          $11,455           $11,655
               2/28/94       $11,225          $11,225           $11,402
               3/31/94       $10,894          $10,894           $11,098
               4/30/94       $10,971          $10,971           $11,179
               5/31/94       $11,033          $11,033           $11,234
               6/30/94       $10,985          $10,985           $11,214
               7/31/94       $11,115          $11,115           $11,372
               8/31/94       $11,136          $11,136           $11,432
               9/30/94       $11,045          $11,045           $11,322
              10/31/94       $10,922          $10,922           $11,209
              11/30/94       $10,773          $10,773           $11,045
              12/31/94       $10,941          $10,941           $11,213
               1/31/95       $11,125          $11,125           $11,423
               2/28/95       $11,308          $11,308           $11,680
               3/31/95       $11,387          $11,387           $11,802
               4/30/95       $11,381          $11,381           $11,833
               5/31/95       $11,597          $11,597           $12,148
               6/30/95       $11,531          $11,531           $12,137
               7/31/95       $11,639          $11,639           $12,292
               8/31/95       $11,720          $11,720           $12,437
               9/30/95       $11,781          $11,781           $12,484
              10/31/95       $11,888          $11,888           $12,593
              11/30/95       $12,030          $12,030           $12,732
              12/31/95       $12,079          $12,079           $12,799
               1/31/96       $12,152          $12,152           $12,923
               2/28/96       $12,073          $12,073           $12,879
               3/31/96       $11,932          $11,932           $12,753
               4/30/96       $11,865          $11,865           $12,730
               5/31/96       $11,831          $11,831           $12,711
               6/30/96       $11,920          $11,920           $12,809
               7/31/96       $12,051          $12,044           $12,915
               8/31/96       $12,019          $12,019           $12,922
               9/30/96       $12,143          $12,151           $13,039
              10/31/96       $12,205          $12,220           $13,179
              11/30/96       $12,390          $12,425           $13,399
              12/31/96       $12,357          $12,388           $13,358
               1/31/97       $12,409          $12,446           $13,406
               2/28/97       $12,501          $12,548           $13,517
               3/31/97       $12,353          $12,405           $13,342


-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       0.5%      4.5%           $12,353
Class I, Without CDSC    3.5%      4.5%           $12,353
Class II                 4.0%      4.6%           $12,405
-----------------------------------------------------------


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 6/1/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

[/line chart]

EV Marathon New York Limited Maturity Municipals Fund

Your Investment at Work            [caduceus graphic]
Glen Cove, NY
Industrial Development Authority
The Regency at Glen Cove

These bonds were issued in 1992 to finance the construction of an Adult Home for elderly residents who require assistance with daily living activities and other rehabilitation care. Licensed by the New York Department of Social Services, the project consists of 96 living units, dining facilities, a library, visiting rooms, games rooms, administrative offices, and examination rooms for visiting physicians. Communities are turning increasingly to facilities such as the Regency for living care alternatives for our aging populations. The non-rated bonds carry a very attractive 9.5% coupon.


Portfolio Overview                           [map of New York state graphic]
Based on market value as of March 31, 1997

Number of issues................................     41
Average quality.................................    AA-
Investment grade................................   97.8%
Effective maturity (years)......................  11.81
Largest sectors:
    Transportation..............................   23.8%
    Lease revenue/Certificate of participation..   14.4
    Insured transportation......................    9.5*
    Insured hospital............................    9.5*
    Housing.....................................    6.7

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: New York

The New York economy remains in a slow-growth mode, although there have been encouraging signs of strength in some sectors. The Wall Street boom that produced record profits in 1996, continued into 1997 and led to employment growth in financial services. The state real estate market continued to firm, with construction of multi-family homes leading the way. Commercial construction has also strengthened, with the office market seeing a gradual decline in vacancy rates. For example, major projects underway in New York City include a new terminal at Kennedy International Airport, a state-of-the-art commodity trading center, three major entertainment complexes, three hotels, and a number of new retail complexes. On the fiscal front, the state is expected to end fiscal 1997 with a surplus, the result of higher-than-expected tax revenues and successful efforts to restrain spending. Tax revenue growth exceeded expectations due in part to capital gains from the rising stock market and from record bonus payments within the financial services industry. The effect of tax reductions could significantly reduce state revenues. Continued cost controls will likely be necessary to maintain an operating budget balance.


--------------------------------------------------------------------------------


Comparison of Change in Value of a $10,000 Investment in EV Marathon
New York Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From May 31, 1992, through March 31, 1997

[line chart]

                 Date     Fund-Class I    Fund-Class II          LMBI
               5/31/92+      $10,000          $10,000           $10,000
               6/30/92       $10,010          $10,010           $10,159
               7/31/92       $10,312          $10,312           $10,462
               8/31/92       $10,220          $10,220           $10,354
               9/30/92       $10,274          $10,274           $10,438
              10/31/92       $10,135          $10,135           $10,368
              11/30/92       $10,368          $10,368           $10,522
              12/31/92       $10,464          $10,464           $10,608
               1/31/93       $10,603          $10,603           $10,763
               2/28/93       $10,962          $10,962           $11,093
               3/31/93       $10,795          $10,795           $10,947
               4/30/93       $10,871          $10,871           $11,015
               5/31/93       $10,908          $10,908           $11,048
               6/30/93       $11,055          $11,055           $11,250
               7/31/93       $11,076          $11,076           $11,252
               8/31/93       $11,258          $11,258           $11,451
               9/30/93       $11,342          $11,342           $11,577
              10/31/93       $11,351          $11,351           $11,607
              11/30/93       $11,265          $11,265           $11,505
              12/31/93       $11,437          $11,437           $11,716
               1/31/94       $11,548          $11,548           $11,840
               2/28/94       $11,305          $11,305           $11,583
               3/31/94       $10,952          $10,952           $11,274
               4/30/94       $11,030          $11,030           $11,356
               5/31/94       $11,103          $11,103           $11,413
               6/30/94       $11,078          $11,078           $11,392
               7/31/94       $11,208          $11,208           $11,553
               8/31/94       $11,218          $11,218           $11,613
               9/30/94       $11,106          $11,106           $11,502
              10/31/94       $10,983          $10,983           $11,387
              11/30/94       $10,788          $10,788           $11,221
              12/31/94       $10,952          $10,952           $11,391
               1/31/95       $11,149          $11,149           $11,604
               2/28/95       $11,366          $11,366           $11,866
               3/31/95       $11,434          $11,434           $11,989
               4/30/95       $11,440          $11,440           $12,021
               5/31/95       $11,657          $11,657           $12,341
               6/30/95       $11,626          $11,626           $12,330
               7/31/95       $11,734          $11,734           $12,487
               8/31/95       $11,839          $11,839           $12,634
               9/30/95       $11,866          $11,866           $12,683
              10/31/95       $11,974          $11,974           $12,793
              11/30/95       $12,093          $12,093           $12,934
              12/31/95       $12,154          $12,154           $13,003
               1/31/96       $12,228          $12,228           $13,129
               2/28/96       $12,148          $12,148           $13,084
               3/31/96       $12,019          $12,019           $12,956
               4/30/96       $11,975          $11,975           $12,932
               5/31/96       $11,942          $11,942           $12,913
               6/30/96       $12,020          $12,020           $13,012
               7/31/96       $12,091          $12,084           $13,120
               8/31/96       $12,070          $12,071           $13,127
               9/30/96       $12,195          $12,203           $13,246
              10/31/96       $12,281          $12,296           $13,388
              11/30/96       $12,478          $12,501           $13,612
              12/31/96       $12,409          $12,439           $13,570
               1/31/97       $12,387          $12,425           $13,619
               2/28/97       $12,480          $12,526           $13,732
               3/31/97       $12,355          $12,408           $13,554



-----------------------------------------------------------

AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC      -0.2%      4.5%           $12,355
Class I, Without CDSC    2.8%      4.5%           $12,355
Class II                 3.2%      4.6%           $12,408
-----------------------------------------------------------
[/line chart]

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 5/29/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Marathon Ohio Limited Maturity Municipals Fund

Your investment at work       [caduceus graphic]
Warren County, OH
Hospital Facilities
Otterbein Homes Project

The Otterbein Corporation is a non-profit corporation established in 1912 with close ties to the United Methodist Church. It currently owns and operates five retirement homes and health care centers throughout Ohio and provides management services to four additional homes. The homes provide both skilled and intermediate care for their elderly residents. These bonds, which were used to refinance outstanding debt of the Corporation, have a coupon of 7.2% and provide good income from a small but well-regarded issuer.


Portfolio Overview                           [map of Ohio graphic]
Based on market value as of March 31, 1997

Number of issues...............................      40
Average quality................................      A+
Investment grade...............................    81.9%
Effective maturity (years).....................    8.89
Largest sectors:
    Insured general obligations................    31.0%*
    Hospitals..................................    14.7
    General obligations........................    11.3
    Escrowed...................................     7.7
    Industrial development revenue.............     7.6

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: Ohio

Ohio has been a major beneficiary of the strength in the national economy. A low unemployment rate and low inflation have raised the confidence of Ohio's consumers, who have stepped up their purchases of homes and consumer products. Job creation has held firm in the manufacturing sector and increased in the service and construction sectors. Manufacturing employment remains above the national average, although continued growth in financial services, retail and trade sectors has helped diversify the Ohio economy. While manufacturing jobs are expected to decline in coming years, total employment should expand by 1% annually. Ohio has enjoyed a strong fiscal profile, with tax revenues exceeding forecasts in recent years while spending has been held below budgeted levels. This strong performance prompted the legislature to institute a temporary $400 million tax cut. Despite the loss of these tax receipts, the state's revenues continue to run ahead of expectations, providing the prospect for continued balanced operations with no depletion of state reserves.


Comparison of Change in Value of a $10,000 Investment in EV Marathon Ohio Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From April 30, 1993, through March 31, 1997

[line chart]

     Date     Fund-Class I     Fund w/ CDSC     Fund-Class II      LMBI
   4/30/93+      $10,000          $11,427           $10,000       $10,000
   5/31/93        $9,990          $11,427            $9,990       $10,030
   6/30/93       $10,149          $11,427           $10,149       $10,213
   7/31/93       $10,176          $11,427           $10,176       $10,215
   8/31/93       $10,348          $11,427           $10,348       $10,396
   9/30/93       $10,446          $11,427           $10,446       $10,510
  10/31/93       $10,452          $11,427           $10,452       $10,537
  11/30/93       $10,389          $11,427           $10,389       $10,444
  12/31/93       $10,561          $11,427           $10,561       $10,636
   1/31/94       $10,674          $11,427           $10,674       $10,749
   2/28/94       $10,430          $11,427           $10,430       $10,516
   3/31/94       $10,113          $11,427           $10,113       $10,235
   4/30/94       $10,206          $11,427           $10,206       $10,310
   5/31/94       $10,253          $11,427           $10,253       $10,361
   6/30/94       $10,217          $11,427           $10,217       $10,343
   7/31/94       $10,350          $11,427           $10,350       $10,488
   8/31/94       $10,369          $11,427           $10,369       $10,543
   9/30/94       $10,260          $11,427           $10,260       $10,442
  10/31/94       $10,140          $11,427           $10,140       $10,337
  11/30/94        $9,996          $11,427            $9,996       $10,187
  12/31/94       $10,136          $11,427           $10,136       $10,341
   1/31/95       $10,322          $11,427           $10,322       $10,535
   2/28/95       $10,484          $11,427           $10,484       $10,772
   3/31/95       $10,558          $11,427           $10,558       $10,884
   4/30/95       $10,551          $11,427           $10,551       $10,913
   5/31/95       $10,767          $11,427           $10,767       $11,204
   6/30/95       $10,715          $11,427           $10,715       $11,194
   7/31/95       $10,784          $11,427           $10,784       $11,336
   8/31/95       $10,894          $11,427           $10,894       $11,470
   9/30/95       $10,952          $11,427           $10,952       $11,514
  10/31/95       $11,065          $11,427           $11,065       $11,614
  11/30/95       $11,166          $11,427           $11,166       $11,742
  12/31/95       $11,224          $11,427           $11,224       $11,804
   1/31/96       $11,271          $11,427           $11,271       $11,919
   2/28/96       $11,217          $11,427           $11,217       $11,878
   3/31/96       $11,094          $11,427           $11,094       $11,762
   4/30/96       $11,062          $11,427           $11,062       $11,740
   5/31/96       $11,041          $11,427           $11,041       $11,723
   6/30/96       $11,161          $11,427           $11,161       $11,813
   7/31/96       $11,218          $11,427           $11,218       $11,911
   8/31/96       $11,211          $11,427           $11,211       $11,917
   9/30/96       $11,343          $11,427           $11,343       $12,025
  10/31/96       $11,414          $11,427           $11,414       $12,154
  11/30/96       $11,603          $11,427           $11,601       $12,357
  12/31/96       $11,562          $11,427           $11,555       $12,319
   1/31/97       $11,542          $11,427           $11,554       $12,364
   2/28/97       $11,666          $11,427           $11,687       $12,467
   3/31/97       $11,525          $11,427           $11,551       $12,305


Fund, assuming entire investment was redeemed on 3/31/97 & max. applicable contingent deferred sales charge deducted from proceeds



-----------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       0.9%      3.5%           $11,427
Class I, Without CDSC    3.9%      3.7%           $11,525
Class II                 4.1%      3.7%           $11,551
-----------------------------------------------------------

[/line chart]

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 4/16/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Marathon Pennsylvania Limited Maturity Municipals Fund

Your investment at work            [factory buildings graphic]
Erie County, PA
Industrial Development Authority
International Paper

International Paper is one of the world's largest producers of paper products, including writing and newsprint, paperboard and packaging, pulp, and wood products. The company maintains facilities in the U.S., Canada, Europe, Asia, and Latin America. These bonds were used to finance the acquisition and construction costs of a sewage treatment facility at the Company's Erie Mill plant. They are an excellent example of the Portfolio 's investments once again being used to finance much needed public projects, while also encouraging private investment in job-producing enterprises.


Portfolio Overview                           [map of Pennsylvania graphic]
Based on market value as of March 31, 1997

Number of issues...............................     51
Average quality................................    AA-
Investment grade...............................   92.6%
Effective maturity (years).....................   9.50
Largest sectors:
    Hospitals..................................   30.1%
    Escrowed...................................   15.3
    Insured hospitals..........................    8.0*
    Insured general obligations................    7.2*
    Transportation.............................    7.1

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: Pennsylvania

The Pennsylvania economy continued to make progress in 1996 and early 1997 as the Commonwealth's employment grew significantly. The February unemployment rate was 4.9%, a marked improvement from 5.9% in the previous year, and below the national rate for the first time in five years. Services, retailing, and the financial sector each experienced strong job growth, while mining, manufacturing, and health care continued to suffer losses. Mining has been in a long-term decline, although the job losses in 199 6 were relatively small compared to the previous year. The manufacturing decline was also less severe than in 1995, with durable goods remaining weak due to a national softening in electrical machinery demand. Non-durables, such as paper and apparel, showed some signs of a comeback. Meanwhile, the Commonwealth's large health care industry continued its consolidation in response to an increasingly competitive climate. By curtailing spending and utilizing better financial management, Pennsylvania has made its capital needs significantly more manageable and put itself in a better position to handle future economic and fiscal challenges.

--------------------------------------------------------------------------------
[line chart]

Comparison of Change in Value of a $10,000 Investment in EV Marathon Pennsylvania Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From June 30, 1992, through March 31, 1997





                          (plot points not available)




--------------------------------------------------------------------
AVERAGE ANNUAL           1         Life of        Value at
  RETURNS                Year      Fund*          3/31/97

Class I, With CDSC       0.2%      4.7%           $12,358
Class I, Without CDSC    3.1%      4.7%           $12,358
Class II                 3.6%      4.8%           $12,411
--------------------------------------------------------------------

[/line chart]


Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 6/1/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

                 EV Marathon Limited Maturity Municipals Funds
                              Financial Statements

                      Statements of Assets and Liabilities

---------------------------------------------------------------------------
                                 March 31, 1997
---------------------------------------------------------------------------

                                                       Marathon        Marathon        Marathon        Marathon       Marathon
                                                      California     Connecticut       Florida      Massachusetts     Michigan
                                                     Limited Fund    Limited Fund    Limited Fund    Limited Fund   Limited Fund
                                                    --------------- --------------- --------------- --------------- --------------
Assets:
 Investments--
  Identified cost                                   $ 39,703,565    $ 10,725,892    $ 82,605,900    $ 64,612,147    $ 13,546,215
  Unrealized appreciation                                665,214         101,855         738,544         755,647         310,913
                                                    -------------   -------------   -------------   -------------   -------------
 Total investment in Portfolio, at value
  (Note 1A)                                         $ 40,368,779    $ 10,827,747    $ 83,344,444    $ 65,367,794    $ 13,857,128
 Receivable for Fund shares sold                              --              --             500          14,909              --
 Prepaid expenses                                             --              --              --              --           1,270
 Deferred organization expenses (Note 1D)                    971           4,335           1,205           1,175           5,292
                                                    -------------   -------------   -------------   -------------   -------------
   Total assets                                     $ 40,369,750    $ 10,832,082    $ 83,346,149    $ 65,383,878    $ 13,863,690
                                                    -------------   -------------   -------------   -------------   -------------
Liabilities:
 Payable for Fund shares redeemed                   $    180,209    $         --    $    425,811    $    160,276    $         --
 Distributions payable                                    65,853          15,823         133,344         104,200          20,970
 Payable to affiliate for Trustees' fees (Note 4)             40              40             395             395              40
 Accrued expenses                                         19,603           3,761          47,771          33,678           5,478
                                                    -------------   -------------   -------------   -------------   -------------
   Total liabilities                                $    265,705    $     19,624    $    607,321    $    298,549    $     26,488
                                                    -------------   -------------   -------------   -------------   -------------
Net Assets                                          $ 40,104,045    $ 10,812,458    $ 82,738,828    $ 65,085,329    $ 13,837,202
                                                    =============   =============   =============   =============   =============
Sources of Net Assets:
 Paid-in capital                                    $ 41,893,954    $ 11,091,511    $ 85,073,839    $ 66,460,897    $ 14,498,594
 Accumulated net realized loss on investments
  and financial futures contracts (computed
  on basis of identified cost)                        (2,389,269)       (450,797)     (2,940,172)     (2,072,194)       (982,976)
 Accumulated undistributed (distributions in
  excess of) net investment income                       (65,854)         69,889        (133,383)        (59,021)         10,671
 Net unrealized appreciation of investments
  and financial futures contracts (computed
  on basis of identified cost)                           665,214         101,855         738,544         755,647         310,913
                                                    -------------   -------------   -------------   -------------   -------------
   Total                                            $ 40,104,045    $ 10,812,458    $ 82,738,828    $ 65,085,329    $ 13,837,202
                                                    =============   =============   =============   =============   =============
Class I
 Net Assets                                         $ 25,386,409    $ 10,226,542    $ 48,418,166    $ 41,089,998    $ 13,431,416
                                                    =============   =============   =============   =============   =============
 Shares of beneficial interest outstanding             2,544,562       1,045,041       4,853,138       4,112,513       1,378,860
                                                    =============   =============   =============   =============   =============
 Net Asset Value, Offering Price and
  Redemption Price Per Share (Note 6)                      $9.98           $9.79           $9.98           $9.99           $9.74
                                                           =====           =====           =====           =====           =====
Class II
 Net Assets                                         $ 14,717,636    $    585,916    $ 34,320,662    $ 23,995,331    $    405,786
                                                    =============   =============   =============   =============   =============
 Shares of beneficial interest outstanding             1,475,007          59,861       3,439,955       2,401,237          41,659
                                                    =============   =============   =============   =============   =============
 Net Asset Value and Redemption Price
  Per Share                                                $9.98           $9.79           $9.98           $9.99           $9.74
                                                           =====           =====           =====           =====           =====

                       See notes to financial statements

                      Statements of Assets and Liabilities

---------------------------------------------------------------------------
                                 March 31, 1997
---------------------------------------------------------------------------

                                                 Marathon          Marathon          Marathon         Marathon
                                                New Jersey         New York            Ohio          Pennsylvania
                                               Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                               ---------------   ---------------   ---------------   --------------
Assets:
 Investments--
  Identified cost                               $56,148,398       $95,977,191       $25,265,417       $61,442,693
  Unrealized appreciation                         1,081,093           482,159           335,973           709,954
                                                ------------      ------------      ------------      ------------
 Total investment in Portfolio, at value
  (Note 1A)                                     $57,229,491       $96,459,350       $25,601,390       $62,152,647
 Receivable for Fund shares sold                         --             3,700                --                --
 Prepaid expenses                                        --                --               975                --
 Deferred organization expenses (Note 1D)             1,111             1,193             3,940             1,174
                                                ------------      ------------      ------------      ------------
   Total assets                                 $57,230,602       $96,464,243       $25,606,305       $62,153,821
                                                ------------      ------------      ------------      ------------
Liabilities:
 Distributions payable                          $    90,619       $   158,098       $    40,043       $   102,319
 Payable for Fund shares redeemed                   189,447           237,449            14,261           139,149
 Payable to affiliate for Trustees' fees
  (Note 4)                                              395               791                40               395
 Accrued expenses                                    29,204            38,885            12,942            33,980
                                                ------------      ------------      ------------      ------------
   Total liabilities                            $   309,665       $   435,223       $    67,286       $   275,843
                                                ------------      ------------      ------------      ------------
Net Assets                                      $56,920,937       $96,029,020       $25,539,019       $61,877,978
                                                ============      ============      ============      ============
Sources of Net Assets:
 Paid-in capital                                $58,088,655       $98,463,860       $26,319,132       $62,743,473
 Accumulated net realized loss on
  investments and financial futures
  contracts (computed on basis of
  identified cost)                               (2,158,260)       (2,758,901)       (1,248,110)       (1,505,979)
 Accumulated undistributed
  (distributions in excess of) net
  investment income                                 (90,551)         (158,098)          132,024           (69,470)
 Net unrealized appreciation of
  investments and financial futures
  contracts (computed on basis of
  identified cost)                                1,081,093           482,159           335,973           709,954
                                                ------------      ------------      ------------      ------------
   Total                                        $56,920,937       $96,029,020       $25,539,019       $61,877,978
                                                ============      ============      ============      ============
Class I
 Net Assets                                     $34,690,585       $60,097,020       $24,586,755       $33,970,520
                                                ============      ============      ============      ============
 Shares of beneficial interest outstanding        3,446,276         5,983,211         2,503,409         3,364,229
                                                ============      ============      ============      ============
 Net Asset Value, Offering Price
  and Redemption Price Per Share (Note 6)            $10.07            $10.04             $9.82            $10.10
                                                     ======            ======             =====           =======
Class II
 Net Assets                                     $22,230,352       $35,932,000       $   952,264       $27,907,458
                                                ============      ============      ============      ============
 Shares of beneficial interest outstanding        2,208,037         3,577,308            96,986         2,763,913
                                                ============      ============      ============      ============
 Net Asset Value and Redemption Price
  Per Share                                          $10.07            $10.04             $9.82            $10.10
                                                     ======            ======             =====           =======

                       See notes to financial statements

                            Statements of Operations

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                       Marathon       Marathon
                                                      California     Connecticut
                                                     Limited Fund   Limited Fund
                                                     -------------- --------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio             $  2,669,291   $    679,936
 Expenses allocated from Portfolio                        (293,462)       (61,120)
                                                       ------------    ------------
   Net investment income from Portfolio               $  2,375,829   $    618,816
                                                       ------------    ------------
 Expenses
  Compensation of Trustees not members of the
   Administrator's organization (Note 4)              $        907   $        288
  Distribution and service fees--Class I (Note 5)          371,217        106,258
  Service fees--Class II (Note 5)                            9,580             52
  Transfer and dividend disbursing agent fees               35,047          8,163
  Printing and postage                                      16,735          7,661
  Legal and accounting services                             12,387          9,790
  Custodian fee                                              5,763          2,689
  Registration fees                                            500          1,380
  Amortization of organization expenses
   (Note 1D)                                                 6,088          4,066
  Miscellaneous                                              4,718          2,163
                                                       ------------    ------------
   Total expenses                                     $    462,942   $    142,510
                                                       ------------    ------------
    Net investment income                             $  1,912,887   $    476,306
                                                       ------------    ------------
Realized and Unrealized Gain
 (Loss) from Portfolio:
 Net realized gain (loss)--
  Investment transactions (identified cost basis)     $    357,491   $     86,251
  Financial futures contracts                             (462,788)       (70,807)
                                                       ------------    ------------
   Net realized gain (loss)                           $   (105,297)  $     15,444
                                                       ------------    ------------
 Change in unrealized appreciation (depreciation)--
  Investment transactions                             $   (417,800)  $   (108,736)
  Financial futures contracts                               90,861          2,779
                                                       ------------    ------------
    Net change in unrealized appreciation             $   (326,939)  $   (105,957)
                                                       ------------    ------------
     Net realized and unrealized gain (loss)          $   (432,236)  $    (90,513)
                                                       ------------    ------------
      Net increase in net assets from
       operations                                     $  1,480,651   $    385,793
                                                       ============    ============


                                                       Marathon         Marathon           Marathon
                                                        Florida      Massachusetts         Michigan
                                                     Limited Fund     Limited Fund       Limited Fund
                                                     -------------- ---------------      ------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio            $   5,445,598   $   4,317,960       $  931,959
 Expenses allocated from Portfolio                        (564,142)       (450,271)        (121,003)
                                                      -------------    ------------      ------------
   Net investment income from Portfolio              $   4,881,456   $   3,867,689       $  810,956
                                                      -------------    ------------      ------------
 Expenses
  Compensation of Trustees not members of the
   Administrator's organization (Note 4)             $       2,445   $       1,618       $      163
  Distribution and service fees--Class I (Note 5)          755,063         593,010          143,210
  Service fees--Class II (Note 5)                           22,501          17,708               47
  Transfer and dividend disbursing agent fees               74,741          57,272            9,952
  Printing and postage                                      32,159          28,109            9,491
  Legal and accounting services                             12,415          12,657           11,810
  Custodian fee                                             10,853           8,770            2,630
  Registration fees                                          7,112           4,813            4,480
  Amortization of organization expenses
   (Note 1D)                                                 7,614           6,712            4,030
  Miscellaneous                                             11,801          12,640            4,211
                                                      -------------    ------------      ------------
   Total expenses                                    $     936,704   $     743,309       $  190,024
                                                      -------------    ------------      ------------
    Net investment income                            $   3,944,752   $   3,124,380       $  620,932
                                                      -------------    ------------      ------------
Realized and Unrealized Gain
 (Loss) from Portfolio:
 Net realized gain (loss)--
  Investment transactions (identified cost basis)    $     561,757   $     367,923       $  246,582
  Financial futures contracts                             (706,651)       (433,753)        (101,217)
                                                      -------------    ------------      ------------
   Net realized gain (loss)                          $    (144,894)  $     (65,830)      $  145,365
                                                      -------------    ------------      ------------
 Change in unrealized appreciation (depreciation)--
  Investment transactions                            $  (1,855,662)  $  (1,029,783)      $ (138,214)
  Financial futures contracts                              186,943         168,554            5,849
                                                      -------------    ------------      ------------
    Net change in unrealized appreciation            $  (1,668,719)  $    (861,229)      $ (132,365)
                                                      -------------    ------------      ------------
     Net realized and unrealized gain (loss)         $  (1,813,613)  $    (927,059)      $   13,000
                                                      -------------    ------------      ------------
      Net increase in net assets from
       operations                                    $   2,131,139   $   2,197,321       $  633,932
                                                      =============    ============      ============


                       See notes to financial statements

                            Statements of Operations

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                        Marathon         Marathon         Marathon          Marathon
                                       New Jersey        New York           Ohio          Pennsylvania
                                       Limited Fund     Limited Fund     Limited Fund     Limited Fund
                                       --------------   --------------   --------------   ----------------
Investment Income (Note 1B):
 Interest income allocated from
  Portfolio                              $ 3,766,189     $  6,306,416      $ 1,619,576      $   4,167,437
 Expenses allocated from Portfolio          (393,734)        (650,949)        (180,853)          (428,674)
                                          -----------    -------------      -----------      -------------
  Net investment income from
   Portfolio                             $ 3,372,455     $  5,655,467      $ 1,438,723      $   3,738,763
                                          -----------    -------------      -----------      -------------
 Expenses--
  Compensation of Trustees not
   members of the Administrator's
   organization (Note 4)                 $     1,618     $      3,236      $       163      $       1,618
  Distribution and service fees--
   Class I (Note 5)                          512,727          895,821          260,821            532,852
  Service fees--Class II (Note 5)             16,174           22,568              101             20,750
  Transfer and dividend disbursing
   agent fees                                 50,435           88,374           14,894             57,059
  Printing and postage                        25,154           37,008           11,761             26,185
  Legal and accounting services               12,683           12,408           11,073             12,612
  Custodian fee                                7,260           12,183            3,715              9,744
  Registration fees                               --            2,865            4,480                 --
  Amortization of organization
   expenses (Note 1D)                          6,691            7,541            4,007              6,975
  Miscellaneous                                7,819           13,516            5,899              9,169
                                          -----------    -------------      -----------      -------------
   Total expenses                        $   640,561     $  1,095,520      $   316,914      $     676,964
                                          -----------    -------------      -----------      -------------
    Net investment income                $ 2,731,894     $  4,559,947      $ 1,121,809      $   3,061,799
                                          -----------    -------------      -----------      -------------
Realized and Unrealized Gain
 (Loss) from Portfolio:
 Net realized gain (loss)--
  Investment transactions
   (identified cost basis)               $   385,056     $    488,732      $   319,787      $     956,585
  Financial futures contracts               (313,808)        (721,882)        (117,216)          (462,804)
                                          -----------    -------------      -----------      -------------
   Net realized gain (loss)              $    71,248     $   (233,150)     $   202,571      $     493,781
                                          -----------    -------------      -----------      -------------
 Change in unrealized appreciation
  (depreciation)--
   Investment transactions               $  (377,522)    $ (1,273,337)     $  (254,502)     $  (1,235,168)
   Financial futures contracts                13,071          361,494               --                 --
                                          -----------    -------------      -----------      -------------
    Net change in unrealized
     appreciation                        $  (364,451)    $   (911,843)     $  (254,502)     $  (1,235,168)
                                          -----------    -------------      -----------      -------------
     Net realized and unrealized
      loss                               $  (293,203)    $ (1,144,993)     $   (51,931)     $    (741,387)
                                          -----------    -------------      -----------      -------------
      Net increase in net assets
       from operations                   $ 2,438,691     $  3,414,954      $ 1,069,878      $   2,320,412
                                          ===========    =============      ===========      =============

                       See notes to financial statements

                      Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                     Marathon        Marathon
                                                    California      Connecticut
                                                   Limited Fund    Limited Fund
                                                 ----------------- --------------
Increase (Decrease) in Net Assets
 From operations--
  Net investment income                            $    1,912,887   $    476,306
  Net realized gain (loss)                               (105,297)        15,444
  Change in unrealized appreciation                      (326,939)      (105,957)
                                                    --------------  -------------
   Net increase in net assets from
    operations                                     $    1,480,651   $    385,793
                                                    --------------  -------------
 Distributions to shareholders (Note 2)--
  From net investment income
   Class I                                         $   (1,607,095)  $   (455,112)
   Class II                                              (301,808)        (1,617)
  In excess of net investment income
   Class I                                                (13,847)            --
   Class II                                                    --             --
                                                    --------------  -------------
   Total distributions to shareholders             $   (1,922,750)  $   (456,729)
                                                    --------------  -------------
 Transactions in shares of beneficial interest
  (Note 3)--
  Proceeds from sale of shares
   Class I                                         $      444,769   $    536,742
  Net asset value of shares issued to
  shareholders in payment of distributions
  declared
   Class I                                                765,892        292,883
   Class II                                               103,810             16
  Cost of shares redeemed
   Class I                                            (11,840,189)    (2,960,328)
   Class II                                            (3,169,620)            --
  Net asset value of shares exchanged
   Class I                                            (17,897,266)      (590,112)
   Class II                                            17,897,266        590,112
                                                    --------------  -------------
    Net decrease in net assets from Fund
     share transactions                            $  (13,695,338)  $ (2,130,687)
                                                    --------------  -------------
      Net decrease in net assets                   $  (14,137,437)  $ (2,201,623)
                                                    --------------  -------------
Net Assets:
 At beginning of year                              $   54,241,482   $ 13,014,081
                                                    --------------  -------------
 At end of year                                    $   40,104,045   $ 10,812,458
                                                    ==============  =============
Accumulated undistributed
 (distributions in excess of) net
 investment income included in net
 assets at end of year                             $      (65,854)  $     69,889
                                                    ==============  =============



                                                     Marathon         Marathon          Marathon
                                                     Florida       Massachusetts        Michigan
                                                   Limited Fund     Limited Fund      Limited Fund
                                                 ----------------- ---------------   -------------
Increase (Decrease) in Net Assets
 From operations--
  Net investment income                            $    3,944,752   $   3,124,380    $     620,932
  Net realized gain (loss)                               (144,894)        (65,830)         145,365
  Change in unrealized appreciation                    (1,668,719)       (861,229)        (132,365)
                                                    --------------  --------------    -------------
   Net increase in net assets from
    operations                                     $    2,131,139   $   2,197,321    $     633,932
                                                    --------------  --------------    -------------
 Distributions to shareholders (Note 2)--
  From net investment income
   Class I                                         $   (3,242,562)  $  (2,495,404)   $    (627,157)
   Class II                                              (702,190)       (539,280)          (1,475)
  In excess of net investment income
   Class I                                                (42,727)             --               --
   Class II                                                (1,139)             --              (43)
                                                    --------------  --------------    -------------
   Total distributions to shareholders             $   (3,988,618)  $  (3,034,684)   $    (628,675)
                                                    --------------  --------------    -------------
 Transactions in shares of beneficial interest
  (Note 3)--
  Proceeds from sale of shares
   Class I                                         $    2,000,615   $   1,019,225    $     383,540
  Net asset value of shares issued to
  shareholders in payment of distributions
  declared
   Class I                                              1,568,006       1,508,179          343,787
   Class II                                               233,744         249,269               --
  Cost of shares redeemed
   Class I                                            (26,233,067)    (22,084,352)      (5,590,014)
   Class II                                            (9,754,340)     (6,578,267)         (10,723)
  Net asset value of shares exchanged
   Class I                                            (44,307,093)    (30,459,860)        (418,152)
   Class II                                            44,307,093      30,459,860          418,152
                                                    --------------  --------------    -------------
    Net decrease in net assets from Fund
     share transactions                            $  (32,185,042)  $ (25,885,946)   $  (4,873,410)
                                                    --------------  --------------    -------------
      Net decrease in net assets                   $  (34,042,521)  $ (26,723,309)   $  (4,868,153)
                                                    --------------  --------------    -------------
Net Assets:
 At beginning of year                              $  116,781,349   $  91,808,638    $  18,705,355
                                                    --------------  --------------    -------------
 At end of year                                    $   82,738,828   $  65,085,329    $  13,837,202
                                                    ==============  ==============    =============
Accumulated undistributed
 (distributions in excess of) net
 investment income included in net
 assets at end of year                             $     (133,383)  $     (59,021)   $      10,671
                                                    ==============  ==============    =============

                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                 Marathon            Marathon           Marathon          Marathon
                                                New Jersey           New York             Ohio          Pennsylvania
                                               Limited Fund        Limited Fund        Limited Fund     Limited Fund
                                              -----------------   -----------------   --------------   ----------------
Increase (Decrease) in Net Assets:
 From operations--
  Net investment income                         $    2,731,894      $    4,559,947     $  1,121,809      $    3,061,799
  Net realized gain (loss)                              71,248            (233,150)         202,571             493,781
  Change in unrealized appreciation                   (364,451)           (911,843)        (254,502)         (1,235,168)
                                                 --------------      --------------    -------------      --------------
   Net increase in net assets from
    operations                                  $    2,438,691      $    3,414,954     $  1,069,878      $    2,320,412
                                                 --------------      --------------    -------------      --------------
 Distributions to shareholders (Note 2)--
  From net investment income
   Class I                                      $   (2,193,735)     $   (3,852,507)    $ (1,105,384)     $   (2,334,113)
   Class II                                           (497,596)           (692,360)          (4,852)           (652,722)
  In excess of net investment income
   Class I                                                  --              (8,086)              --                  --
   Class II                                                 --                  --              (66)                 --
                                                 --------------      --------------    -------------      --------------
   Total distributions to shareholders          $   (2,691,331)     $   (4,552,953)    $ (1,110,302)     $   (2,986,835)
                                                 --------------      --------------    -------------      --------------
 Transactions in shares of beneficial
  interest (Note 3)--
  Proceeds from sale of shares
   Class I                                      $    1,528,851      $    1,602,059     $    978,772      $    1,379,651
  Net asset value of shares issued to
  shareholders in payment of
  distributions declared
   Class I                                           1,475,486           2,412,846          721,660           1,340,237
   Class II                                            229,798             335,280               --             187,093
  Cost of shares redeemed
   Class I                                         (17,296,193)        (31,149,203)      (5,861,554)        (18,401,069)
   Class II                                         (6,803,386)         (9,880,126)         (18,208)         (6,368,306)
  Net asset value of shares exchanged
   Class I                                         (28,857,585)        (45,738,630)        (976,757)        (34,187,865)
   Class II                                         28,857,585          45,738,630          976,757          34,187,865
                                                 --------------      --------------    -------------      --------------
    Net decrease in net assets from
     Fund share transactions                    $  (20,865,444)     $  (36,679,144)    $ (4,179,330)     $  (21,862,394)
                                                 --------------      --------------    -------------      --------------
      Net decrease in net assets                $  (21,118,084)     $  (37,817,143)    $ (4,219,754)     $  (22,528,817)
                                                 --------------      --------------    -------------      --------------
Net Assets:
 At beginning of year                           $   78,039,021      $  133,846,163     $ 29,758,773      $   84,406,795
                                                 --------------      --------------    -------------      --------------
 At end of year                                 $   56,920,937      $   96,029,020     $ 25,539,019      $   61,877,978
                                                 ==============      ==============    =============      ==============
Accumulated undistributed
 (distributions in excess of) net
 investment income included in net
 assets at end of year                          $      (90,551)     $     (158,098)    $    132,024      $      (69,470)
                                                 ==============      ==============    =============      ==============

                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1996
---------------------------------------------------------------------------

                                        Marathon        Marathon         Marathon         Marathon        Marathon
                                       California      Connecticut       Florida       Massachusetts      Michigan
                                      Limited Fund    Limited Fund     Limited Fund     Limited Fund    Limited Fund
                                    ----------------- -------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets:
 From operations--
  Net investment income               $    2,430,286   $    556,922    $    5,004,434   $   3,877,768    $     884,709
  Net realized gain (loss)                   685,890         37,555           467,460         (29,836)         276,050
  Net change in unrealized
   appreciation                              374,647        239,758         1,319,556       1,657,419           34,463
                                       --------------  -------------    --------------  --------------    -------------
   Net increase in net assets
    from operations                   $    3,490,823   $    834,235    $    6,791,450   $   5,505,351    $   1,195,222
                                       --------------  -------------    --------------  --------------    -------------
 Distributions to shareholders
  (Note 2)--
  From net investment
   income                             $   (2,430,286)  $   (551,156)   $   (5,004,434)  $  (3,877,768)   $    (861,813)
  In excess of net investment
   income                                    (25,299)            --           (78,461)        (58,748)              --
                                       --------------  -------------    --------------  --------------    -------------
  Total distributions to
   shareholders                       $   (2,455,585)  $   (551,156)   $   (5,082,895)  $  (3,936,516)   $    (861,813)
                                       --------------  -------------    --------------  --------------    -------------
 Transactions in shares of
  beneficial interest
  (Note 3)--
  Proceeds from sale of
   shares                             $    1,279,875   $    804,443    $    6,589,116   $   3,102,845    $     435,247
  Net asset value of shares
   issued to shareholders in
   payment of distributions
   declared                                1,169,614        355,300         2,390,452       2,315,310          486,147
  Cost of shares redeemed                (23,100,091)    (4,041,652)      (43,488,206)    (28,516,530)      (8,597,683)
                                       --------------  -------------    --------------  --------------    -------------
   Net decrease in net assets
    from Fund share
    transactions                      $  (20,650,602)  $ (2,881,909)   $  (34,508,638)  $ (23,098,375)   $  (7,676,289)
                                       --------------  -------------    --------------  --------------    -------------
    Net decrease in net
     assets                           $  (19,615,364)  $ (2,598,830)   $  (32,800,083)  $ (21,529,540)   $  (7,342,880)
Net Assets:
 At beginning of year                     73,856,846     15,612,911       149,581,432     113,338,178       26,048,235
                                       --------------  -------------    --------------  --------------    -------------
 At end of year                       $   54,241,482   $ 13,014,081    $  116,781,349   $  91,808,638    $  18,705,355
                                       ==============  =============    ==============  ==============    =============
Accumulated undistributed
 (distributions in excess of)
 net investment income
 included in net assets at
 end of year                          $      (92,849)  $     50,312    $     (196,697)  $    (148,717)   $      18,414
                                       ==============  =============    ==============  ==============    =============

                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1996
---------------------------------------------------------------------------

                                              Marathon            Marathon          Marathon          Marathon
                                             New Jersey           New York            Ohio          Pennsylvania
                                            Limited Fund        Limited Fund       Limited Fund     Limited Fund
                                           -----------------   -----------------   --------------   ----------------
Increase (Decrease) in Net Assets:
 From operations--
  Net investment income                      $    3,269,114      $    5,568,639     $  1,306,505      $    3,606,448
  Net realized gain (loss)                          100,958             263,252          201,615            (333,806)
  Net change in unrealized
   appreciation                                     818,497           2,159,272          155,302           1,588,869
                                              --------------      --------------    -------------      --------------
   Net increase in net assets from
    operations                               $    4,188,569      $    7,991,163     $  1,663,422      $    4,861,511
                                              --------------      --------------    -------------      --------------
 Distributions to shareholders
  (Note 2) --
  From net investment income                 $   (3,269,114)     $   (5,568,639)    $ (1,240,802)     $   (3,606,448)
  In excess of net investment income                (23,528)           (226,436)              --             (93,394)
                                              --------------      --------------    -------------      --------------
   Total distributions to shareholders       $   (3,292,642)     $   (5,795,075)    $ (1,240,802)     $   (3,699,842)
                                              --------------      --------------    -------------      --------------
 Transactions in shares of beneficial
  interest (Note 3)--
  Proceeds from sale of shares               $    1,519,569      $    4,503,742     $    823,945      $    3,135,022
  Net asset value of shares issued to
   shareholders in payment of
   distributions declared                         2,124,271           3,728,559          820,409           2,153,945
  Cost of shares redeemed                       (19,862,245)        (43,273,612)      (6,586,968)        (25,596,793)
                                              --------------      --------------    -------------      --------------
   Net decrease in net assets from
    Fund share transactions                  $  (16,218,405)     $  (35,041,311)    $ (4,942,614)     $  (20,307,826)
                                              --------------      --------------    -------------      --------------
    Net decrease in net assets               $  (15,322,478)     $  (32,845,223)    $ (4,519,994)     $  (19,146,157)
Net Assets:
 At beginning of year                            93,361,499         166,691,386       34,278,767         103,552,952
                                              --------------      --------------    -------------      --------------
 At end of year                              $   78,039,021      $  133,846,163     $ 29,758,773      $   84,406,795
                                              ==============      ==============    =============      ==============
Accumulated undistributed
 (distributions in excess of)
 net investment income
 included in net assets at
 end of year                                 $     (131,114)     $     (225,055)    $    120,517      $     (144,434)
                                              ==============      ==============    =============      ==============


                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                               Marathon California
                                                                    Limited Fund
                                                            ---------------------------
                                                               Year Ended March 31,
                                                            ---------------------------
                                                                       1997
                                                            ---------------------------
                                                              Class I     Class II**
                                                            ------------ --------------
Net asset value -- Beginning of year                          $  10.080      $  9.940
                                                                --------       --------
Income (loss) from operations:
 Net investment income                                        $   0.393      $  0.363
 Net realized and unrealized gain (loss) on investments          (0.097)        0.037++
                                                                --------       --------
  Total income from operations                                $   0.296      $  0.400
                                                                --------       --------
Less distributions:
 From net investment income                                   $  (0.393)     $ (0.360)
 In excess of net investment income                              (0.003)           --
 From net realized gain on investments                               --            --
 From paid-in capital                                                --            --
                                                                --------       --------
  Total distributions                                         $  (0.396)     $ (0.360)
                                                                --------       --------
Net asset value  -- End of year                               $   9.980      $  9.980
                                                                ========       ========
Total Return (1)                                                  2.99%         3.84%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  25,386      $ 14,718
 Ratio of net expenses to average daily net assets (2)(3)         1.71%         0.90%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.70%         0.89%+
 Ratio of net investment income to average daily
  net assets                                                      3.91%         4.76%+
Portfolio Turnover (4)                                               --            --


                                                                     Marathon California Limited Fund
                                                            ---------------------------------------------------
                                                               1996          1995         1994         1993*
                                                            ------------  -----------  -----------   ----------
Net asset value -- Beginning of year                         $   9.950     $  10.050    $  10.340    $  10.000
                                                               ---------     --------     --------     --------
Income (loss) from operations:
 Net investment income                                       $   0.385     $   0.367    $   0.380    $   0.333
 Net realized and unrealized gain (loss) on investments          0.134        (0.027)      (0.180)       0.443
                                                               ---------     --------     --------     --------
  Total income from operations                               $   0.519     $   0.340    $   0.200    $   0.776
                                                               ---------     --------     --------     --------
Less distributions:
 From net investment income                                  $  (0.385)    $  (0.367)   $  (0.380)   $  (0.333)
 In excess of net investment income                             (0.004)       (0.066)      (0.096)          --
 From net realized gain on investments                              --        (0.007)      (0.014)          --
 From paid-in capital                                               --            --           --       (0.103)
                                                               ---------     --------     --------     ---------
  Total distributions                                        $  (0.389)    $  (0.440)   $  (0.490)   $  (0.436)
                                                               ---------     --------     --------     ---------
Net asset value  -- End of year                              $  10.080     $   9.950    $  10.050    $  10.340
                                                               =========     ========     ========     =========
Total Return (1)                                                 5.27%         3.53%        1.86%        7.67%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                       $  54,241     $  73,857    $  82,451    $  37,124
 Ratio of net expenses to average daily net assets (2)(3)        1.63%         1.55%        1.40%        1.33%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                    1.59%            --           --           --
 Ratio of net investment income to average daily
  net assets                                                     3.81%         3.72%        3.55%        3.77%+
Portfolio Turnover (4)                                              --            --           0%          24%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                       --            --        1.48%        1.72%+
 Net investment income                                              --            --        3.47%        3.38%+
Net investment income per share                                     --            --    $   0.377    $   0.299
                                                                                          ========     ==========

+   Annualized
++ The per share amount is not in accord with the net realized and unrealized gain (loss) on investments because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, May 29, 1992, to March 31, 1993. ** For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                                          Marathon Connecticut Limited Fund
                                                            ---------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                            ---------------------------------------------------------------
                                                                     1997              1996         1995         1994*
                                                            ----------------------- ------------ ------------ ------------
                                                             Class I   Class II**
                                                            ---------- ------------
Net asset value -- Beginning of year                        $   9.850    $  9.870   $   9.690    $   9.690     $  10.000
                                                             ---------     --------   ---------    ---------     --------
Income (loss) from operations:
 Net investment income                                      $   0.398    $  0.087   $   0.379    $   0.373     $   0.343
 Net realized and unrealized gain (loss) on investments        (0.089)     (0.082)  $   0.150        0.026        (0.243)
                                                             ---------     --------   ---------    ---------     ---------
  Total income from operations                              $   0.309    $  0.005   $   0.529    $   0.399     $   0.100
                                                             ---------     --------   ---------    ---------     ---------
Less distributions:
 From net investment income                                 $  (0.369)   $ (0.085)  $  (0.369)   $  (0.373)    $  (0.343)
 In excess of net investment income                                --          --          --       (0.026)       (0.056)
 From net realized gain on investments                             --          --          --           --        (0.011)
                                                             ---------     --------   ---------    ---------     ---------
  Total distributions                                       $  (0.369)   $ (0.085)  $  (0.369)   $  (0.399)    $  (0.410)
                                                             ---------     --------   ---------    ---------     ---------
Net asset value  -- End of year                             $   9.790    $  9.790   $   9.850    $   9.690     $   9.690
                                                             =========     ========   =========    =========     =========
Total Return (1)                                                3.21%       (0.13)%     5.50%        4.27%         0.73%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                      $  10,227    $    586   $  13,014    $  15,613     $  14,752
 Ratio of net expenses to average daily net assets (2)(3)       1.72%       0.70%+      1.53%        1.23%         0.86%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                   1.68%       0.66%+      1.49%           --            --
 Ratio of net investment income to average daily
  net assets                                                    3.93%       5.06%+      3.78%        3.89%         3.50%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)(3)                                                1.96%       0.94%+      1.86%        1.81%         2.02%+
 Expenses after custodian fee reduction (2)                     1.92%       0.90%+         --           --            --
 Net investment income                                          3.69%       4.82%+      3.45%        3.31%         2.34%+
Net investment income per share                             $   0.374    $  0.083   $   0.346    $   0.317     $   0.229
                                                             =========     ========   =========    =========     ==========


+   Annualized
* For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, January 21, 1997, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                             Marathon Florida Limited
                                                                        Fund
                                                            ---------------------------
                                                               Year Ended March 31,
                                                            ---------------------------
                                                                       1997
                                                            ---------------------------
                                                              Class I     Class II**
                                                            ------------ --------------
Net asset value -- Beginning of year                          $  10.170     $  10.030
                                                                --------    -----------
Income (loss) from operations:
 Net investment income                                        $   0.388     $   0.357
 Net realized and unrealized gain (loss) on investments          (0.185)       (0.049)
                                                                --------    -----------
  Total income from operations                                $   0.203     $   0.308
                                                                --------    -----------
Less distributions:
 From net investment income                                   $  (0.388)    $  (0.357)
 In excess of net investment income                              (0.005)       (0.001)
 From net realized gain on investments                               --            --
 From paid-in capital                                                --            --
                                                                --------    -----------
  Total distributions                                         $  (0.393)    $  (0.358)
                                                                --------    -----------
Net asset value  -- End of year                               $   9.980     $   9.980
                                                                ========    ===========
Total Return (1)                                                  2.05%         2.88%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  48,418     $  34,321
 Ratio of net expenses to average daily net assets (2)(3)         1.65%         0.89%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.63%         0.87%+
 Ratio of net investment income to average daily
  net assets                                                      3.86%         4.65%+
Portfolio Turnover (4)                                               --            --


                                                                       Marathon Florida Limited Fund
                                                            ---------------------------------------------------
                                                               1996         1995         1994          1993*
                                                            ------------ ------------ ------------   ----------
Net asset value -- Beginning of year                          $  10.080    $  10.060    $  10.360    $  10.000
                                                                --------     --------     --------     --------
Income (loss) from operations:
 Net investment income                                        $   0.383    $   0.375    $   0.387    $   0.333
 Net realized and unrealized gain (loss) on investments           0.096        0.090       (0.200)       0.469
                                                                --------     --------     --------     --------
  Total income from operations                                $   0.479    $   0.465    $   0.187    $   0.802
                                                                --------     --------     --------     --------
Less distributions:
 From net investment income                                   $  (0.383)   $  (0.375)   $  (0.387)   $  (0.333)
 In excess of net investment income                              (0.006)      (0.058)      (0.092)          --
 From net realized gain on investments                               --       (0.012)      (0.008)          --
 From paid-in capital                                                --           --           --       (0.109)
                                                                --------     --------     --------     ---------
  Total distributions                                         $  (0.389)   $  (0.445)   $  (0.487)   $  (0.442)
                                                                --------     --------     --------     ---------
Net asset value  -- End of year                               $  10.170    $  10.080    $  10.060    $  10.360
                                                                ========     ========     ========     =========
Total Return (1)                                                  4.78%        4.79%        1.68%        7.94%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $ 116,781    $ 149,581    $ 162,999    $  90,210
 Ratio of net expenses to average daily net assets (2)(3)         1.57%        1.50%        1.42%        1.24%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.56%           --           --           --
 Ratio of net investment income to average daily
  net assets                                                      3.74%        3.77%        3.57%        3.73%+
Portfolio Turnover (4)                                               --           --           0%          11%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Advisor or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                            1.49%+
 Net investment income                                                                                   3.48%+
Net investment income per share                                                                      $   0.311
                                                                                                       ==========


+   Annualized
* For the period from the start of business, May 29, 1992, to March 31, 1993. ** For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                              Marathon Massachusetts
                                                                    Limited Fund
                                                            ---------------------------
                                                               Year Ended March 31,
                                                            ---------------------------
                                                                       1997
                                                            ---------------------------
                                                              Class I     Class II**
                                                            ------------ --------------
Net asset value -- Beginning of year                          $  10.100      $  9.940
                                                                --------       --------
Income (loss) from operations:
 Net investment income                                        $   0.378      $  0.359
 Net realized and unrealized gain (loss) on investments          (0.106)        0.040++
                                                                --------       --------
  Total income from operations                                $   0.272      $  0.399
                                                                --------       --------
Less distributions:
 From net investment income                                   $  (0.382)     $ (0.349)
 In excess of net investment income                                  --            --
 From net realized gain on investments                               --            --
 From paid-in capital                                                --            --
                                                                --------       --------
  Total distributions                                         $  (0.382)     $ (0.349)
                                                                --------       --------
Net asset value  -- End of year                               $   9.990      $  9.990
                                                                ========       ========
Total Return (1)                                                  2.74%         3.83%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  41,090      $ 23,995
 Ratio of net expenses to average daily net assets (2)(3)         1.68%         0.91%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.66%         0.89%+
 Ratio of net investment income to average daily
  net assets                                                      3.90%         4.76%+
Portfolio Turnover (4)                                               --            --


                                                                    Marathon Massachusetts Limited Fund
                                                            ---------------------------------------------------
                                                               1996         1995         1994           1993*
                                                            ------------ ------------ ------------    ---------
Net asset value -- Beginning of year                         $   9.980     $   9.960    $  10.270    $  10.000
                                                               ---------     --------     --------     --------
Income (loss) from operations:
 Net investment income                                       $   0.383     $   0.383    $   0.385    $   0.334
 Net realized and unrealized gain (loss) on investments          0.126         0.082       (0.197)       0.368
                                                               ---------     --------     --------     --------
  Total income from operations                               $   0.509     $   0.465    $   0.188    $   0.702
                                                               ---------     --------     --------     --------
Less distributions:
 From net investment income                                  $  (0.383)    $  (0.383)   $  (0.385)   $  (0.334)
 In excess of net investment income                             (0.006)       (0.055)      (0.095)          --
 From net realized gain on investments                              --        (0.007)      (0.018)          --
 From paid-in capital                                               --            --           --       (0.098)
                                                               ---------     --------     --------     ---------
  Total distributions                                        $  (0.389)    $  (0.445)   $  (0.498)   $  (0.432)
                                                               ---------     --------     --------     ---------
Net asset value  -- End of year                              $  10.100     $   9.980    $   9.960    $  10.270
                                                               =========     ========     ========     =========
Total Return (1)                                                 5.08%         4.84%        1.75%        6.95%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                       $  91,809     $ 113,338    $ 115,121    $  55,737
 Ratio of net expenses to average daily net assets (2)(3)        1.60%         1.57%        1.46%        1.24%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                    1.58%            --           --           --
 Ratio of net investment income to average daily
  net assets                                                     3.71%         3.89%        3.61%        3.88%+
Portfolio Turnover (4)                                              --            --           2%          21%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                            1.55%+
 Net investment income                                                                                   3.57%+
Net investment income per share                                                                      $   0.307
                                                                                                       ==========


+   Annualized
++ The per share amount is not in accord with the net realized and unrealized gain (loss) on investments because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, June 1, 1992, to March 31, 1993. ** For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                                             Marathon Michigan Limited Fund
                                                            -----------------------------------------------------------------
                                                                                  Year Ended March 31,
                                                            -----------------------------------------------------------------
                                                                      1997               1996         1995         1994*
                                                            ------------------------- ------------ ------------ ------------
                                                              Class I    Class II**
                                                            ------------ ------------
Net asset value -- Beginning of year                         $   9.730     $  9.740    $   9.630    $   9.650     $  10.000
                                                               ---------     -------- -  ---------    ---------     --------
Income (loss) from operations:
 Net investment income                                       $   0.382     $  0.201    $   0.383    $   0.364     $   0.345
 Net realized and unrealized gain (loss) on investments          0.012        0.001        0.090        0.030        (0.279)
                                                               ---------     -------- -  ---------    ---------     ---------
  Total income from operations                               $   0.394     $  0.202    $   0.473    $   0.394     $   0.066
                                                               ---------     -------- -  ---------    ---------     ---------
Less distributions:
 From net investment income                                  $  (0.384)    $ (0.201)   $  (0.373)   $  (0.364)    $  (0.345)
 In excess of net investment income                                 --       (0.001)          --       (0.050)       (0.071)
                                                               ---------     -------- -  ---------    ---------     ---------
  Total distributions                                        $  (0.384)    $ (0.202)   $  (0.373)   $  (0.414)    $  (0.416)
                                                               ---------     -------- -  ---------    ---------     ---------
Net asset value  -- End of year                              $   9.740     $  9.740    $   9.730    $   9.630     $   9.650
                                                               =========     ======== =  =========    =========     =========
Total Return (1)                                                 4.14%        1.89%        4.95%        4.24%         0.37%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                       $  13,431     $    406    $  18,705    $  26,048     $  26,788
 Ratio of net expenses to average daily net assets (2)(3)        1.99%        1.18%+       1.78%        1.55%         1.91%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                    1.96%        1.15%+       1.75%           --            --
 Ratio of net investment income to average daily
  net assets                                                     3.91%        4.56%+       3.92%        3.82%         3.56%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                           1.66%         2.63%+
 Expenses after custodian fee reduction                                                                    --            --
 Net investment income                                                                                  3.71%         2.84%+
Net investment income per share                                                                     $   0.354     $   0.275
                                                                                                      =========     ==========


+   Annualized
* For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, October 22, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                                Marathon New Jersey Limited Fund
                                                            ----------------------------------------
                                                                      Year Ended March 31,
                                                            ----------------------------------------
                                                                       1997                1996
                                                            --------------------------- ------------
                                                              Class I     Class II**
                                                            ------------ --------------
Net asset value -- Beginning of year                          $  10.110      $  9.960     $  10.020
                                                                --------       -------- -   --------
Income (loss) from operations:
 Net investment income                                        $   0.375      $  0.362     $   0.383
 Net realized and unrealized gain (loss) on investments          (0.026)        0.102++       0.093
                                                                --------       -------- -   --------
  Total income from operations                                $   0.349      $  0.464     $   0.476
                                                                --------       -------- -   --------
Less distributions:
 From net investment income                                   $  (0.389)     $ (0.354)    $  (0.383)
 In excess of net investment income                                  --            --        (0.003)
 From net realized gain on investments                               --            --            --
 From paid-in capital                                                --            --            --
                                                                --------       -------- -   ---------
  Total distributions                                         $  (0.389)     $ (0.354)    $  (0.386)
                                                                --------       -------- -   ---------
Net asset value  -- End of year                               $  10.070      $ 10.070     $  10.110
                                                                ========       ======== =   =========
Total Return (1)                                                  3.53%         4.48%         4.79%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  34,691      $ 22,230     $  78,039
 Ratio of net expenses to average daily net assets (2)(3)         1.69%         0.88%+        1.60%
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.66%         0.85%+        1.58%
 Ratio of net investment income to average daily
  net assets                                                      3.90%         4.75%+        3.77%
Portfolio Turnover (4)                                               --            --            --


                                                               1995           1994             1993*
                                                            ------------ --------------     ----------
Net asset value -- Beginning of year                          $  10.030      $  10.350      $  10.000
                                                                --------     -----------      --------
Income (loss) from operations:
 Net investment income                                        $   0.370      $   0.374      $   0.325
 Net realized and unrealized gain (loss) on investments           0.068         (0.216)++       0.453
                                                                --------     -----------      --------
  Total income from operations                                $   0.438      $   0.158      $   0.778
                                                                --------     -----------      --------
Less distributions:
 From net investment income                                   $  (0.370)     $  (0.374)     $  (0.325)
 In excess of net investment income                              (0.060)        (0.092)            --
 From net realized gain on investments                           (0.018)        (0.012)            --
 From paid-in capital                                                --             --         (0.103)
                                                                --------     -----------      ---------
  Total distributions                                         $  (0.448)     $  (0.478)     $  (0.428)
                                                                --------     -----------      ---------
Net asset value  -- End of year                               $  10.020      $  10.030      $  10.350
                                                                ========     ===========      =========
Total Return (1)                                                  4.53%          1.44%          7.71%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  93,361      $  99,743      $  58,527
 Ratio of net expenses to average daily net assets (2)(3)         1.56%          1.51%          1.25%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                        --             --             --
 Ratio of net investment income to average daily
  net assets                                                      3.73%          3.50%          3.71%+
Portfolio Turnover (4)                                               --             0%             9%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                   1.55%+
 Net investment income                                                                          3.41%+
Net investment income per share                                                             $   0.299
                                                                                              ==========


+   Annualized
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, June 1, 1992, to March 31, 1993. ** For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                             Marathon New York Limited
                                                                        Fund
                                                            ----------------------------
                                                                Year Ended March 31,
                                                            ----------------------------
                                                                        1997
                                                            ----------------------------
                                                              Class I      Class II*
                                                            ------------ ---------------
Net asset value -- Beginning of year                          $  10.150      $  10.000
                                                                --------       ---------
Income (loss) from operations:
 Net investment income                                        $   0.387      $   0.357
 Net realized and unrealized gain (loss) on investments          (0.109)         0.035++
                                                                --------       ---------
  Total income from operations                                $   0.278      $   0.392
                                                                --------       ---------
Less distributions:
 From net investment income                                   $  (0.387)     $  (0.352)
 In excess of net investment income                              (0.001)            --
 From net realized gain on investments                               --             --
 From paid-in capital                                                --             --
                                                                --------       ---------
  Total distributions                                         $  (0.388)     $  (0.352)
                                                                --------       ---------
Net asset value  -- End of year                               $  10.040      $  10.040
                                                                ========       =========
Total Return (1)                                                  2.79%          3.74%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  60,097      $  35,932
 Ratio of net expenses to average daily net assets (2)(3)         1.63%          0.88%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.61%          0.86%+
 Ratio of net investment income to average daily
  net assets                                                      3.84%          4.67%+
Portfolio Turnover (4)                                               --             --


                                                                      Marathon New York Limited Fund
                                                            ---------------------------------------------------
                                                               1996         1995         1994          1993**
                                                            ------------ ------------ ------------  -----------
Net asset value -- Beginning of year                          $  10.030    $  10.040    $  10.360    $  10.000
                                                                --------     --------     --------     --------
Income (loss) from operations:
 Net investment income                                        $   0.374    $   0.378    $   0.387    $   0.327
 Net realized and unrealized gain (loss) on investments           0.135        0.049       (0.219)       0.475
                                                                --------     --------     --------     --------
  Total income from operations                                $   0.509    $   0.427    $   0.168    $   0.802
                                                                --------     --------     --------     --------
Less distributions:
 From net investment income                                   $  (0.374)   $  (0.378)   $  (0.387)   $  (0.327)
 In excess of net investment income                              (0.015)      (0.055)      (0.093)          --
 From net realized gain on investments                               --       (0.004)      (0.008)          --
 From paid-in capital                                                --           --           --       (0.115)
                                                                --------     --------     --------     ---------
  Total distributions                                         $  (0.389)   $  (0.437)   $  (0.488)   $  (0.442)
                                                                --------     --------     --------     ---------
Net asset value  -- End of year                               $  10.150    $  10.030    $  10.040    $  10.360
                                                                ========     ========     ========     =========
Total Return (1)                                                  5.12%        4.41%        1.46%        7.95%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $ 133,846    $ 166,691    $ 178,251    $  93,819
 Ratio of net expenses to average daily net assets (2)(3)         1.57%        1.51%        1.40%        1.21%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.55%           --           --           --
 Ratio of net investment income to average daily
  net assets                                                      3.66%        3.81%        3.56%        3.69%+
Portfolio Turnover (4)                                               --           --           --          11%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                            1.47%+
 Net investment income                                                                                   3.43%+
Net investment income per share                                                                      $   0.305
                                                                                                       ==========


+   Annualized
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time. * For the period from the start of business, June 27, 1996, to March 31, 1997.
**  For the period from the start of business, May 29, 1992, to March 31, 1993.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                                              Marathon Ohio Limited Fund
                                                            ---------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                            ---------------------------------------------------------------
                                                                     1997              1996         1995         1994*
                                                            ----------------------- ------------ ------------ ------------
                                                             Class I   Class II**
                                                            ---------- ------------
Net asset value -- Beginning of year                        $   9.840    $  9.860    $   9.730    $   9.730     $  10.000
                                                             ---------     -------- -  ---------    ---------     --------
Income (loss) from operations:
 Net investment income                                      $   0.408    $  0.205    $   0.398    $   0.382     $   0.354
 Net realized and unrealized gain (loss) on investments        (0.033)     (0.037)       0.085        0.032        (0.194)
                                                             ---------     -------- -  ---------    ---------     ---------
  Total income from operations                              $   0.375    $  0.168    $   0.483    $   0.414     $   0.160
                                                             ---------     -------- -  ---------    ---------     ---------
Less distributions:
 From net investment income                                 $  (0.395)   $ (0.205)   $  (0.373)   $  (0.382)    $  (0.354)
 In excess of net investment income                                --      (0.003)          --       (0.032)       (0.076)
                                                             ---------     -------- -  ---------    ---------     ---------
  Total distributions                                       $  (0.395)   $ (0.208)   $  (0.373)   $  (0.414)    $  (0.430)
                                                             ---------     -------- -  ---------    ---------     ---------
Net asset value  -- End of year                             $   9.820    $  9.820    $   9.840    $   9.730     $   9.730
                                                             =========     ======== =  =========    =========     =========
Total Return (1)                                                3.89%       1.51%        5.07%        4.41%         1.23%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                      $  24,587    $    952    $  29,759    $  34,279     $  32,002
 Ratio of net expenses to average daily net assets (2)(3)       1.84%       1.08%+       1.67%        1.49%         1.03%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                   1.81%       1.05%+       1.65%           --            --
 Ratio of net investment income to average daily
  net assets                                                    4.06%       4.75%+       4.04%        3.95%         3.53%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                         1.60%         1.63%+
 Net investment income                                                                                3.84%         2.93%+
Net investment income per share                                                                   $   0.371     $   0.293
                                                                                                    =========     ==========


+   Annualized
* For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, October 22, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                               Marathon Pennsylvania
                                                                    Limited Fund
                                                            ----------------------------
                                                                Year Ended March 31,
                                                            ----------------------------
                                                                        1997
                                                            ----------------------------
                                                              Class I      Class II**
                                                            ------------ ---------------
Net asset value -- Beginning of year                          $  10.190      $  10.030
                                                                --------       ---------
Income (loss) from operations:
 Net investment income                                        $   0.392      $   0.371
 Net realized and unrealized gain (loss) on investments          (0.081)         0.063++
                                                                --------       ---------
  Total income from operations                                $   0.311      $   0.434
                                                                --------       ---------
Less distributions:
 From net investment income                                   $  (0.401)     $  (0.364)
 In excess of net investment income                                  --             --
 From net realized gain on investments                               --             --
 In excess of net realized gain on investments                       --             --
                                                                --------       ---------
  Total distributions                                         $  (0.401)     $  (0.364)
                                                                --------       ---------
Net asset value  -- End of year                               $  10.100      $  10.100
                                                                ========       =========
Total Return (1)                                                  3.12%          4.15%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  33,971      $  27,907
 Ratio of net expenses to average daily net assets (2)(3)         1.69%          0.90%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.67%          0.88%+
 Ratio of net investment income to average daily
  net assets                                                      4.05%          4.83%+
Portfolio Turnover (4)                                               --             --


                                                                    Marathon Pennsylvania Limited Fund
                                                            ---------------------------------------------------
                                                               1996         1995         1994            1993*
                                                            ------------ ------------ ------------  -----------
Net asset value -- Beginning of year                          $  10.090    $  10.100    $  10.390    $  10.000
                                                                --------     --------     --------     --------
Income (loss) from operations:
 Net investment income                                        $   0.388    $   0.374    $   0.399    $   0.336
 Net realized and unrealized gain (loss) on investments           0.110        0.065       (0.195)       0.490
                                                                --------     --------     --------     --------
  Total income from operations                                $   0.498    $   0.439    $   0.204    $   0.826
                                                                --------     --------     --------     --------
Less distributions:
 From net investment income                                   $  (0.388)   $  (0.374)   $  (0.399)   $  (0.336)
 In excess of net investment income                              (0.010)      (0.069)      (0.083)          --
 From net realized gain on investments                               --       (0.006)      (0.012)          --
 In excess of net realized gain on investments                       --           --           --       (0.100)
                                                                --------     --------     --------     ---------
  Total distributions                                         $  (0.398)   $  (0.449)   $  (0.494)   $  (0.436)
                                                                --------     --------     --------     ---------
Net asset value  -- End of year                               $  10.190    $  10.090    $  10.100    $  10.390
                                                                ========     ========     ========     =========
Total Return (1)                                                  4.98%        4.50%        1.89%        8.19%
Ratios/Supplemental Data+
 Net assets, end of year (000 omitted)                        $  84,407    $ 103,553    $ 109,515    $  65,005
 Ratio of net expenses to average daily net assets (2)(3)         1.62%        1.57%        1.45%        1.29%+
 Ratio of net expenses to average daily net assets, after
  custodian fee reduction (2)                                     1.60%           --           --           --
 Ratio of net investment income to average daily
  net assets                                                      3.79%        3.75%        3.63%        3.88%+
Portfolio Turnover (4)                                               --           --           0%          18%

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
 Expenses (2)                                                                                            1.53%+
 Net investment income                                                                                   3.64%+
Net investment income per share                                                                      $   0.315
                                                                                                       ==========


+   Annualized
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, June 1, 1992, to March 31, 1993. ** For the period from the start of business, June 27, 1996, to March 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

                         Notes to Financial Statements

 ---------------------------------------------------------------------------

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-four Funds, nine of which are included in these financial statements. They include EV Marathon California Limited Maturity Municipals Fund ("Marathon California Limited Fund"), EV Marathon Connecticut Limited Maturity Municipals Fund ("Marathon Connecticut Limited Fund"), EV Marathon Florida Limited Maturity Municipals Fund ("Marathon Florida Limited Fund"), EV Marathon Massachusetts Limited Maturity Municipals Fund ("Marathon Massachusetts Limited Fund"), EV Marathon Michigan Limited Maturity Municipals Fund ("Marathon Michigan Limited Fund"), EV Marathon New Jersey Limited Maturity Municipals Fund ("Marathon New Jersey Limited Fund"), EV Marathon New York Limited Maturity Municipals Fund ("Marathon New York Limited Fund"), EV Marathon Ohio Limited Maturity Municipals Fund ("Marathon Ohio Limited Fund"), and EV Marathon Pennsylvania Limited Maturity Municipals Fund ("Marathon Pennsylvania Limited Fund"). The Funds have two classes of shares. Class I shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note
6). Class I shares held longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires, will automatically convert to Class II shares. All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon California Limited Fund invests its assets in the California Limited Maturity Municipals Portfolio, the Marathon Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Marathon Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Marathon Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Municipals Portfolio, the Marathon Michigan Limited Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the Marathon New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Municipals Portfolio, the Marathon New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, the Marathon Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio, and the Marathon Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (93.5%, 88.2%, 89.7%, 93.4%, 92.4%, 98.2%, 96.4%, 89.9%, and 91.6%) at March 31, 1997 for the Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

B. Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income taxes. The amounts and expiration dates of the capital loss carryovers are as follows:

 ---------------------------------------------------------------------------

            Fund                  Amount          Expires
-----------------------------   -----------    ---------------
Marathon California Limited     $   29,906     March 31, 2005
  Fund                           1,636,789     March 31, 2004
                                   723,340     March 31, 2003
Marathon Connecticut               248,769     March 31, 2004
  Limited Fund                     215,439     March 31, 2003
Marathon Florida Limited            53,705     March 31, 2005
  Fund                           2,395,400     March 31, 2004
                                   645,654     March 31, 2003
Marathon Massachusetts           1,434,610     March 31, 2004
  Limited Fund                     507,369     March 31, 2003
Marathon Michigan Limited          629,966     March 31, 2004
  Fund                             364,378     March 31, 2003
Marathon New Jersey Limited      1,685,218     March 31, 2004
  Fund                             481,071     March 31, 2003
Marathon New York Limited        1,660,209     March 31, 2004
  Fund                             797,871     March 31, 2003
Marathon Ohio Limited Fund         627,563     March 31, 2004
                                   621,935     March 31, 2003
Marathon Pennsylvania            1,531,994     March 31, 2004
  Limited Fund                     141,151     March 31, 2003


Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reflected as a reduction of expenses on the statement of operations.

G. Other -- Investment transactions are accounted for on a trade date basis.

---------------------------------------------------------------------------

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principals require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. Tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

 ---------------------------------------------------------------------------

(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                                       Marathon California Limited Fund
                                               ------------------------------------------------
                                                             Year Ended March 31,
                                               ------------------------------------------------
                                                            1997                    1996
                                               ------------------------------   ---------------
                                                 Class I          Class II        Class I
                                               ---------------   ------------   ---------------
Sales                                                  44,303             --           125,775
Issued to shareholders electing to receive
 payment of distribution in Fund shares                76,296         10,290           115,612
Redemptions                                        (1,178,410)      (314,531)       (2,283,300)
Exchange to Class II shares                        (1,779,248)     1,779,248                --
                                                 ------------    -----------      ------------
 Net Increase (Decrease)                           (2,837,059)     1,475,007        (2,041,913)
                                                 ============    ===========      ============

                                                      Marathon Connecticut Limited Fund
                                               ------------------------------------------------
                                                             Year Ended March 31,
                                               ------------------------------------------------
                                                            1997                    1996
                                               ------------------------------   ---------------
                                                 Class I          Class II        Class I
                                               ---------------   ------------   ---------------
Sales                                                  54,830             --            81,436
Issued to shareholders electing to receive
 payment of distribution in Fund shares                29,813              2            35,937
Redemptions                                          (300,480)            --          (408,009)
Exchange to Class II shares                           (59,859)        59,859                --
                                                 ------------    -----------      ------------
Net Increase (Decrease)                              (275,696)        59,861          (290,636)
                                                 ============    ===========      ============

                                                        Marathon Florida Limited Fund
                                               ------------------------------------------------
                                                             Year Ended March 31,
                                               ------------------------------------------------
                                                            1997                    1996
                                               ------------------------------   ---------------
                                                 Class I          Class II        Class I
                                               ---------------   ------------   ---------------
Sales                                                 197,900             --           640,788
Issued to shareholders electing to receive
 payment of distribution in Fund shares               155,202         23,070           232,870
Redemptions                                        (2,599,329)      (963,892)       (4,235,722)
Exchange to Class II shares                        (4,380,777)     4,380,777                --
                                                 ------------    -----------      ------------
Net Increase (Decrease)                            (6,627,004)     3,439,955        (3,362,064)
                                                 ============    ===========      ============

                                                     Marathon Massachusetts Limited Fund
                                               ------------------------------------------------
                                                             Year Ended March 31,
                                               ------------------------------------------------
                                                            1997                    1996
                                               ------------------------------   ---------------
                                                 Class I          Class II        Class I
                                               ---------------   ------------   ---------------
Sales                                                 101,398             --           305,814
Issued to shareholders electing to receive
 payment of distribution in Fund shares               150,180         24,689           228,138
Redemptions                                        (2,198,694)      (652,306)       (2,805,006)
Exchange to Class II shares                        (3,028,854)     3,028,854                --
                                                 ------------    -----------      ------------
Net Increase (Decrease)                            (4,975,970)     2,401,237        (2,271,054)
                                                 ============    ===========      ============

 ---------------------------------------------------------------------------

                                                       Marathon Michigan Limited Fund
                                               ----------------------------------------------
                                                            Year Ended March 31,
                                               ----------------------------------------------
                                                            1997                   1996
                                               ------------------------------   -------------
                                                 Class I          Class II       Class I
                                               ---------------   ------------   -------------
Sales                                                  39,358             --          44,619
Issued to shareholders electing to receive
 payment of distribution in Fund shares                35,316             --          49,660
Redemptions                                          (575,559)        (1,098)       (876,104)
Exchange to Class II shares                           (42,757)        42,757              --
                                                 ------------    -----------    ------------
Net Increase (Decrease)                              (543,642)        41,659        (781,825)
                                                 ============    ===========    ============

                                                      Marathon New Jersey Limited Fund
                                               ----------------------------------------------
                                                            Year Ended March 31,
                                               ----------------------------------------------
                                                            1997                   1996
                                               ------------------------------   -------------
                                                 Class I          Class II       Class I
                                               ---------------   ------------   -------------
Sales                                                 151,146             --         149,270
Issued to shareholders electing to receive
 payment of distribution in Fund shares               146,399         22,628         208,755
Redemptions                                        (1,717,413)      (670,727)     (1,950,361)
Exchange to Class II shares                        (2,856,136)     2,856,136              --
                                                 ------------    -----------    ------------
Net Increase (Decrease)                            (4,276,004)     2,208,037      (1,592,336)
                                                 ============    ===========    ============

                                                       Marathon New York Limited Fund
                                               ----------------------------------------------
                                                            Year Ended March 31,
                                               ----------------------------------------------
                                                            1997                   1996
                                               ------------------------------   -------------
                                                 Class I          Class II       Class I
                                               ---------------   ------------   -------------
Sales                                                 158,358             --         441,765
Issued to shareholders electing to receive
 payment of distribution in Fund shares               239,015         33,049         365,297
Redemptions                                        (3,084,350)      (975,814)     (4,238,030)
Exchange to Class II shares                        (4,520,073)     4,520,073              --
                                                 ------------    -----------    ------------
Net Increase (Decrease)                            (7,207,050)     3,577,308      (3,430,968)
                                                 ============    ===========    ============

                                                         Marathon Ohio Limited Fund
                                               ----------------------------------------------
                                                            Year Ended March 31,
                                               ----------------------------------------------
                                                            1997                   1996
                                               ------------------------------   -------------
                                                 Class I          Class II       Class I
                                               ---------------   ------------   -------------
Sales                                                  99,376             --          83,296
Issued to shareholders electing to receive
 payment of distribution in Fund shares                73,211             --          82,900
Redemptions                                          (595,795)        (1,819)       (664,620)
Exchange to Class II shares                           (98,805)        98,805              --
                                                 ------------    -----------    ------------
Net Increase (Decrease)                              (522,013)        96,986        (498,424)
                                                 ============    ===========    ============

 ---------------------------------------------------------------------------

                                                      Marathon Pennsylvania Limited Fund
                                               ------------------------------------------------
                                                             Year Ended March 31,
                                               ------------------------------------------------
                                                            1997                    1996
                                               ------------------------------   ---------------
                                                 Class I          Class II        Class I
                                               ---------------   ------------   ---------------
Sales                                                 136,028              --          304,907
Issued to shareholders electing to receive
 payment of distribution in Fund shares               132,318          18,350          209,882
Redemptions                                        (1,815,306)       (625,891)      (2,491,336)
Exchange to Class II shares                        (3,371,454)      3,371,454               --
                                                 ------------      ----------     ------------
Net Increase (Decrease)                            (4,918,414)      2,763,913       (1,976,547)
                                                 ============      ==========     ============


There were no transactions for Class II shares during the year ended March 31, 1996.

---------------------------------------------------------------------------

(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note
5). Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment advisor fee earned by BMR.

---------------------------------------------------------------------------

(5) Distribution Plan

Each Fund has adopted a distribution plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of each Fund's Class I daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (31/2% for Marathon Connecticut Limited Fund, Marathon Michigan Limited Fund and Marathon Ohio Limited Fund) of the aggregate amount received by the Fund for Class I shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Fund's net assets. For the year ended March 31, 1997, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund paid or accrued $308,795, $90,685, $631,417, $493,460, $118,937, $427,268, $754,897, $206,303, and $443,211, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At March 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund were approximately $331,700, $235,800, $714,000, $475,700, $330,900, $444,900, $680,400, $505,100 and $348,000, respectively.

In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.15% of each Fund's average daily net assets attributable to both Class I and Class II shares based on the value of Fund shares sold by such persons remaining outstanding for at least one year. For the year ended March 31, 1997, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited

 ---------------------------------------------------------------------------

Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $72,002, $15,625, $146,147, $117,258,
$24,320, $101,633, $163,492, $54,619, and $110,391, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund are officers or directors of EVD.

---------------------------------------------------------------------------

(6) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Class I shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class I shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $110,000, $27,000, $245,000, $178,000, $65,000, $138,000, $269,000, $78,000, and $164,000, respectively, of
CDSC paid by shareholders of Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund for the year ended March 31, 1997.

---------------------------------------------------------------------------

(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1997 were as follows:

                Marathon         Marathon        Marathon
               California       Connecticut      Florida
                Limited          Limited         Limited
                  Fund             Fund            Fund
              ---------------   -------------   -------------
Increases      $     770,394     $  701,393      $  2,389,100
Decreases         16,759,194      3,436,444        39,337,954

                Marathon         Marathon        Marathon
              Massachusetts      Michigan       New Jersey
                 Limited         Limited          Limited
                  Fund             Fund            Fund
              ---------------   -------------   -------------
Increases      $   1,278,206     $  631,241      $  1,747,630
Decreases         30,956,665      6,345,497        25,883,790

                Marathon         Marathon        Marathon
                New York           Ohio         Pennsylvania
                 Limited         Limited          Limited
                  Fund             Fund            Fund
              ---------------   -------------   -------------
Increases      $   2,388,376     $1,251,049      $  1,666,064
Decreases         44,721,623      6,896,582        27,249,424

---------------------------------------------------------------------------

                          Independent Auditors' Report

 ---------------------------------------------------------------------------

To the Trustees and Shareholders of Eaton Vance Investment Trust:


We have audited the accompanying statements of assets and liabilities of EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Massachusetts Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, EV Marathon Ohio Limited Maturity Municipals Fund, and EV Marathon Pennsylvania Limited Maturity Municipals Fund (the Funds) (series of the Eaton Vance Investment Trust) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for each of the years in the five year period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of Eaton Vance Investment Trust at March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                      DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997

               California Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Cogeneration - 3.5%
NR        BBB-           $1,500  Central Valley Finance
                                 Authority, Carson Ice
                                 Project, 5.20%, 7/1/99            $1,505,550
                                                                   -----------
                                 Escrowed/Prerefunded - 16.4%
A1        AA-            $2,400  California Health Facilities,
                                 Sisters of Providence,
                                 Prerefunded to 10/1/00,
                                 7.50%, 10/1/10                    $2,664,000
Aa        AA              1,500  Los Angeles Department of
                                 Airports, Prerefunded to
                                 5/1/97, 7.40%, 5/1/10              1,534,470
NR        AAA             2,500  San Bernardino, California,
                                 Certificates of Participation,
                                 Prerefunded to 8/1/01,
                                 7.00%, 8/1/28                      2,777,800
                                                                   -----------
                                                                   $6,976,270
                                                                   -----------
                                 Electric Utilities - 9.0%
A2        A+             $1,000  California Pollution Control
                                 Financing Authority,
                                 Southern California Edison
                                 Company, Series D, 6.85%,
                                 12/1/08                           $1,058,450
A2        A               2,000  California Pollution Control
                                 Financing Authority, San
                                 Diego Gas & Electric, 5.90%,
                                 6/1/14                             2,053,200
Baa1      BBB+              750  Puerto Rico Electric Power
                                 Authority, 5.50%, 7/1/14             714,998
                                                                   -----------
                                                                   $3,826,648
                                                                   -----------
                                 Housing - 3.6%
Aaa       NR             $1,500  Corona, California, Single
                                 Family Housing Project,
                                 6.05%, 5/1/27                     $1,506,105
                                                                   -----------
                                 Insured Electric Utility - 3.5%
Aaa       AAA            $1,500  Sacramento Municipal Utility
                                 District, (AMBAC), 5.60%,
                                 8/15/16                           $1,471,230
                                                                   -----------
                                 Insured General Obligation - 4.7%
Aaa       AAA            $2,000  Mt. Diablo, CA School
                                 District (AMBAC), 5.70%,
                                 8/1/14                            $2,002,760
                                                                   -----------
                                 Insured Hospital Revenue - 21.9%
Aaa       AAA            $1,750  ABAG Finance Authority,
                                 Certificates of Participation,
                                 Stanford University Hospital,
                                 (MBIA), 4.90%, 11/1/03            $1,752,853
Aaa       AAA             1,000  ABAG Finance Authority,
                                 Certificates of Participation,
                                 Stanford University Hospital,
                                 (MBIA), 5.125%, 11/1/05            1,004,440
Aaa       AAA             2,500  California Health Facilities
                                 Financing Authority,
                                 (Catholic Health West),
                                 (AMBAC), 5.00%, 7/1/14             2,286,100
Aaa       AAA             2,750  Loma Linda, CA, Hospital
                                 Revenue, (MBIA), 5.00%,
                                 12/1/13                            2,533,300
Aaa       AAA             1,750  Tri-City, California, Hospital
                                 District, (MBIA), 5.625%,
                                 2/15/17                            1,698,953
                                                                   -----------
                                                                   $9,275,646
                                                                   -----------
                                 Insured Lease Revenue/
                                 Certificates of Participation - 11.6%
Aaa       AAA            $1,355  California State Public Works
                                 Board - Department of
                                 Corrections, (AMBAC),
                                 5.25%, 12/1/13                    $1,303,225
Aaa       AAA             3,850  San Francisco, California,
                                 State Building Authority
                                 Lease Revenue, (AMBAC),
                                 5.25%, 12/1/16                     3,626,854
                                                                   -----------
                                                                   $4,930,079
                                                                   -----------
                                 Insured Special Tax Revenue - 3.0%
Aaa       AAA            $1,250  Los Angeles Metropolitan
                                 Transportation Authority
                                 Sales Tax, (AMBAC), 5.70%,
                                 7/1/12                            $1,258,075
                                                                   -----------
                                 Insured Transportation - 3.5%
Aaa       AAA            $1,500  San Francisco, California,
                                 City & County Airport,
                                 (MBIA), (AMT), 5.60%,
                                 5/1/13                            $1,479,600
                                                                   -----------
                                 Industrial Development
                                 Revenue - 4.6%
A3        A              $2,000  California Pollution Control
                                 Revenue Waste Disposal,
                                 (Browning-Ferris Industries),
                                 (AMT), 5.80%, 12/1/16             $1,933,840
                                                                   -----------
                                 Nursing Homes - 4.8%
NR        A+             $2,000  California Statewide
                                 Communities Development
                                 Corporation, (Pacific
                                 Homes), 5.90%, 4/1/09             $2,017,120
                                                                   -----------
                                 Special Tax Revenue - 4.9%
Aa        AA             $2,000  Orange County Local
                                 Transportation Authority,
                                 Sales Tax Revenue Bonds,
                                 5.70%, 2/15/03                    $2,085,220
                                                                   -----------

                                                                              39



  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------

Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Water & Sewer Revenue - 5.0%
A1        A              $2,000  The City of Los Angeles
                                 Wastewater System, 6.90%,
                                 6/1/08 (1)                     $ 2,120,739
                                                                ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $41,774,003)             $42,388,882
                                                                ============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 48.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 20.0% to 28.2% of total investments.

                       See notes to financial statements

               Connecticut Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------



Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Education - 12.8%
NR        BBB-            $500   State of Connecticut HEFA,
                                 Quinnipiac College, 6.00%,
                                 7/1/13                         $  484,080
NR        BBB-             285   State of Connecticut HEFA,
                                 University of New Haven,
                                 6.00%, 7/1/06                    287,585
Baa1      BBB+             750   State of Connecticut HEFA,
                                 Fairfield University, 6.90%,
                                 7/1/14                            768,555
                                                                -----------
                                                                $1,540,220
                                                                -----------
                                 Escrowed/Prerefunded - 2.2%
Aaa       AAA             $250   South Central Connecticut
                                 Regional Water Authority,
                                 (AMBAC), Prerefunded to
                                 8/1/01, 6.50%, 8/1/07          $  271,373
                                                                -----------
                                 General Obligations - 9.8%
Aa3       AA-             $400   State of Connecticut,
                                 5.125%, 8/15/11                $  383,940
Aa        NR               190   Norwich, Connecticut,
                                 5.00%, 8/1/14                    175,953
Aa        NR               190   Norwich, Connecticut,
                                 5.00%, 8/1/15                    174,473
Baa1      A-               500   Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/19                            444,315
                                                                -----------
                                                                $1,178,681
                                                                -----------
                                 Hospital Revenue - 5.3%
NR        BBB-            $600   Connecticut Health and
                                 Educational Facilities
                                 Authority, New Britain
                                 Hospital, 7.50%, 7/1/06        $  637,572
                                                                -----------
                                 Housing - 4.3%
Aa        AA              $500   Connecticut Housing
                                 Finance Authority, 6.90%,
                                 11/15/99                       $  517,895
                                                                -----------
                                 Industrial Development
                                 Revenue - 7.4%
A1        NR              $625   Connecticut Development
                                 Authority - Frito Lay
                                 Project, 6.375%, 7/1/04        $  636,156
Baa3      BB+              250   Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.25%, 6/1/26                     254,805
                                                                -----------
                                                                $  890,961
                                                                -----------
                                 Insured General Obligations - 22.8%
Aaa       AAA             $500   Brandford, Connecticut,
                                 (FGIC), 5.40%, 2/15/14         $  487,595
Aaa       AAA              500   Bridgeport, Connecticut,
                                 (AMBAC), 6.00%, 9/1/06            528,315
Aaa       AAA              500   Old Saybrook, Connecticut,
                                 (AMBAC), 4.10%, 8/15/01           487,840
Aaa       AAA              300   Connecticut Regional School
                                 District #19, (MBIA),
                                 5.00%, 6/15/16                    275,487
Aaa       AAA              320   Seymour, Connecticut,
                                 (FSA), 5.40%, 3/1/15              310,026
Aaa       AAA              180   Seymour, Connecticut,
                                 (FSA), 5.40%, 3/1/16              173,606
Aaa       AAA              500   Waterbury, Connecticut,
                                 (MBIA), 4.875%, 8/15/06           485,150
                                                                -----------
                                                                $2,748,019
                                                                -----------
                                 Insured Hospitals - 15.5%
Aaa       AAA             $150   Connecticut HEFA,
                                 Greenwich Hospital Issue,
                                 (MBIA), 5.75%, 7/1/06          $  156,600
Aaa       AAA              250   Connecticut HEFA,
                                 Waterbury Hospital Issue,
                                 (FSA), 7.00%, 7/1/20              268,398
Aaa       AAA              250   Connecticut HEFA,
                                 Stamford Hospital Issue,
                                 (MBIA), 6.50%, 7/1/06             267,583
Aaa       AAA              250   Connecticut HEFA,
                                 Stamford Hospital Issue,
                                 (MBIA), 5.25%, 7/1/11             241,227
Aaa       AAA              470   Connecticut HEFA, St.
                                 Raphael Hospital Issue,
                                 (AMBAC), 6.50%, 7/1/06            466,447
Aaa       AAA              500   Connecticut HEFA, Veteran
                                 Memorial Hospital Issue,
                                 (MBIA), 5.375%, 7/1/16            474,115
                                                                -----------
                                                                $1,874,370
                                                                -----------
                                 Insured Miscellaneous - 4.5%
Aaa       AAA             $500   Woodstock, Connecticut
                                 Special Obligation Bonds,
                                 (AMBAC), 7.00%, 3/1/07         $  541,425
                                                                -----------
                                 Insured Transportation - 7.1%
Aaa       AAA             $750   Connecticut State Airport
                                 Bonds, Bradley International
                                 Airport, (FGIC), 7.40%,
                                 10/1/04                        $  858,555
                                                                -----------
                                 Insured Utility - 4.4%
Aaa       AAA             $500   Connecticut Municipal
                                 Electric Authority, (MBIA),
                                 6.00%, 1/1/07                  $  532,410
                                                                -----------

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------



Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Water & Sewer Revenue - 3.9%
Aaa       AA+             $500   Connecticut State Clean
                                 Water Revenue, 4.875%,
                                 5/1/09                         $   474,135
                                                                ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $11,956,737)             $12,065,616
                                                                ============


AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 54.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.2% to 19.0% of total investments.

                       See notes to financial statements

                 Florida Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------



Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Escrowed - 14.3%
Aaa       AAA            $1,015  Dade County, FL,
                                 Educational Facilities
                                 Authority, (MBIA),
                                 Prerefunded to 10/1/01,
                                 7.00%, 10/1/08                 $ 1,124,955
Aaa       AAA             1,500  Dade County, FL, Local
                                 School District, (FGIC),
                                 Prerefunded to 8/1/01,
                                 6.00%, 8/1/06                    1,575,240
Aaa       AAA             1,500  Florida Department of
                                 Natural Resources,
                                 Preservation 2000, (MBIA),
                                 Prerefunded to 7/1/98,
                                 7.25%, 7/1/08                    1,587,945
Aaa       AAA             3,000  Jacksonville Electric
                                 Authority, Bulk Power
                                 Supply System, Prerefunded
                                 to 10/1/00, 6.75%, 10/1/16       3,247,260
Aaa       AAA             3,250  Orlando Utility Community
                                 Water & Electric,
                                 Prerefunded to 10/1/01,
                                 6.50%, 10/1/20                   3,538,243
Baa1      AAA             1,750  Puerto Rico Aqueduct &
                                 Sewer Authority, Prerefunded
                                 to 7/1/98, 7.875%, 7/1/17        1,868,142
                                                                ------------
                                                                $12,941,785
                                                                ------------
                                 General Obligations - 17.0%
Aa2       AA             $4,000  Florida State Board of
                                 Education, 5.00%, 6/1/14       $ 3,705,960
Aa2       AA              5,000  Florida State Board of
                                 Education, 5.00%, 6/1/15         4,588,200
Aa2       AA              4,000  Florida State Board of
                                 Education, 5.55%, 6/1/11         4,014,160
Baa1      A               1,000  Puerto Rico Public Building
                                 Authority, 6.50%, 7/1/03         1,084,330
Baa1      A-              2,000  Puerto Rico Municipal
                                 Finance Agency, 5.50%,
                                 7/1/01                           2,040,760
                                                                ------------
                                                                $15,433,410
                                                                ------------
                                 Hospitals - 2.9%
NR        BBB+           $1,250  Escambia County Health
                                 Facilities Authority, (Baptist
                                 Hospital, Inc., and Baptist
                                 Manor, Inc.), 6.00%,
                                 10/1/14                        $ 1,237,600
Baa1      NR                425  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.00%, 12/1/98                     429,900
Baa1      NR                450  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.25%, 12/1/99                     457,223
Baa1      NR                480  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.50%, 12/1/00                     489,797
                                                                ------------
                                                                $ 2,614,520
                                                                ------------
                                 Housing - 2.2%
Baa       BBB            $2,000  Puerto Rico Housing Bank
                                 and Finance Agency, 5.10%,
                                 12/1/03                        $ 1,979,400
                                                                ------------
                                 Industrial Development
                                 Revenue - 2.3%
B1        BB+            $2,000  Polk County, Florida,
                                 Industrial Development
                                 Authority, (IMC Fertilizer),
                                 (AMT), 7.525%, 1/1/15          $ 2,124,520
                                                                ------------
                                 Insured Cogeneration - 2.2%
Aaa       AAA            $2,000  Dade County, Florida,
                                 Resource Recovery Facilities,
                                 (AMBAC), (AMT), 5.30%,
                                 10/1/07                        $ 1,975,320
                                                                ------------
                                 Insured General Obligation - 5.9%
Aaa       AAA            $2,000  Dade County Local School
                                 District, (MBIA), 5.00%,
                                 2/15/15                        $ 1,821,240
Aaa       AAA             4,000  Manatee County, FL,
                                 (FGIC), 4.75%, 10/1/13           3,555,840
                                                                ------------
                                                                $ 5,377,080
                                                                ------------
                                 Insured Hospital - 9.5%
Aaa       AAA            $4,000  Jacksonville Health Facilities
                                 Authority, (Baptist Medical
                                 Center Project), (MBIA),
                                 7.25%, 6/1/25 (1)              $ 4,269,080
Aaa       AAA             3,500  Naples, Florida, Hospital
                                 District, (Naples Community
                                 Hospital) (MBIA), 5.50%,
                                 10/1/16                          3,368,470
Aaa       AAA             1,000  Orange County Health
                                 Facilities Authority,
                                 (Adventist Health System/
                                 Sunbelt Inc.) (CGIC), 5.50%,
                                 11/15/02                         1,031,100
                                                                ------------
                                                                $ 8,668,650
                                                                ------------

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------



Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Insured Housing - 2.6%
Aaa       AAA            $1,240  Florida Housing Finance
                                 Agency, (Leigh Meadows
                                 Apartments), (AMBAC),
                                 5.85%, 9/1/10                   $ 1,246,076
Aaa       AAA             1,140  Florida Housing Finance
                                 Agency, (Stottert Arms
                                 Apartments), (AMBAC),
                                 5.90%, 9/1/10                     1,150,305
                                                                  ------------
                                                                  $ 2,396,381
                                                                  ------------
                                 Insured Industrial Development
                                 Revenue - 1.6%
Aaa       AAA            $1,500  Pinellas County, FL,
                                 Resource Recovery, (MBIA),
                                 5.125%, 10/1/04                  $ 1,500,465
                                                                  ------------
                                 Insured Miscellaneous - 1.8%
Aaa       AAA            $1,750  Hillsborough County Florida
                                 Capital Improvement,
                                 (MBIA), 5.00%, 7/1/13            $ 1,634,342
                                                                  ------------
                                 Insured Special Tax - 4.3%
Aaa       AAA            $4,000  Florida Department of
                                 Natural Resources, (MBIA),
                                 5.25%, 7/1/10                   $ 3,941,520
                                                                  ------------
                                 Insured Transportation - 9.3%
Aaa       AAA            $2,000  Dade County, Florida,
                                 Seaport Revenue, (MBIA),
                                 5.125%, 10/1/16                  $ 1,851,260
Aaa       AAA             2,000  Florida State Turnpike
                                 Authority - D.O.T., (FGIC),
                                 5.00%, 7/1/19                     1,790,920
Aaa       AAA             3,120  Hillsborough County
                                 Aviation Authority, Tampa
                                 International Airport,
                                 (FGIC), 6.85%, 10/1/06             3,325,577
Aaa       AAA             1,500  Sarasota - Manatee County,
                                 Florida, Airport, (MBIA),
                                 5.375%, 8/1/14                     1,455,465
                                                                  ------------
                                                                  $ 8,423,222
                                                                  ------------
                                 Insured Water & Sewer - 9.0%
Aaa       AAA            $5,000  Dade County FL, Water &
                                 Sewer Revenue, (FGIC),
                                 5.25%, 10/1/11                  $ 4,893,300
Aaa       AAA             2,000  Manatee County FL, Public
                                 Utilities, (MBIA), 6.75%,
                                 10/1/04                            2,225,260
Aaa       AAA             1,000  Pasco County FL, Water &
                                 Sewer Revenue, (FGIC),
                                 5.40%, 10/1/03                     1,027,270
                                                                  ------------
                                                                  $ 8,145,830
                                                                  ------------
                                 Special Tax Revenue - 1.7%
NR        NR             $1,500  Virgin Islands Public Finance
                                 Authority, 6.80%, 10/1/00        $ 1,569,570
                                                                  ------------
                                 Utility - 13.4%
Aa        AA             $3,000  Gainesville, Florida Utility
                                 System Revenue, 5.00%,
                                 10/1/15                          $ 2,747,400
Aa1       AA              6,000  Jacksonville Electric
                                 Authority, St. John's River
                                 Power Park, 5.25%, 10/1/20         5,468,580
Baa1      BBB+            2,000  Puerto Rico Electric Power
                                 Authority, 5.50%, 7/1/14           1,906,660
Aa        AA-             2,000  City of Tallahassee, Electric
                                 Refunding Bonds, 5.90%,
                                 10/1/05                            2,104,420
                                                                  ------------
                                                                  $12,227,060
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $90,512,005)               $90,953,075
                                                                  ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 51.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.1% to 27.2% of total investments.

                       See notes to financial statements

              Massachusetts Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------



Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Education - 3.3%
A1        A+             $1,200  Massachusetts Health and
                                 Education Finance Authority,
                                 Tufts University, 7.40%,
                                 8/1/18                         $ 1,268,268
A         A-              1,030  Massachusetts Industrial
                                 Finance Agency, Park School,
                                 5.50% 9/1/16                       991,324
                                                                ------------
                                                                $ 2,259,592
                                                                ------------
                                 Escrowed/Prerefunded - 6.5%
Aaa       AAA            $2,000  Lynn, Massachusetts, Water
                                 and Sewer Commission,
                                 (MBIA), Prerefunded to
                                 12/1/00, 7.25%, 12/1/10        $ 2,211,720
NR        AAA             1,050  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Jordan Hospital,
                                 (FHA), Prerefunded to
                                 8/15/98, 7.85%, 8/15/28          1,111,414
Aaa       AAA             1,060  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Berkshire Health
                                 System, (MBIA), Prerefunded
                                 to 10/1/98, 6.75%, 10/1/19       1,101,011
                                                                ------------
                                                                $ 4,424,145
                                                                ------------
                                 General Obligations - 9.4%
A1        A+             $2,000  The Commonwealth of
                                 Massachusetts, 5.00%,
                                 11/1/14                        $ 1,832,200
Baa1      A               4,000  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/15                           3,610,960
Baa1      A               1,000  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/19                             888,630
                                                                ------------
                                                                $ 6,331,790
                                                                ------------
                                 Hospitals - 9.8%
Baa3      BB             $1,130  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Milford
                                 Whitinsville Hospital,
                                 7.125%, 7/15/02                $ 1,141,594
NR        BBB-            1,845  Massachusetts Health and
                                 Educational Facilities
                                 Authority, North Adams
                                 Regional Hospital, 6.25%,
                                 7/1/04                           1,877,011
Baa2      BBB               500  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Sisters of
                                 Providence Hospital, 6.00%,
                                 11/15/00                           508,895
Aa2       AA              3,000  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Daughters of
                                 Charity Issue, 5.75%, 7/1/02     3,101,100
                                                                ------------
                                                                $ 6,628,600
                                                                ------------
                                 Insured Education - 1.5%
Aaa       AAA            $1,015  Massachusetts Industrial
                                 Financing Authority -
                                 Dexter School Project,
                                 (MBIA), 5.40%, 5/1/13          $   985,342
                                                                ------------
                                 Insured General Obligations - 10.4%
Aaa       AAA            $1,000  Bridgewater, Massachusetts,
                                 (FGIC), 5.40%, 6/1/12          $   981,760
Aaa       AAA             1,000  Bridgewater, Massachusetts,
                                 (FGIC), 5.50%, 6/1/16              969,410
Aaa       AAA             2,000  The Commonwealth of
                                 Massachusetts, (MBIA),
                                 5.375%, 9/1/14                   1,936,220
Aaa       AAA             1,000  The Commonwealth of
                                 Massachusetts, (FGIC),
                                 6.50%, 6/1/01                    1,067,510
Aaa       AAA             1,000  Lowell, Massachusetts,
                                 (AMBAC), 5.10%, 12/15/08           976,510
Aaa       AAA             1,000  Town of Rockport,
                                 Massachusetts, (AMBAC),
                                 6.80%, 12/15/04                  1,088,060
                                                                ------------
                                                                $ 7,019,470
                                                                ------------
                                 Insured Hospital - 4.1%
Aaa       AAA            $3,000  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Lowell General
                                 Hospital, (FSA), 5.25%,
                                 6/1/16                         $ 2,785,800
                                                                ------------
                                 Insured Housing - 17.3%
Aaa       AAA            $1,900  Massachusetts Housing
                                 Finance Agency, (AMBAC),
                                 (AMT), 5.90%, 1/1/03           $ 1,965,189
Aaa       AAA             4,800  Massachusetts Housing
                                 Finance Agency, (AMBAC),
                                 (AMT), (Harborpoint
                                 Development), 6.20%,
                                 12/1/10                          4,935,840
Aaa       AAA             4,730  Massachusetts Housing
                                 Finance Agency, (MBIA),
                                 6.125%, 12/1/11                  4,822,377
                                                                ------------
                                                                $11,723,406
                                                                ------------

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Insured Industrial Development
                                 Revenue - 2.1%
Aaa       AAA            $1,400  Massachusetts IFA
                                 (Nantucket Electric),
                                 (AMBAC), (AMT), 5.30%,
                                 7/1/04                           $ 1,410,766
                                                                  ------------
                                 Insured Transportation - 4.3%
Aaa       AAA            $3,000  Massachusetts Bay
                                 Transportation Authority,
                                 (AMBAC), 5.25%, 3/1/11           $ 2,920,470
                                                                  ------------
                                 Insured Utility - 5.2%
Aaa       AAA            $2,000  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 (AMBAC), 6.625%, 7/1/03 (1)      $ 2,176,320
Aaa       AAA             1,225  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 (MBIA), 6.40%, 7/1/02              1,311,669
                                                                  ------------
                                                                  $ 3,487,989
                                                                  ------------
                                 Insured Water and Sewer - 7.8%
Aaa       AAA            $4,000  Massachusetts Water & Sewer
                                 Authority, (FGIC), 5.50%,
                                 11/1/14                          $ 3,918,200
Aaa       AAA             1,500  Massachusetts Water & Sewer
                                 Authority, (MBIA), 5.00%,
                                 12/1/16                            1,361,010
                                                                  ------------
                                                                  $ 5,279,210
                                                                  ------------
                                 Lease Revenue/Certificate
                                 of Participation - 2.4%
NR        BBB            $1,650  Puerto Rico ITEM & EC -
                                 Guaynabo Lease Program,
                                 5.375%, 7/1/06                   $ 1,627,411
                                                                  ------------
                                 Nursing Homes - 3.1%
NR        NR             $  970  Massachusetts Health and
                                 Educational Facilities,
                                 (1st Mortgage - Fairview
                                 Extended Care), 10.125%,
                                 1/1/11                           $ 1,091,192
NR        NR              1,000  Massachusetts Industrial
                                 Finance Agency, Health Care
                                 Facilities, (Age Institute of
                                 Massachusetts), 7.60%,
                                 11/1/05                              999,590
                                                                  ------------
                                                                  $ 2,090,782
                                                                  ------------
                                 Special Tax Revenue - 2.7%
NR        NR             $1,750  Virgin Islands Public Finance
                                 Authority, 6.70%, 10/1/99        $ 1,817,112
                                                                  ------------
                                 Transportation - 8.6%
A1        A+             $3,000  Massachusetts Bay
                                 Transportation Authority,
                                 5.75%, 3/1/18                   $ 2,940,870
A1        A+              2,000  Massachusetts Turnpike
                                 Authority, 5.00%, 1/1/20           1,774,860
A1        A+              1,000  Woods Hole, Martha's
                                 Vineyard and Nantucket
                                 Steamship Authority, 6.60%,
                                 3/1/03                             1,082,090
                                                                  ------------
                                                                  $ 5,797,820
                                                                  ------------
                                 Utilities - 1.5%
A         BBB+           $1,000  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 5.70%, 7/1/01                    $ 1,027,960
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $67,029,171)               $67,617,665
                                                                  ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 57.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 4.1% to 22.9% of total investments.

                       See notes to financial statements

                Michigan Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Escrowed/Prerefunded - 19.4%
Aaa       AAA            $1,500  Grand Ledge, Michigan
                                 Public School District,
                                 (MBIA), Prerefunded to
                                 5/1/04, 7.875%, 5/1/11         $1,781,580
Baa1      AAA               500  Puerto Rico Aqueduct &
                                 Sewer Authority, Prerefunded
                                 to 7/1/98, 7.875%, 7/1/17         533,755
Aaa       AAA             2,305  Romulus, Michigan
                                 Community School District,
                                 Prerefunded to 5/1/07,
                                 0.00%, 5/1/22                     496,681
                                                                -----------
                                                                $2,812,016
                                                                -----------
                                 General Obligations - 8.3%
Ba1       BBB            $  650  Detroit, Michigan, 6.25%,
                                 4/1/05                         $  677,794
Ba1       BBB               495  Detroit, Michigan, 6.40%,
                                 4/1/05                            520,908
                                                                -----------
                                                                $1,198,702
                                                                -----------
                                 Hospitals - 16.9%
Baa1      NR             $  525  Flint, Michigan Hospital
                                 Authority, (Hurley Medical
                                 Center), 6.00%, 7/1/05         $  526,397
A2        A+                470  Marquette Michigan Hospital
                                 Finance Authority, 6.625%,
                                 4/1/07                            470,602
NR        BBB               100  Michigan Hospital Finance
                                 Authority, (Central MI.
                                 Community Hospital),
                                 6.00%, 10/1/05                    101,595
NR        BBB               100  Michigan Hospital Finance
                                 Authority, (Central MI.
                                 Community Hospital),
                                 6.10%, 10/1/06                    102,021
NR        BBB               225  Michigan Hospital Finance
                                 Authority, (Central MI.
                                 Community Hospital),
                                 6.20%, 10/1/07                    230,157
NR        BBB             1,000  Michigan State Hospital
                                 Finance Authority, (Gratiot
                                 Community Hospital),
                                 6.10%, 10/1/07                  1,017,450
                                                                -----------
                                                                $2,448,222
                                                                -----------
                                 Industrial Development
                                 Revenue - 5.1%
NR        BB-            $  225  Richmond, Michigan
                                 Economic Development
                                 Corporation, K-MART
                                 Project, 6.30%, 1/1/99         $  224,386
Baa3      BB+               500  Puerto Rico Port Authority
                                 (American Airlines),(AMT)
                                 6.25%, 6/1/26                     509,610
                                                                -----------
                                                                $  733,996
                                                                -----------
                                 Insured General Obligations - 21.2%
Aaa       AAA            $  500  Detroit, Michigan, School
                                 District, (AMBAC), 6.50%,
                                 5/1/10                         $  549,370
Aaa       AAA               500  Hartland, Michigan, 5.125%,
                                 5/1/17                            461,635
Aaa       AAA               500  Imlay, Michigan, School
                                 District, 5.40%, 5/1/17           474,440
Aaa       AAA               750  Willow Run, Michigan,
                                 Community School District,
                                 (AMBAC), 5.00%, 5/1/16            683,272
Aaa       AAA              1000  Wixom, Michigan,
                                 (AMBAC), 4.75%, 5/1/11            903,860
                                                                -----------
                                                                $3,072,577
                                                                -----------
                                 Insured Industrial Development
                                 Revenue - 3.7%
Aaa       AAA            $  500  Monroe County, Michigan,
                                 The Detroit Edison
                                 Company, (AMBAC),
                                 (AMT), 6.35%, 12/1/04          $  536,910
                                                                -----------
                                 Insured Lease Revenue/
                                 Certificate of Participation - 1.5%
A1        AA-            $  225  State of Michigan Building
                                 Authority, (AMBAC), 5.20%,
                                 10/1/09                        $  221,270
                                                                -----------
                                 Lease Revenue/C.O.P - 3.6%
A1        AA-            $  500  State of Michigan Building
                                 Authority, 6.10%, 10/1/01      $  527,370
                                                                -----------
                                 Miscellaneous Healthcare - 1.0%
NR        NR             $  150  Pittsfield, Michigan,
                                 Economic Development
                                 Authority, (Arbor Hospice
                                 Project), 7.875%, 8/15/27      $  138,462
                                                                -----------
                                 Nursing Homes - 2.8%
NR        NR             $  395  Michigan Hospital Finance
                                 Authority, (Presbyterian
                                 Villages), 6.20%, 1/1/06       $  399,736
                                                                -----------
                                 Solid Waste - 2.4%
Ba1       BBB-           $  350  Central Wayne, Michigan,
                                 Sanitation Authority, 6.40%,
                                 7/1/06                         $  350,343
                                                                -----------
                                 Special Tax Revenue - 10.3%
NR        A-             $2,000  Detroit, Michigan,
                                 Downtown Development
                                 Authority Tax Increment,
                                 0.00%, 7/1/21                  $  438,180
NR        BBB+            1,000  Battle Creek, Michigan
                                 Downtown Development
                                 Authority, 6.65%, 5/1/02        1,059,600
                                                                -----------
                                                                $1,497,780
                                                                -----------

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Water & Sewer Revenue - 3.8%
Aa1       AA             $500    Michigan Municipal Bond
                                 Authority, 7.00%, 10/1/02      $   552,750
                                                                ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $14,096,910)             $14,490,134
                                                                ============


------------------------------------

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 42.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.6% to 23.3% of total investments.

                       See notes to financial statements

               New Jersey Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Assisted Living - 1.1%
NR        NR             $  650  New Jersey Economic
                                 Development Authority
                                 Assisted Living Project,
                                 (Chelsea at East Brunswick),
                                 (AMT), 8.00%, 10/1/07           $  646,685
                                                                 -----------
                                 Cogeneration - 7.1%
NR        BBB-           $2,250  New Jersey Economic
                                 Development Authority,
                                 Heating & Cooling, (Trigen-
                                 Trenton Project), (AMT),
                                 6.10%, 12/1/05                  $2,327,918
NR        BB+             1,135  New Jersey Economic
                                 Development Authority,
                                 Electric Energy Facilities,
                                 (Vineland Cogeneration),
                                 (AMT), 7.875%, 6/1/19            1,219,603
NR        NR                550  Port Authority of New York
                                 & New Jersey, (KIAC
                                 Project), (AMT), 6.50%,
                                 10/1/01                            566,241
                                                                 -----------
                                                                 $4,113,762
                                                                 -----------
                                 Education - 0.7%
NR        BBB+           $  380  New Jersey Educational
                                 Facilities Authority, Drew
                                 University, 5.875%, 7/1/03      $  393,501
                                                                 -----------
                                 Escrowed - 3.2%
Baa1      AAA            $1,735  Puerto Rico Aqueduct &
                                 Sewer Authority, Prerefunded
                                 to 7/1/98, 7.875%, 7/1/17       $1,852,130
                                                                 -----------
                                 General Obligations - 9.6%
Aaa       AAA            $1,000  Morris County, New Jersey,
                                 6.50%, 8/1/02                   $1,085,680
A3        AA              2,195  Jersey City, New Jersey,
                                 School District, 6.25%,
                                 10/1/10                          2,377,712
Aa        AA              1,000  South Brunswick, New
                                 Jersey, 7.125%, 7/15/02          1,108,890
Aaa       AA+             1,000  Union County, New Jersey,
                                 5.00%, 2/1/10                      963,680
                                                                 -----------
                                                                 $5,535,962
                                                                 -----------
                                 Hospitals - 7.1%
Baa2      NR             $  500  Camden County, New Jersey
                                 Healthcare, (Cooper Health
                                 Systems), 5.60%, 2/15/07        $  486,310
Baa2      BBB             1,380  New Jersey Health Care
                                 Facilities Financing
                                 Authority, (St. Elizabeth's
                                 Hospital), 5.75%, 7/1/08         1,361,894
A3        A-              1,000  New Jersey Health Care
                                 Facilities Financing
                                 Authority, (Atlantic City
                                 Medical Care Center),
                                 6.45%, 7/1/02                    1,056,690
A3        A-                340  New Jersey Health Care
                                 Facilities Financing
                                 Authority, (Atlantic City
                                 Medical Care Center),
                                 6.25%, 7/1/00                      352,985
A3        A-                750  New Jersey Health Care
                                 Facilities Financing
                                 Authority, (Atlantic City
                                 Medical Care Center),
                                 6.55%, 7/1/03                      807,090
                                                                 -----------
                                                                 $4,064,969
                                                                 -----------
                                 Housing - 6.5%
NR        A+             $2,570  New Jersey Housing and
                                 Mortgage Finance Agency,
                                 6.50%, 11/1/03                  $2,734,968
NR        A+              1,000  New Jersey Housing and
                                 Mortgage Finance Agency,
                                 6.00%, 11/1/02                   1,033,400
                                                                 -----------
                                                                 $3,768,368
                                                                 -----------
                                 Industrial Development
                                 Revenue - 2.0%
Aa3       NR             $  610  New Jersey Economic
                                 Development Authority,
                                 LOC: Bank of Paris, (AMT),
                                 6.00%, 12/1/02                  $  630,313
NR        NR                500  New Jersey Economic
                                 Development Authority,
                                 (Holt- Hauling) (AMT),
                                 7.80%, 12/15/16                    498,960
                                                                 -----------
                                                                 $1,129,273
                                                                 -----------
                                 Insured Education - 3.5%
Aaa       AAA            $1,000  Essex County, New Jersey,
                                 Improvement Authority,
                                 (Guaranteed County College
                                 Project), (AMBAC), 5.25%,
                                 12/1/16                         $  943,160
Aaa       AAA             1,000  New Jersey State Educational
                                 Facilities, Seton Hall
                                 University, (FGIC), 6.10%,
                                 7/1/01                           1,053,480
                                                                 -----------
                                                                 $1,996,640
                                                                 -----------

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Insured General Obligations - 21.2%
Aaa       AAA            $1,000  Atlantic City, New Jersey,
                                 Board of Education,
                                 (AMBAC), 6.00%, 12/1/02         $ 1,059,610
Aaa       AAA             1,175  Edison, New Jersey,
                                 (AMBAC), 4.70%, 1/1/04            1,160,160
Aaa       AAA               500  City of Elizabeth, Union
                                 County, New Jersey, (MBIA)
                                 6.10%, 11/15/99                     521,370
Aaa       AAA               500  City of Elizabeth, Union
                                 County, New Jersey, (MBIA)
                                 6.20%, 11/15/01                     531,975
Aaa       AAA               500  City of Elizabeth, Union
                                 County, New Jersey, (MBIA)
                                 6.20%, 11/15/02                     532,355
Aaa       AAA             1,200  Jackson Township, New
                                 Jersey, Local School District,
                                 (FGIC), 6.60%, 6/1/03             1,310,340
Aaa       AAA             1,200  Kearney, New Jersey, (FSA),
                                 6.50%, 2/1/04                     1,296,048
Aaa       AAA             1,000  Monmouth County, New
                                 Jersey, Improvement
                                 Authority, (MBIA), 5.125%,
                                 12/1/16                             933,000
Aaa       AAA               850  Roselle, New Jersey, (MBIA),
                                 4.65%, 10/15/03                     840,506
Aaa       AAA             1,000  South Brunswick Township,
                                 New Jersey, Board of
                                 Education, (FGIC), 6.40%,
                                 8/1/03                            1,083,520
Aaa       AAA             1,000  South River, New Jersey,
                                 School District, (FGIC),
                                 5.00%, 12/1/09                    1,072,225
Aaa       AAA              2000  Washington Township, New
                                 Jersey, Board of Education,
                                 5.125%, 2/1/15                    1,873,620
                                                                 ------------
                                                                 $12,214,729
                                                                 ------------
                                 Insured Hospital - 3.7%
Aaa       AAA            $1,910  New Jersey Health Care
                                 Facilities & Financing
                                 Authority, (Dover General
                                 Hospital & Medical Center),
                                 (MBIA), 7.00%, 7/1/04           $ 2,136,641
                                                                 ------------
                                 Insured Industrial Development
                                 Revenue - 0.2%
Aaa       AAA            $  100  Warren County New Jersey
                                 Pollution Control Finance
                                 Authority, Resource
                                 Recovery, (MBIA), 6.55%,
                                 12/1/06                         $   108,218
                                                                 ------------
                                 Insured Lease Revenue/
                                 Certificate of Participation - 1.1%
Aaa       AAA            $  595  Hudson County, New Jersey,
                                 Certificates of Participation,
                                 (MBIA), 6.20%, 6/1/03           $   631,468
                                                                 ------------
                                 Insured Solid Waste - 0.5%
Aaa       AAA            $  250  The Bergen County Utilities
                                 Authority, Solid Waste
                                 System, (FGIC), 6.00%,
                                 6/15/02                         $   264,300
                                                                 ------------
                                 Insured Transportation - 10.8%
Aaa       AAA            $2,000  New Jersey Transportation
                                 Trust Fund Authority,
                                 (MBIA), 5.00%, 6/15/15          $ 1,839,320
Aaa       AAA             1,500  New Jersey Turnpike
                                 Authority, (FSA), 5.90%,
                                 1/1/03                            1,571,565
Aaa       AAA               895  New Jersey Turnpike
                                 Authority, (FSA), 6.40%,
                                 1/1/02                              953,336
Aaa       AAA             2,000  Port Authority of New York
                                 & New Jersey, (AMBAC),
                                 5.125%, 7/15/14                   1,882,180
                                                                 ------------
                                                                 $ 6,246,401
                                                                 ------------
                                 Insured Utility - 1.8%
Aaa       AAA            $1,000  Middlesex County, New
                                 Jersey, Utility Authority,
                                 (FGIC) 6.10%, 12/1/01           $ 1,060,340
                                                                 ------------
                                 Insured Water & Sewer
                                 Revenue - 0.9%
Aaa       AAA            $  565  Pennsville Sewerage
                                 Authority Capital
                                 Appreciation Bonds, (MBIA),
                                 0.00%, 11/1/16                 $   185,111
Aaa       AAA               565  Pennsville Sewerage
                                 Authority Capital
                                 Appreciation Bonds, (MBIA),
                                 0.00%, 11/1/17                     174,856
Aaa       AAA               565  Pennsville Sewerage
                                 Authority Capital
                                 Appreciation Bonds, (MBIA),
                                 0.00%, 11/1/18                     165,172
                                                                 ------------
                                                                 $   525,139
                                                                 ------------

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Lease Revenue/
                                 Certificates of Participation - 2.8%
A1        A+             $  720  New Jersey Economic
                                 Development Authority,
                                 Lease Revenue, (Green Lights
                                 Energy Project), 5.00%,
                                 1/15/06                          $   700,488
A1        A+                875  State of New Jersey,
                                 Certificates of Participation,
                                 5.90%, 4/1/99                        895,492
                                                                  ------------
                                                                  $ 1,595,980
                                                                  ------------
                                 Life Care - 0.6%
NR        NR             $  310  New Jersey Economic
                                 Development Authority,
                                 (Cadbury Corporation
                                 Project), 8.00%, 7/1/15          $   322,047
                                                                  ------------
                                 Solid Waste - 4.9%
Ba        NR             $  300  The Atlantic County Utilities
                                 Authority (New Jersey),
                                 Solid Waste System, 7.00%,
                                 3/1/08                           $   299,793
A1        AA-               500  Gloucester County
                                 Improvement Authority of
                                 New Jersey, (Landfill
                                 Project), 5.40%, 9/1/00              512,575
A1        NR                300  The Passaic County Utilities
                                 Authority (New Jersey),
                                 Solid Waste Disposal, 5.70%,
                                 3/1/98                               305,037
NR        BB              1,700  The Union County Utilities
                                 Authority (New Jersey),
                                 Solid Waste System, (AMT),
                                 7.20%, 6/15/14                    1,730,736
                                                                  ------------
                                                                  $ 2,848,141
                                                                  ------------
                                 Transportation - 6.0%
A1        AA-            $  250  New Jersey Highway
                                 Authority, (Garden State
                                 Parkway), 6.10%, 1/1/06          $   263,243
Baa3      BB+             1,625  Port Authority of New York
                                 & New Jersey, (Delta
                                 Airlines), 6.95%, 6/1/08           1,724,352
A1        AA-              1000  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.375%, 10/15/16                     942,870
A1        AA-               500  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.50%, 7/1/06                       509,755
                                                                  ------------
                                                                  $ 3,440,220
                                                                  ------------
                                 Utility - 4.7%
Baa1      BBB+           $3,000  Puerto Rico Electric Power
                                 Authority, 5.25%, 7/1/21         $ 2,705,279
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $56,492,991)               $57,600,193
                                                                  ============

------------------------------------

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 43.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.6% to 18.2% of total investments.

                       See notes to financial statements

                New York Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                          Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Assisted Living--1.2%
NR        NR             $  115  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/97       $  115,000
NR        NR                560  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/99          560,000
NR        NR                500  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/12          500,000
                                                                 -----------
                                                                 $1,175,000
                                                                 -----------
                                 Cogeneration - 1.0%
NR        NR             $  950  Port Authority of New York
                                 & New Jersey - KIAC
                                 Project, 6.50%, 10/1/01         $  978,054
                                                                 -----------

                                 Escrowed/Prerefunded - 2.1%
NR        AA-            $2,000  Power Authority of the State
                                 of New York, Prerefunded
                                 to 1/1/98, 8.00%, 1/1/17        $2,100,320
                                                                 -----------
                                 General Obligations - 3.6%
Baa1      BBB+           $1,500  The City of New York,
                                 6.375%, 8/1/06                  $1,541,325
A2        A-              2,000  State of New York, 5.25%,
                                 7/15/09                          1,966,100
                                                                 -----------
                                                                 $3,507,425
                                                                 -----------
                                 Hospitals - 4.0%
Baa1      B+             $2,000  Dormitory Authority of
                                 New York, Department of
                                 Health, 5.375%, 7/1/08          $1,929,480
Baa1      BBB+            1,000  New York State Dormitory
                                 Authority, Mental Health
                                 Services, 5.30%, 2/15/04           991,990
Baa       NR              1,000  New York State Dormitory
                                 Authority, Nyack Hospital,
                                 6.00%, 7/1/06                      999,190
                                                                 -----------
                                                                 $3,920,660
                                                                 -----------
                                 Housing - 6.7%
Aa        AA             $5,100  New York City Housing
                                 Development Corporation,
                                 (Multi-Family), 5.625%,
                                 5/1/12                          $5,000,754
Aa2       NR              1,500  New York State Mortgage
                                 Agency - Homeownership
                                 Mortgage Bonds, (AMT),
                                 6.45%, 10/1/21                   1,540,875
                                                                 -----------
                                                                 $6,541,629
                                                                 -----------
                                 Insured Education - 3.2%
Aaa       AAA            $1,075  Dormitory Authority of the
                                 State of New York, Mt.
                                 Sinai School of Medicine,
                                 (MBIA), 6.75%, 7/1/09           $1,164,193
Aaa       AAA             2,000  Dormitory Authority of the
                                 State of New York, State
                                 University, (AMBAC),
                                 5.25%, 5/15/10                   1,980,260
                                                                 -----------
                                                                 $3,144,453
                                                                 -----------
                                 Insured General Obligations - 5.0%
Aaa       AAA            $2,000  Nassau County, New York,
                                 (AMBAC), 5.25%, 11/1/12         $1,934,820
Aaa       AAA             3,000  Nassau County, New York,
                                 (AMBAC), 5.15%, 3/1/05           3,008,580
                                                                 -----------
                                                                 $4,943,400
                                                                 -----------
                                 Insured Hospital - 9.5%
Aaa       AAA            $2,000  New York State Dormitory
                                 Authority, Montefiore
                                 Medical Center, (AMBAC),
                                 5.25%, 2/1/15 (1)               $1,876,480
Aaa       AAA             4,450  New York State Medical
                                 Care Facilities Finance
                                 Agency, New York State
                                 Hospital, (AMBAC), 6.10%,
                                 2/15/04                          4,726,389
Aaa       AAA             2,500  New York State Medical
                                 Care Facilities Finance
                                 Agency, New York State
                                 Hospital, (AMBAC), 6.20%,
                                 2/15/05                          2,674,125
                                                                 -----------
                                                                 $9,276,994
                                                                 -----------
                                 Insured Lease Revenue/
                                 Certificate of Participation - 2.0%
Aaa       AAA            $2,000  City University of New York
                                 - John Jay College,
                                 (AMBAC), 5.00%, 8/15/08         $1,943,300
                                                                 -----------
                                 Insured Transportation - 9.5%
Aaa       AAA            $1,500  Albany County New York
                                 Airport, (FSA), 5.25%,
                                 12/15/10                        $1,440,390
Aaa       AAA             2,240  Metropolitan Transportation
                                 Authority of New York,
                                 (FGIC), 5.70%, 7/1/10            2,263,139
Aaa       AAA             1,500  New York State Thruway
                                 Authority - Highway &
                                 Bridge Project, (AMBAC),
                                 5.25%, 4/1/13                   1,444,230
Aaa       AAA             1,750  The Port Authority of New
                                 York and New Jersey,
                                 (FGIC), (AMT), 5.40%,
                                 7/15/10                          1,731,713


  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Insured Transportation (continued)
Aaa       AAA             2,290  Triborough Bridge and
                                 Tunnel Authority, (FGIC),
                                 5.80%, 1/1/02                    2,391,470
                                                                ------------
                                                                $ 9,270,942
                                                                ------------
                                 Insured Utility - 5.6%
Aaa       AAA            $5,000  New York State Energy
                                 Research and Development
                                 Authority, Central Hudson
                                 Gas, (FGIC), 7.375%,
                                 10/1/14                        $ 5,437,500
                                                                ------------
                                 Insured Water and Sewer - 1.1%
Aaa       AAA            $1,000  New York City Municipal
                                 Water Finance Authority,
                                 (AMBAC), 5.80%, 6/15/03        $ 1,043,120
                                                                ------------
                                 Lease Revenue/
                                 Certificates of Participation - 14.4%
A1        AA             $3,500  Housing New York
                                 Corporation, 6.00%,
                                 11/1/03                        $ 3,676,085
NR        BBB             1,485  New York State Thruway
                                 Authority, Capital
                                 Appreciation Bonds, 0.00%,
                                 1/1/04                           1,012,844
Aaa       AAA             5,250  New York Urban
                                 Development Corporation,
                                 Senior Lien, 5.50%, 7/1/16       5,047,665
Baa1      BBB             4,715  New York Urban
                                 Development Corporation,
                                 5.375%, 1/1/15                   4,335,018
                                                                ------------
                                                                $14,071,612
                                                                ------------
                                 Special Tax Revenue - 4.3%
A3        A              $4,500  New York Local
                                 Government Assistance
                                 Corporation, 5.25%, 4/1/16     $ 4,249,395
                                                                ------------
                                 Transportation - 23.8%
Baa1      BBB            $3,000  New York State Thruway
                                 Authority, 5.75%, 4/1/16       $ 2,890,980
A1        AA-             3,000  Port Authority of New York
                                 & New Jersey, (AMT),
                                 6.00%, 7/1/14                    3,058,710
A1        AA-             5,750  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.375%, 10/15/13                 5,527,590
A1        AA-             2,500  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.375%, 10/15/14                 2,386,600
Baa3      BB+             2,875  Port Authority of New York
                                 & New Jersey, (Delta
                                 Airlines), 6.95%, 6/1/08         3,050,778
Baa3      BB+             1,700  Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.25%, 6/1/26                   1,732,674
Aa        A+              5,000  Triborough Bridge & Tunnel
                                 Authority, 5.30%, 1/1/17         4,705,050
                                                                ------------
                                                                $23,352,382
                                                                ------------
                                 Water & Sewer Revenue - 3.0%
A         A-             $1,825  New York City Municipal
                                 Water Finance Authority,
                                 5.70%, 6/15/02                $ 1,884,458
Aaa       AAA             1,000  New York State
                                 Environmental Facilities
                                 Corporation, County of
                                 Westchester Project, 5.60%,
                                 9/15/13                          1,012,120
                                                                ------------
                                                                $ 2,896,578
                                                                ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $97,740,065)             $97,852,764
                                                                ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 35.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.2% to 21.1% of total investments.

                       See notes to financial statements

                  Ohio Limited Maturity Municipals Portfolio
                    Portfolio of Investments - March 31,1997

  ---------------------------------------------------------------------------
                          Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Escrowed - 7.7%
Aaa       AAA            $  650  Clermont County, Ohio,
                                 Water Works, (AMBAC),
                                 Prerefunded to 12/1/01,
                                 6.625%, 12/1/16                  $  712,296
NR        NR                350  Cuyahoga County, Ohio,
                                 (Judson Retirement
                                 Community), Escrowed to
                                 11/15/99, 8.875%, 11/15/19          396,116
Baa1      AAA             1,000  Puerto Rico Aqueduct &
                                 Sewer Authority, Prerefunded
                                 to 7/1/98, 7.875%, 7/1/17         1,067,510
                                                                  -----------
                                                                  $2,175,922
                                                                  -----------
                                 General Obligations - 11.3%
NR        NR             $  500  Cleveland, Ohio, City School
                                 District, 6.50%, 6/15/97         $  500,645
Aa        NR                500  Hamilton County, Ohio,
                                 5.00%, 12/1/16                     458,610
NR        A+                300  Kings County, Ohio, Local
                                 School District, 7.60%,
                                 12/1/10                             327,084
A         NR              1,000  Wauseon, Ohio School
                                 District, 7.25%, 12/1/10          1,106,570
NR        NR                770  Youngstown, Ohio, County
                                 School District, 6.40%,
                                 7/1/00                              798,505
                                                                  -----------
                                                                  $3,191,414
                                                                  -----------
                                 Hospitals - 14.7%
A         A-             $1,000  Erie County Hospital
                                 Improvement (Fireland
                                 Community Hospital
                                 Project), 6.75%, 1/1/08          $1,046,930
Aa        NR                500  Franklin County, Ohio,
                                 Hospital Improvement,
                                 (Children's Hospital), 5.75%,
                                 11/1/15                             491,295
Baa       BBB               500  Hamilton County Ohio
                                 Health System (Providence
                                 Hospital Project), 6.00%,
                                 7/1/01                              507,420
NR        NR                990  Mt. Vernon Ohio Hospital,
                                 (Knox Community Hospital),
                                 7.875%, 6/1/12                    1,020,670
Aa2       NR              1,000  Warren County, Ohio, Hospital
                                 Facilities, (Otterbein Homes
                                 Project), 7.20%, 7/1/11           1,072,910
                                                                  -----------
                                                                  $4,139,225
                                                                  -----------
                                 Housing - 5.7%
NR        AAA            $1,000  Cuyahoga County, Ohio,
                                 Multifamily Housing,
                                 (National Terminal Apts.
                                 Project), 6.40%, 7/1/16          $1,026,500
NR        NR                300  Cuyahoga County, Ohio,
                                 First Mortgage, (Rolling
                                 Hills Apts. Project), (AMT),
                                 8.00%, 1/1/28                       290,307
NR        NR                300  Lucas County, Ohio,
                                 Economic Development
                                 Multifamily Housing
                                 (County Creek Project),
                                 (AMT), 8.00%, 7/1/26                286,941
                                                                  -----------
                                                                  $1,603,748
                                                                  -----------
                                 Industrial Development
                                 Revenue - 7.6%
NR        A-             $1,020  Ohio Economic
                                 Development Commission,
                                 (ABS Industries) (AMT),
                                 6.00%, 6/1/04                   $1,075,386
NR        NR                250  Ohio State Solid Waste
                                 Revenue, (Republic
                                 Engineered Steel), (AMT),
                                 9.00%, 6/1/21                      251,658
NR        A-                765  Ohio Economic
                                 Development Commission,
                                 (Ohio Enterprise Bond
                                 Fund-Progress Plastics
                                 Products), (AMT), 6.80%,
                                 12/1/01                             803,189
                                                                  -----------
                                                                  $2,130,233
                                                                  -----------
                                 Insured Education - 3.2%
Aaa       AAA            $1,000  Ohio State Public Facilities
                                 Commission, (Higher
                                 Educational Facilities),
                                 (AMBAC), 4.30%, 12/1/08          $  898,650
                                                                  -----------
                                 Insured General Obligations - 31.0%
Aaa       AAA            $1,000  Cleveland, Ohio, (MBIA),
                                 6.50%, 11/15/01                 $1,073,720
Aaa       AAA               225  Finneytown, Ohio, Local
                                 School District, (FGIC),
                                 6.15%, 12/1/11                     240,716
Aaa       AAA               500  Forest Hills, Ohio, Local
                                 School District, (MBIA),
                                 6.00%, 12/1/09                     528,560
Aaa       AAA             1,350  Mt. Vernon County, Ohio,
                                 Local School District,
                                 (FGIC), 7.50%, 12/1/14            1,537,164
Aaa       AAA             1,000  North Olmstead, Ohio,
                                 (AMBAC), 5.00%, 12/1/16             913,910
Aaa       AAA             1,500  Southwest Licking Ohio
                                 School Facilities
                                 Improvement, (FGIC),
                                 7.10%, 12/1/16                   1,685,055


  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Insured General Obligations
                                 (continued)
Aaa       AAA            $  500  Strongsville, Ohio, City
                                 School District, (MBIA),
                                 5.375%, 12/1/12               $   493,970
Aaa       AAA               500  West Clermont Ohio School
                                 District, (AMBAC), 7.125%,
                                 12/1/19                           556,275
Aaa       AAA             1,500  West Clermont Ohio School
                                 District, (AMBAC), 6.90%,
                                 12/1/12                         1,664,580
                                                               ------------
                                                               $ 8,693,950
                                                               ------------
                                 Insured Transportation - 3.4%
Aaa       AAA            $1,000  Dayton, Ohio, Airport
                                 Revenue, (James M. Cox -
                                 Dayton International
                                 Airport), (AMBAC), 5.25%,
                                 12/1/15                       $   946,970
                                                               ------------
                                 Insured Utility - 1.6%
Aaa       AAA            $  500  Cleveland, Ohio, Public
                                 Power System, (MBIA),
                                 5.125%, 11/15/18              $   461,280
                                                               ------------
                                 Insured Water & Sewer - 2.2%
Aaa       AAA            $  690  Bellefontaine, Ohio, Water
                                 System Mortgage Revenue,
                                 (AMBAC), 5.00%, 12/1/15       $   630,080
                                                               ------------
                                 Life Care - 2.4%
NR        BBB-           $  680  Marion County, Ohio,
                                 Health Care Facilities,
                                 (United Church Homes
                                 Project), 5.25%, 11/15/98     $   679,960
                                                               ------------
                                 Nursing Homes - 4.2%
NR        NR             $  300  Fairfield County, Ohio,
                                 Economic Development
                                 Authority, (Beverly
                                 Enterprises), 8.50%, 1/1/03   $   324,147
NR        NR                295  Greene County, Ohio, First
                                 Mortgage, (Fairview
                                 Extended Care), 10.125%,
                                 1/1/11                            331,857
VMIG1     NR                500  Hamilton County, Ohio,
                                 Hospital Facilities,
                                 (Episcopal
                                 Retirement Project), 5.00%,
                                 1/1/15                            505,225
                                                               ------------
                                                               $ 1,161,229
                                                               ------------
                                 Special Tax - 1.6%
NR        NR             $  454  Columbus Ohio Special
                                 Assessment, 6.05%, 9/15/05    $   460,324
                                                               ------------
                                 Transportation - 2.6%
NR        NR             $  500  Cleveland-Cuyahoga County
                                 Port Authority, (Rock &
                                 Roll Hall of Fame), 5.45%,
                                 12/1/05                       $   493,850
NR        NR                250  Cleveland-Cuyahoga
                                 County Port Authority,
                                 (Rock & Roll Hall of
                                 Fame), 5.85%, 12/1/08             248,975
                                                               ------------
                                                               $   742,825
                                                               ------------
                                 Utility - 0.8%
Baa1      BBB+           $  250  Puerto Rico Electric Power
                                 Authority, 5.50%, 7/1/14      $   238,333
                                                               ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $27,768,855)            $28,154,143
                                                               ============

------------------------------------

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 54.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 9.1% to 33.1% of total investments.

                       See notes to financial statements

              Pennsylvania Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Assisted Living - 1.8%
NR        NR             $1,120  Delaware County,
                                 Pennsylvania, Industrial
                                 Development Authority,
                                 (Glen Riddle Project),
                                 (AMT), 8.125%, 9/1/05             $ 1,156,165
                                                                   ------------
                                 Cogeneration - 5.1%
NR        BBB-           $2,000  Pennsylvania Economic
                                 Development Financing
                                 Authority, (Resource
                                 Recovery - Culver Project),
                                 (AMT), 7.05%, 12/1/10             $ 2,117,520
NR        NR              1,200  Pennsylvania Economic
                                 Development Financing
                                 Authority, (Resource
                                 Recovery for Northampton),
                                 6.75%, 1/1/07                       1,214,004
                                                                   ------------
                                                                   $ 3,331,524
                                                                   ------------
                                 Education - 1.1%
NR        AAA            $  700  Montgomery County Higher
                                 Education and Health
                                 Authority, (Saint Joseph's
                                 University), (CLEE), 6.00%,
                                 12/15/02                          $   735,378
                                                                   ------------
                                 Escrowed - 15.3%
Aaa       AAA            $1,485  Elizabeth, Pennsylvania,
                                 School District, (MBIA),
                                 Escrowed to Maturity, 0.00%,
                                 9/1/15                            $   508,924
Aaa       AAA             3,200  Philadelphia Municipal
                                 Authority, Justice Lease
                                 Revenue Bonds, (FGIC),
                                 Prerefunded to 11/15/01,
                                 7.10%, 11/15/11                    3,563,040
Aaa       NR              1,500  Philadelphia, Pennsylvania,
                                 Hospital & Higher
                                 Education, (Children's
                                 Hospital), Prerefunded to
                                 2/15/02, 6.50%, 2/15/21             1,631,610
Baa       BBB               500  Pennsylvania State Higher
                                 Education, (Medical College
                                 of Pennsylvania), Prerefunded
                                 to 3/1/01, 7.25%, 3/1/05              552,965
Aaa       AAA             1,500  Somerset County, Pennsylvania,
                                 General Authority, (FGIC),
                                 Escrowed to Maturity, 6.50%,
                                 10/15/01                            1,608,225
Aaa       AAA             1,000  Westmoreland County,
                                 Pennsylvania, Municipal
                                 Authority, Escrowed to
                                 Maturity, 0.00%, 7/1/15               346,050
Aaa       AAA             7,000  Westmoreland County,
                                 Pennsylvania, Municipal
                                 Authority, Escrowed to
                                 Maturity, 0.00%, 8/15/19            1,885,450
                                                                   ------------
                                                                   $10,096,264
                                                                   ------------
                                 General Obligations - 1.0%
Baa1      A              $  750  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/15                            $   677,055
                                                                   ------------
                                 Hospitals - 30.1%
NR        BBB-           $2,355  Clearfield, Pennsylvania,
                                 Hospital Authority,
                                 (Clearfield Hospital), 6.875%,
                                 6/1/16                            $ 2,415,547
Aa        AA              2,000  Geisinger, Pennsylvania,
                                 Health System, 7.375%,
                                 7/1/02                              2,131,460
Baa3      BBB+              650  Hazelton, Pennsylvania
                                 Health Service Authority, St.
                                 Joseph's Hospital, 5.85%,
                                 7/1/06                                649,012
NR        AAA             1,030  Indiana County, Pennsylvania,
                                 Hospital Authority, (Indiana
                                 Hospital Project), (CLEE),
                                 5.75%, 7/1/00                       1,063,413
NR        AAA               825  Indiana County, Pennsylvania,
                                 Hospital Authority, (Indiana
                                 Hospital Project), (CLEE),
                                 5.875%, 7/1/01                        859,625
A3        A               1,200  Lehigh County Pennsylvania
                                 General Purpose Authority,
                                 (Muhlenberg Hospital),
                                 5.75%, 7/15/10                      1,167,324
A         BBB+            1,000  Monroeville, Pennsylvania,
                                 Hospital Authority, (Forbes
                                 Health), 5.75%, 10/1/05             1,004,670
Baa       NR              1,030  Montgomery County,
                                 Pennsylvania, Higher
                                 Education & Health
                                 Authority, (Montgomery
                                 Hospital), 6.25%, 7/1/06            1,043,946
Baa       NR              1,100  Montgomery County,
                                 Pennsylvania, Higher
                                 Education & Health
                                 Authority, (Montgomery
                                 Hospital), 6.375%, 7/1/07           1,106,435
A         NR                500  New Castle Area Hospital
                                 Authority, (St. Francis
                                 Hospital of New Castle),
                                 5.90%, 11/15/00                      513,045
NR        BBB               380  Northampton County
                                 Hospital Authority, (Easton
                                 Hospital) 6.90%, 1/1/02              394,429

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Hospitals (continued)
Baa1      BBB+           $1,500  The Hospitals and Higher
                                 Education Facilities
                                 Authority of Philadelphia,
                                 (Graduate Health System),
                                 7.00%, 7/1/05                   $ 1,535,400
Baa1      BBB+            1,500  Pennsylvania State Higher
                                 Education, (Thomas Jefferson
                                 Univ.), 5.90%, 8/15/00            1,557,330
Aa        NR              4,750  Pottsville, PA, Hospital
                                 Authority, (Daughters of
                                 Charity), 5.00%, 8/15/12          4,382,492
                                                                 ------------
                                                                 $19,824,129
                                                                 ------------
                                 Industrial Development
                                 Revenue - 3.2%
NR        NR             $  885  Chester County, PA,
                                 Industrial Development
                                 Authority, 8.00%, 9/1/05        $   900,204
A3        A-              1,200  Erie County Pennsylvania
                                 IDA Pollution Control
                                 Revenue, (International
                                 Paper), (AMT), 5.85%,
                                 12/1/20                           1,174,620
                                                                 ------------
                                                                 $ 2,074,824
                                                                 ------------
                                 Insured General Obligations - 7.2%
Aaa       AAA            $2,000  Bucks County, Pennsylvania,
                                 Technical School Authority,
                                 (AMBAC), 5.375%, 8/15/15        $ 1,918,740
Aaa       AAA             3,000  Commonwealth of
                                 Pennsylvania, (AMBAC),
                                 5.00%, 11/15/11                   2,843,220
                                                                 ------------
                                                                 $ 4,761,960
                                                                 ------------
                                 Insured Hospitals - 8.0%
Aaa       AAA            $1,000  Allegheny County,
                                 Pennsylvania, Hospital
                                 Development Authority,
                                 (South Hills Health),
                                 (MBIA), 5.50%, 5/1/08           $ 1,011,120
Aaa       AAA             1,000  The Hospital Authority of
                                 Beaver County, Pennsylvania,
                                 (The Medical Center of
                                 Beaver, PA), (AMBAC),
                                 5.90%, 7/1/00                     1,036,910
Aaa       AAA             1,000  Erie County, Pennsylvania,
                                 Hospital Authority, (Hamot
                                 Health System), (AMBAC),
                                 7.10%, 2/15/10                    1,086,400
Aaa       AAA             2,050  Sayre Health Care Facilities
                                 Authority, (Guthrie Medical
                                 Center), (AMBAC), 6.50%,
                                 3/1/00                            2,151,660
                                                                 ------------
                                                                 $ 5,286,090
                                                                 ------------
                                 Insured Industrial Development
                                 Revenue - 6.8%
Aaa       AAA            $2,000  Cambria County
                                 Pennsylvania, IDA Pollution
                                 Control Revenue, (PENN
                                 Electric), (MBIA), 5.35%,
                                 11/1/10                         $ 1,985,620
Aaa       AAA             2,500  Indiana County Pennsylvania,
                                 IDA Pollution Control
                                 Revenue, (PENN Electric),
                                 (MBIA), 5.35%, 11/1/10            2,488,675
                                                                 ------------
                                                                 $ 4,474,295
                                                                 ------------
                                 Insured Lease Revenue/
                                 Certificates of Participation - 6.5%
Aaa       AAA            $  500  The Harrisburg Authority
                                 (Dauphin County,
                                 Pennsylvania), Lease Revenue
                                 Bonds, (CGIC), 6.25%,
                                 6/1/01                          $   528,705
Aaa       AAA             1,000  Northumberland County
                                 Authority, Pennsylvania,
                                 Lease Revenue Bonds,
                                 (MBIA), 6.50%, 10/15/01           1,072,150
Aaa       AAA             2,750  Pennsylvania Intragovernment
                                 Cooperative Authority,
                                 (FGIC), 5.50%, 6/15/16            2,662,660
                                                                 ------------
                                                                 $ 4,263,515
                                                                 ------------
                                 Life Care - 1.1%
NR        NR             $  245  Delaware County,
                                 Pennsylvania, Authority,
                                 (White Horse Village),
                                 6.30%, 7/1/03                   $   246,098
NR        NR                505  Delaware County,
                                 Pennsylvania, Authority,
                                 (White Horse Village),
                                 6.40%, 7/1/04                       507,838
                                                                 ------------
                                                                 $   753,936
                                                                 ------------
                                 Nursing Home - 0.9%
NR        NR             $  500  Wilkins Area, Pennsylvania,
                                 Industrial Development
                                 Authority, (Fairview
                                 Extended Care), 10.25%,
                                 1/1/21                          $   564,500
                                                                 ------------
                                 Solid Waste - 2.8%
Baa       A-             $  500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.20%,
                                 5/15/99                         $   514,115

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------


Ratings (Unaudited)   Principal
------------------       Amount
          Standard         (000
Moody's   & Poor's     omitted)  Security                               Value
-----------------------------------------------------------------------------
                                 Solid Waste (continued)
Baa       A-             $  500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.20%,
                                 11/15/99                         $   517,195
Baa       A-                300  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.40%,
                                 5/15/00                              311,367
Baa       A-                500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.40%,
                                 11/15/00                             521,720
                                                                  ------------
                                                                  $ 1,864,397
                                                                  ------------
                                 Special Tax Revenue - 0.4%
NR        NR             $  250  Virgin Islands Public Finance
                                 Authority, (V.I. General
                                 Obligation/Matching Loan
                                 Fund Notes), 6.70%,10/1/99       $   259,588
                                                                  ------------
                                 Transportation - 7.1%
A1        A              $1,000  Pennsylvania Turnpike
                                 Authority, 6.00%, 12/1/17        $   987,430
Aa3       AA-             2,550  Southeastern Pennsylvania
                                 Transportation Authority,
                                 LOC: Canadian Imperial
                                 Bank of Commerce, 6.00%,
                                 6/1/99                             2,629,280
Aa3       AA-             1,000  Southeastern Pennsylvania
                                 Transportation Authority,
                                 LOC: Canadian Imperial
                                 Bank of Commerce, 6.00%,
                                 6/1/01                             1,045,710
                                                                  ------------
                                                                  $ 4,662,420
                                                                  ------------
                                 Utility - 1.6%
NR        NR             $1,000  Virgin Islands Water & Sewer
                                 Authority, 7.40%, 7/1/11         $ 1,060,100
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $65,161,613)               $65,846,138
                                                                  ============

------------------------------------

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 40.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.8% to 15.3% of total investments.

                       See notes to financial statements

                     Limited Maturity Municipals Portfolio
                              Financial Statements

                      Statements of Assets and Liabilities

---------------------------------------------------------------------------
                                 March 31, 1997
---------------------------------------------------------------------------

                                                     California     Connecticut      Florida     Massachusetts     Michigan
                                                       Limited        Limited        Limited        Limited        Limited
                                                      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                    -------------- -------------- -------------- --------------- -------------
Assets:
 Investments --
  Identified cost                                   $ 41,774,003   $ 11,956,737   $ 90,512,005      $ 67,029,171 $ 14,096,910
  Unrealized appreciation                                614,879        108,879        441,070           588,494      393,224
                                                    -------------  -------------  -------------    ------------- -------------
 Investments at value (Note 1A)                     $ 42,388,882   $ 12,065,616   $ 90,953,075      $ 67,617,665 $ 14,490,134
 Cash                                                        282         31,601            778               112      137,744
 Receivable for investments sold                         936,857             --      1,827,129         1,386,820       35,000
 Interest receivable                                     773,815        176,116      2,001,265         1,249,370      335,000
 Receivable for variation margin on
  open financial futures contracts (Note 1E)               5,469             --         11,719            10,156           --
 Deferred organization expenses (Note 1D)                  1,647          1,743          4,582             4,442          259
                                                    -------------  -------------  -------------    ------------- -------------
   Total assets                                     $ 44,106,952   $ 12,275,076   $ 94,798,548      $ 70,268,565 $ 14,998,137
                                                    -------------  -------------  -------------    ------------- -------------
Liabilities:
 Payable for investments purchased                  $         --   $         --   $  1,834,573      $         -- $         --
 Demand note payable (Note 5)                            907,000             --         45,000           263,000           --
 Payable to affiliate for Trustees' fees (Note 2)          1,781             40          2,256             1,781           40
 Accrued expenses                                          3,730          1,069          7,527            33,848        1,665
                                                    -------------  -------------  -------------    ------------- -------------
   Total liabilities                                $    912,511   $      1,109   $  1,889,356      $    298,629 $      1,705
                                                    -------------  -------------  -------------    ------------- -------------
Net Assets applicable to investors'
 interest in Portfolio                              $ 43,194,441   $ 12,273,967   $ 92,909,192      $ 69,969,936 $ 14,996,432
                                                    =============  =============  =============    ============= =============
Sources of Net Assets:
 Net proceeds from capital contributions
  and withdrawals                                   $ 42,482,427   $ 12,165,088   $ 92,259,978      $ 69,201,051 $ 14,603,208
 Net unrealized appreciation of investments
  and financial futures contracts (computed
  on the basis of identified cost)                       712,014        108,879        649,214           768,885      393,224
                                                    -------------  -------------  -------------    ------------- -------------
   Total                                            $ 43,194,441   $ 12,273,967   $ 92,909,192      $ 69,969,936 $ 14,996,432
                                                    =============  =============  =============    ============= =============

                       See notes to financial statements

                      Statements of Assets and Liabilities

---------------------------------------------------------------------------
                                 March 31, 1997
---------------------------------------------------------------------------

                                              New Jersey       New York           Ohio         Pennsylvania
                                               Limited          Limited         Limited         Limited
                                              Portfolio        Portfolio       Portfolio       Portfolio
                                              -------------   --------------   -------------   -------------
Assets:
 Investments --
  Identified cost                              $56,492,991     $ 97,740,065     $27,768,855     $65,161,613
  Unrealized appreciation                        1,107,202          112,699         385,288         684,525
                                               ------------    -------------    ------------    ------------
 Investments at value (Note 1A)                $57,600,193     $ 97,852,764     $28,154,143     $65,846,138
 Cash                                                  181              265          26,568             509
 Receivable for investments sold                 1,285,363          632,741         536,948       1,730,184
 Interest receivable                             1,001,651        1,833,333         527,972       1,067,259
 Receivable for variation margin
  on open financial futures contracts
  (Note 1E)                                             --           21,094              --              --
 Prepaid expenses                                    2,345               --              --              --
 Deferred organization expenses (Note 1D)            1,893            2,789              --           2,912
                                               ------------    -------------    ------------    ------------
   Total assets                                $59,891,626     $100,342,986     $29,245,631     $68,647,002
                                               ------------    -------------    ------------    ------------
Liabilities:
 Payable for investments purchased             $ 1,385,559     $         --     $        --     $        --
 Payable for when-issued securities
  (Note 1G)                                             --               --         773,281              --
 Demand note payable (Note 5)                      206,000          318,000              --         735,000
 Payable to affiliate for Trustees' fees
  (Note 2)                                           1,781            2,256             395           1,781
 Accrued expenses                                   32,347            8,982           2,103          34,614
                                               ------------    -------------    ------------    ------------
   Total liabilities                           $ 1,625,687     $    329,238     $   775,779     $   771,395
                                               ------------    -------------    ------------    ------------
Net Assets applicable to investors'
 interest in Portfolio                         $58,265,939     $100,013,748     $28,469,852     $67,875,607
                                               ============    =============    ============    ============
Sources of Net Assets:
 Net proceeds from capital
  contributions and withdrawals                $57,158,737     $ 99,526,390     $28,084,564     $67,191,082
 Net unrealized appreciation of
  investments and financial futures
  contracts (computed on the basis of
  identified cost)                               1,107,202          487,358         385,288         684,525
                                               ------------    -------------    ------------    ------------
   Total                                       $58,265,939     $100,013,748     $28,469,852     $67,875,607
                                               ============    =============    ============    ============

                       See notes to financial statements

                            Statements of Operations

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                        California    Connecticut      Florida      Massachusetts     Michigan
                                                         Limited        Limited        Limited         Limited         Limited
                                                        Portfolio      Portfolio      Portfolio       Portfolio       Portfolio
                                                      --------------- ------------- --------------- --------------- --------------
Investment Income (Note 1B):
 Interest income                                         $ 2,860,592   $   770,927     $  5,988,431    $  4,582,888    $1,029,154
                                                         ------------  ------------    ------------    ------------    -----------
 Expenses
  Investment adviser fee (Note 2)                        $   239,320   $    64,492     $    508,203    $    385,610    $   83,756
  Compensation of Trustees not members of the
   Administrator's organization (Note 2)                       6,787           163            8,728           6,787           163
  Custodian fee (Note 1H)                                     30,586        13,042           63,236          48,329        15,751
  Legal and accounting services                               22,036        17,641           23,929          23,940        21,842
  Bond pricing                                                 6,319         6,556            8,970           8,562         4,943
  Amortization of organization expenses
   (Note 1D)                                                   1,253           609            4,205           4,088         3,113
  Miscellaneous                                               14,658         4,981           24,387          17,725         9,745
                                                         ------------  ------------    ------------    ------------    -----------
   Total expenses                                        $   320,959   $   107,484     $    641,658    $    495,041    $  139,313
                                                         ------------  ------------    ------------    ------------    -----------
 Deduct --
  Reduction of investment adviser fee (Note 2)           $        --   $    32,497     $         --    $         --    $       --
  Reduction of custodian fee (Note 1H)                         6,576         5,706           21,381          17,201         5,813
                                                         ------------  ------------    ------------    ------------    -----------
   Total expense reductions                              $     6,576   $    38,203     $     21,381    $     17,201    $    5,813
                                                         ------------  ------------    ------------    ------------    -----------
    Net expenses                                         $   314,383   $    69,281     $    620,277    $    477,840    $  133,500
                                                         ------------  ------------    ------------    ------------    -----------
     Net investment income                               $ 2,546,209   $   701,646     $  5,368,154    $  4,105,048    $  895,654
                                                         ------------  ------------    ------------    ------------    -----------
Realized and Unrealized Gain
 (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions (identified cost basis)        $   350,071   $    92,432     $    426,609    $    335,925    $  310,139
  Financial futures contracts                               (496,498)      (80,714)        (772,529)       (458,656)     (113,883)
                                                         ------------  ------------    -------------   -------------   -----------
   Net realized gain (loss)                              $  (146,427)  $    11,718     $   (345,920)   $   (122,731)   $  196,256
                                                         ------------  ------------    -------------   -------------   -----------
 Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                    $  (423,549)  $  (117,846)    $ (1,862,868)   $ (1,041,564)   $ (185,210)
  Financial futures contracts                                 97,135         3,175          208,144         180,391         4,763
                                                         ------------  ------------    -------------   -------------   -----------
     Net change in unrealized appreciation               $  (326,414)  $  (114,671)    $ (1,654,724)   $   (861,173)   $ (180,447)
                                                         ------------  ------------    -------------   -------------   -----------
      Net realized and unrealized gain (loss)            $  (472,841)  $  (102,953)    $ (2,000,644)   $   (983,904)   $   15,809
                                                         ------------  ------------    -------------   -------------   -----------
       Net increase in net assets
        from operations                                  $ 2,073,368   $   598,693     $  3,367,510    $  3,121,144    $  911,463
                                                         ============  ============    =============   =============   ===========


                       See notes to financial statements

                            Statements of Operations

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                             New Jersey        New York          Ohio           Pennsylvania
                                              Limited          Limited          Limited           Limited
                                             Portfolio        Portfolio        Portfolio         Portfolio
                                           --------------   --------------   --------------   ----------------
Investment Income (Note 1B):
 Interest income                             $ 3,854,081     $  6,539,821      $ 1,802,655       $  4,536,693
                                             ------------    -------------     ------------      -------------
 Expenses --
  Investment adviser fee (Note 2)            $   324,454     $    557,305      $   146,515       $    375,224
  Compensation of Trustees not
   members of the Administrator's
   organization (Note 2)                           6,412            8,729            1,618              6,787
  Custodian fee (Note 1H)                         43,642           68,754           21,250             47,916
  Legal and accounting services                   21,851           23,944           20,644             23,939
  Bond pricing                                    10,126            9,302            7,239              8,363
  Amortization of organization
   expenses (Note 1D)                              1,789            2,570            2,549              2,671
  Miscellaneous                                   14,436           23,382            9,450             19,531
                                             ------------    -------------     ------------      -------------
   Total expenses                            $   422,710     $    693,986      $   209,265       $    484,431
 Deduct --
  Reduction of custodian fee
   (Note 1H)                                      19,776           18,973            7,991             17,860
                                             ------------    -------------     ------------      -------------
    Net expenses                             $   402,934     $    675,013      $   201,274       $    466,571
                                             ------------    -------------     ------------      -------------
     Net investment income                   $ 3,451,147     $  5,864,808      $ 1,601,381       $  4,070,122
                                             ------------    -------------     ------------      -------------
Realized and Unrealized Gain
 (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions
   (identified cost basis)                   $   393,991     $    459,925      $   357,703       $    910,989
  Financial futures contracts                   (321,525)        (747,067)        (131,066)          (503,490)
                                             ------------    -------------     ------------      -------------
   Net realized gain (loss)                  $    72,466     $   (287,142)     $   226,637       $    407,499
                                             ------------    -------------     ------------      -------------
 Change in unrealized appreciation
  (depreciation) --
   Investments (identified cost basis)       $  (383,438)    $ (1,269,739)     $  (288,513)      $ (1,218,041)
   Financial futures contracts                    13,389          374,659               --                 --
                                             ------------    -------------     ------------      -------------
    Net change in unrealized
     appreciation                            $  (370,049)    $   (895,080)     $  (288,513)      $ (1,218,041)
                                             ------------    -------------     ------------      -------------
     Net realized and unrealized
      loss                                   $  (297,583)    $ (1,182,222)     $   (61,876)      $   (810,542)
                                             ------------    -------------     ------------      -------------
      Net increase in net assets
       from operations                       $ 3,153,564     $  4,682,586      $ 1,539,505       $  3,259,580
                                             ============    =============     ============      =============


                       See notes to financial statements

                      Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                  California       Connecticut
                                                   Limited           Limited
                                                  Portfolio         Portfolio
                                               ----------------   ---------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                           $   2,546,209     $    701,646
  Net realized gain (loss) on
   investment transactions                             (146,427)          11,718
  Change in unrealized appreciation                    (326,414)        (114,671)
                                                  --------------    -------------
   Net increase in net assets
    from operations                               $   2,073,368     $    598,693
                                                  --------------    -------------
 Capital transactions --
  Contributions                                   $     890,101     $    868,089
  Withdrawals                                       (18,985,108)      (4,054,341)
                                                  --------------    -------------
   Net decrease in net assets resulting from
    capital transactions                          $ (18,095,007)    $ (3,186,252)
                                                  --------------    -------------
    Net decrease in net assets                    $ (16,021,639)    $ (2,587,559)

Net Assets:
 At beginning of year                                59,216,080       14,861,526
                                                  --------------    -------------
 At end of year                                   $  43,194,441     $ 12,273,967
                                                  ==============    =============



                                                    Florida        Massachusetts      Michigan
                                                    Limited           Limited          Limited
                                                   Portfolio         Portfolio        Portfolio
                                                 ---------------   --------------   --------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                           $   5,368,154    $   4,105,048     $    895,654
  Net realized gain (loss) on
   investment transactions                             (345,920)        (122,731)         196,256
  Change in unrealized appreciation                  (1,654,724)        (861,173)        (180,447)
                                                  --------------   --------------    -------------
   Net increase in net assets
    from operations                               $   3,367,510    $   3,121,144     $    911,463
                                                  --------------   --------------    -------------
 Capital transactions --
  Contributions                                   $   4,859,506    $   1,754,803     $    727,519
  Withdrawals                                       (43,152,835)     (32,041,287)      (7,833,956)
                                                  --------------   --------------    -------------
   Net decrease in net assets resulting from
    capital transactions                          $ (38,293,329)   $ (30,286,484)    $ (7,106,437)
                                                  --------------   --------------    -------------
    Net decrease in net assets                    $ (34,925,819)   $ (27,165,340)    $ (6,194,974)

Net Assets:
 At beginning of year                               127,835,011       97,135,276       21,191,406
                                                  --------------   --------------    -------------
 At end of year                                   $  92,909,192    $  69,969,936     $ 14,996,432
                                                  ==============   ==============    =============



                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1997
---------------------------------------------------------------------------

                                              New Jersey           New York          Ohio         Pennsylvania
                                                Limited             Limited         Limited          Limited
                                              Portfolio           Portfolio        Portfolio        Portfolio
                                           -----------------  -----------------  -------------- ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $   3,451,147      $   5,864,808    $  1,601,381     $   4,070,122
  Net realized gain (loss) on
   investment transactions                           72,466           (287,142)        226,637           407,499
  Change in unrealized
   appreciation                                    (370,049)          (895,080)       (288,513)       (1,218,041)
                                              --------------     --------------   -------------    --------------
   Net increase in net assets
    from operations                           $   3,153,564      $   4,682,586    $  1,539,505     $   3,259,580
                                              --------------     --------------   -------------    --------------
 Capital transactions --
  Contributions                               $   1,862,282      $   3,989,610    $  1,294,856     $   2,538,420
  Withdrawals                                   (26,922,483)       (47,386,927)     (7,893,884)      (30,116,393)
                                              --------------     --------------   -------------    --------------
   Net decrease in net assets resulting
    from capital transactions                 $ (25,060,201)     $ (43,397,317)   $ (6,599,028)    $ (27,577,973)
                                              --------------     --------------   -------------    --------------
    Net decrease in net assets                $ (21,906,637)     $ (38,714,731)   $ (5,059,523)    $ (24,318,393)

Net Assets:
 At beginning of year                            80,172,576        138,728,479      33,529,375        92,194,000
                                              --------------     --------------   -------------    --------------
 At end of year                               $  58,265,939      $ 100,013,748    $ 28,469,852     $  67,875,607
                                              ==============     ==============   =============    ==============


                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1996
---------------------------------------------------------------------------

                                            California       Connecticut        Florida       Massachusetts       Michigan
                                              Limited          Limited          Limited          Limited           Limited
                                             Portfolio        Portfolio        Portfolio        Portfolio         Portfolio
                                          ----------------  -------------    --------------  ---------------   ---------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                      $   3,416,052   $    795,358     $   6,849,405   $   5,212,102     $   1,341,190
  Net realized gain (loss) on
   investment transactions                         690,889         16,771           295,731         (63,095)          313,930
  Change in unrealized appreciation                500,309        283,601         1,590,260       1,762,463            87,479
                                             -------------   -------------    -------------   --------------    --------------
   Net increase in net assets
    from operations                          $   4,607,250   $  1,095,730     $   8,735,396   $   6,911,470     $   1,742,599
                                             -------------   -------------    -------------   --------------    --------------
 Capital transactions --
  Contributions                              $   2,502,298   $  1,702,174     $  10,648,982   $   4,408,033     $     748,500
  Withdrawals                                  (30,237,193)    (5,251,996)      (56,128,282)    (33,303,769)      (14,497,709)
                                             -------------   -------------    -------------   --------------    --------------
   Net decrease in net assets resulting
    from capital transactions                $ (27,734,895)  $ (3,549,822)    $ (45,479,300)  $ (28,895,736)    $ (13,749,209)
                                             -------------   -------------    -------------   --------------    --------------
    Net decrease in net assets               $ (23,127,645)  $ (2,454,092)    $ (36,743,904)  $ (21,984,266)    $ (12,006,610)

Net Assets:
 At beginning of year                           82,343,725     17,315,618       164,578,915     119,119,542        33,198,016
                                             -------------   -------------    -------------   --------------    --------------
 At end of year                              $  59,216,080   $ 14,861,526     $ 127,835,011   $  97,135,276     $  21,191,406
                                             =============   =============    =============   ==============    ==============



                       See notes to financial statements

                       Statements of Changes in Net Assets

---------------------------------------------------------------------------
                            Year Ended March 31, 1996
---------------------------------------------------------------------------

                                               New Jersey          New York            Ohio            Pennsylvania
                                                Limited            Limited            Limited            Limited
                                               Portfolio          Portfolio          Portfolio          Portfolio
                                            ----------------   ----------------   ---------------   ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                        $   4,281,726      $   7,387,952      $  1,869,100      $   4,991,356
  Net realized gain (loss) on
   investment transactions                            83,359            217,916           230,400           (470,305)
  Change in unrealized appreciation                  875,687          2,312,427           179,256          1,828,795
                                               --------------     --------------     -------------     --------------
   Net increase in net assets
    from operations                            $   5,240,772      $   9,918,295      $  2,278,756      $   6,349,846
                                               --------------     --------------     -------------     --------------
 Capital transactions --
  Contributions                                $   2,138,038      $   7,273,143      $  1,242,994      $   4,976,577
  Withdrawals                                    (24,485,909)       (52,095,383)       (9,427,749)       (32,738,468)
                                               --------------     --------------     -------------     --------------
   Net decrease in net assets resulting
    from capital transactions                  $ (22,347,871)     $ (44,822,240)     $ (8,184,755)     $ (27,761,891)
                                               --------------     --------------     -------------     --------------
    Net decrease in net assets                 $ (17,107,099)     $ (34,903,945)     $ (5,905,999)     $ (21,412,045)

Net Assets:
 At beginning of year                             97,279,675        173,632,424        39,435,374        113,606,045
                                               --------------     --------------     -------------     --------------
 At end of year                                $  80,172,576      $ 138,728,479      $ 33,529,375      $  92,194,000
                                               ==============     ==============     =============     ==============



                       See notes to financial statements

                               Supplementary Data

------------------------------------------------------------------------------


                                         California Limited Portfolio                Connecticut Limited Portfolio
                                 -------------------------------------------- --------------------------------------------
                                             Year Ended March 31,                         Year Ended March 31,
                                 -------------------------------------------- --------------------------------------------
                                   1997       1996       1995       1994*       1997       1996       1995       1994**
                                 ---------- ---------- ---------- ----------- ---------- ---------- ---------- -----------
Ratios to average daily net
 assets+:
 Expenses (1)                          0.63%     0.58%      0.53%      0.46%+       0.54%      0.39%     0.17%      0.00%+
 Net expenses, after custodian
  fee reduction                        0.61%     0.55%        --          --        0.50%      0.35%       --          --
 Net investment income                 4.98%     4.82%      4.72%      4.50%+       5.09%      4.91%     4.95%      4.53%+
Portfolio Turnover                       57%       36%        56%          6%         46%        52%       73%         39%
Net Assets, end of period
 (000 omitted)                       $43,194   $59,216    $82,344     $95,704     $12,274    $14,862   $17,316     $16,767

+   The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:

Expenses (1)                                                           0.52%+       0.78%      0.72%     0.67%      0.62%+
 Expenses after custodian
  fee reduction                                                           --        0.74%      0.68%       --          --
 Net investment income                                                 4.44%+       4.85%      4.58%     4.45%      3.92%+

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
**  For the period from the start of business, April 16, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


-------------------------------------------------------------------------------


                                               Florida Limited Portfolio                 Massachusetts Limited Portfolio
                                     ------------------------------------------    -----------------------------------------
                                                  Year Ended March 31,                         Year Ended March 31,
                                     ------------------------------------------    -----------------------------------------
                                       1997       1996        1995      1994*       1997       1996      1995        1994*
                                     --------   --------    --------   --------    -------    -------   -------     --------
Ratios to average daily net
 assets:
 Expenses (1)                          0.59%       0.55%       0.52%     0.49%+      0.60%      0.57%      0.54%      0.52%+
 Net expenses, after custodian
  fee reduction                        0.57%       0.54%         --        --        0.58%      0.55%        --         --
 Net investment income                 4.90%       4.73%       4.73%     4.53%+      4.97%      4.72%      4.90%      4.57%+
Portfolio Turnover                       66%         20%         44%         8%        60%        27%        46%          8%
Net Assets, end of period
 (000 omitted)                       $92,909    $127,835    $164,579   $185,977    $69,970    $97,135   $119,120    $119,772

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

                               Supplementary Data

-------------------------------------------------------------------------------


                                          Michigan Limited Portfolio                  New Jersey Limited Portfolio
                                 -------------------------------------------- --------------------------------------------
                                             Year Ended March 31,                         Year Ended March 31,
                                 -------------------------------------------- --------------------------------------------
                                    1997       1996       1995       1994*       1997       1996       1995       1994**
                                 ---------- ---------- ---------- ----------- ---------- ---------- ---------- -----------
Ratios to average daily net
 assets+:
 Expenses (1)                        0.79%     0.68%      0.48%      0.00%+      0.61%      0.57%      0.54%      0.54%+
 Net expenses, after custodian
  fee reduction                      0.76%     0.64%        --          --       0.58%      0.55%        --          --
 Net investment income               5.09%     5.00%      4.88%      4.62%+      4.96%      4.78%      4.73%      4.53%+
Portfolio Turnover                     28%       40%       111%         30%        37%        42%        44%         10%
Net Assets, end of period
 (000 omitted)                     $14,996   $21,191    $33,198     $35,608    $58,266    $80,173    $97,280    $102,948

+  The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets)
   would have been as follows:
   Expenses (1)                                            0.59%      0.54%+
   Net investment income                                   4.77%      4.08%+
+  Annualized.
*  For the period from the start of business, April 16, 1993, to March 31, 1994.
** For the period from the start of business, May 3, 1993, to March 31, 1994.
(1)The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

-------------------------------------------------------------------------------


                                           New York Limited Portfolio                     Ohio Limited Portfolio
                                     -----------------------------------------   -------------------------------------------
                                              Year Ended March 31,                         Year Ended March 31,
                                     -----------------------------------------   -------------------------------------------
                                     1997       1996       1995      1994*        1997       1996       1995       1994**
                                   --------   --------   --------   ---------   --------   --------   --------    ----------
Ratios to average daily net
 assets+:
 Expenses (1)                         0.58%      0.55%      0.52%      0.47%+      0.68%      0.63%      0.46%      0.00%+
 Net expenses, after custodian
  fee reduction                       0.56%      0.53%        --          --       0.65%      0.61%        --          --
 Net investment income                4.87%      4.66%      4.79%      4.50%+      5.20%      5.06%      4.96%      4.68%+
Portfolio Turnover                      58%        32%        31%          5%        34%        47%       120%         33%
Net Assets, end of period
 (000 omitted)                     $100,014   $138,728   $173,632    $183,768    $28,470    $33,529    $39,435     $37,978

+   The operating expenses of Portfolios may reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:
    Expenses (1)                                                                                          0.58%     0.54%+
    Net investment income                                                                                 4.84%     4.14%+
+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
**  For the period from the start of business, April 16, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

                               Supplementary Data

-------------------------------------------------------------------------------


                                            Pennsylvania Limited Portfolio
                                   ------------------------------------------------
                                                 Year Ended March 31,
                                   ------------------------------------------------
                                     1997        1996        1995         1994*
                                   ---------   ---------   ----------   -----------
Ratios to average daily net assets:
 Expenses (1)                         0.61%       0.58%        0.53%        0.50%+
 Net expenses, after custodian
  fee reduction                       0.59%       0.56%          --            --
 Net investment income                5.11%       4.81%        4.77%        4.59%+
Portfolio Turnover                      51%         24%          39%           12%
Net Assets, end of period
 (000 omitted)                      $67,876     $92,194     $113,606      $123,620

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

                          Notes to Financial Statements

-------------------------------------------------------------------------------

(1) Significant Accounting Policies

California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Municipals Portfolio (Massachusetts Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio) and Pennsylvania Limited Maturity Municipals Portfolio (Pennsylvania Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Financial Futures Contracts -- Upon entering a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

H. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits

-------------------------------------------------------------------------------
which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the statement of operations.

I. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other -- Investment transactions are accounted for on a trade date basis.

-------------------------------------------------------------------------------

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, each Portfolio incurred advisory fees as follows:


Portfolio                 Amount       Effective Rate
-----------------------   ----------   ---------------
California Limited        $239,320         0.47%
Connecticut Limited         64,492         0.47%
Florida Limited            508,203         0.46%
Massachusetts Limited      385,610         0.47%
Michigan Limited            83,756         0.48%
New Jersey Limited         324,454         0.47%
New York Limited           557,305         0.46%
Ohio Limited               146,515         0.48%
Pennsylvania Limited       375,224         0.47%


To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $32,497.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.





---------------------------------------------------------------------------

(3) Investments

Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended March 31, 1997 were as follows:

               California       Connecticut       Florida        Massachusetts     Michigan
                Limited          Limited          Limited          Limited         Limited
               Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
               -------------   -------------   -------------    ---------------   -----------
Purchases      $28,784,757      $6,190,195      $70,750,321     $50,757,550       $4,839,639
Sales           46,006,048       8,563,337      102,106,262      82,537,912       10,872,883



                New Jersey       New York           Ohio        Pennsylvania
                 Limited          Limited          Limited        Limited
                Portfolio        Portfolio        Portfolio      Portfolio
               -------------   --------------   -------------   -------------
Purchases      $25,394,155     $ 69,170,036     $10,295,734     $39,990,076
Sales           46,414,717      106,987,883      14,960,465      64,446,380


-------------------------------------------------------------------------------

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at March 31, 1997, as computed on a federal income tax basis, are as follows:

                                   California      Connecticut       Florida       Massachusetts      Michigan
                                    Limited         Limited          Limited         Limited           Limited
                                   Portfolio       Portfolio        Portfolio       Portfolio         Portfolio
                                  -------------   -------------   --------------   ---------------   ------------
Aggregate cost                     $41,774,003     $11,956,737     $90,512,005      $67,029,171      $14,096,910
                                   ============    ============    ============     ============     ============
Gross unrealized appreciation      $   832,712     $   187,375     $ 1,291,406      $ 1,067,203      $   495,155
Gross unrealized depreciation         (217,833)        (78,496)       (850,336)        (478,709)        (101,931)
                                   ------------    ------------    ------------     ------------    ------------
 Net unrealized appreciation       $   614,879     $   108,879     $   441,070      $   588,494      $   393,224
                                   ============    ============    ============     ============     ============


                                    New Jersey       New York          Ohio        Pennsylvania
                                     Limited         Limited          Limited        Limited
                                    Portfolio       Portfolio        Portfolio      Portfolio
                                  --------------   -------------   -------------   -------------
Aggregate cost                     $56,492,991      $97,740,065     $27,768,855     $65,161,613
                                   ============     ============    ============    ============
Gross unrealized appreciation      $ 1,372,834      $   961,923     $   519,339     $ 1,147,269
Gross unrealized depreciation         (265,632)        (849,224)       (134,051)       (462,744)
                                   ------------     ------------    ------------    ------------
 Net unrealized appreciation       $ 1,107,202      $   112,699     $   385,288     $   684,525
                                   ============     ============    ============    ============


-------------------------------------------------------------------------------

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997 the California Limited Portfolio, Florida Limited Portfolio, Massachusetts Limited Portfolio, New Jersey Limited Portfolio, New York Limited Portfolio, and Pennsylvania Limited Portfolio had a balance outstanding pursuant to this line of credit of $907,000, $45,000, $263,000, $206,000, $318,000, and $735,000, respectively. The
Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1997.

---------------------------------------------------------------------------

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 1997, were as follows:

                      Futures Contracts                                              Net Unrealized
Limited Portfolio     Expiration Date             Contracts             Position     Appreciation
-------------------   -------------------   -------------------------   ----------   ---------------
California            6/97                   35 U.S. Treasury Bonds      Short          $ 97,135
Florida               6/97                   75 U.S. Treasury Bonds      Short           208,144
Massachusetts         6/97                   65 U.S. Treasury Bonds      Short           180,391
New York              6/97                  135 U.S. Treasury Bonds      Short           374,659


At March 31, 1997, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

                          Independent Auditors' Report

-------------------------------------------------------------------------------

To the Trustees and Investors of

California Limited Maturity Municipals Portfolio

Connecticut Limited Maturity Municipals Portfolio

Florida Limited Maturity Municipals Portfolio

Massachusetts Limited Maturity Municipals Portfolio

Michigan Limited Maturity Municipals Portfolio

New Jersey Limited Maturity Municipals Portfolio

New York Limited Maturity Municipals Portfolio

Ohio Limited Maturity Municipals Portfolio

Pennsylvania Limited Maturity Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio, and Pennsylvania Limited Maturity Municipals Portfolio (the Portfolios) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the four year period ended March 31, 1997. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios as of March 31, 1997, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                                       DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997

Investment Management

-------------------------------------------------------------------------------

Funds     Officers                      Independent Trustees

          Thomas J. Fetter              Donald R. Dwight
          President                     President, Dwight Partners, Inc.
                                        Chairman, Newspapers of
          James B. Hawkes               New England, Inc.
          Vice President and Trustee
                                        Samuel L. Hayes, III
          Robert B. MacIntosh           Jacob H. Schiff Professor of Investment
          Vice President                Banking, Harvard University Graduate
                                        School of Business Administration
          James L. O'Connor
          Treasurer                     Norton H. Reamer
                                        President and Director,
          Thomas Otis                   United Asset Management Corporation
          Secretary
                                        John L. Thorndike
                                        Director, Fiduciary Company Incorporated

                                        Jack L. Treynor
                                        Investment Adviser and Consultant


-------------------------------------------------------------------------------


Portfolios     Officers                                     Independent Trustees

               Thomas J. Fetter                             Donald R. Dwight
               President                                    President, Dwight Partners, Inc.
                                                            Chairman, Newspapers of
               James B. Hawkes                              New England, Inc.
               Vice President and Trustee
                                                            Samuel L. Hayes, III
               Robert B. MacIntosh                          Jacob H. Schiff Professor of Investment
               Vice President                               Banking, Harvard University Graduate
                                                            School of Business Administration
               William H. Ahern, Jr.
               Vice President and Portfolio Manager of      Norton H. Reamer
               Connecticut, Florida, Massachusetts,         President and Director,
               Michigan, New Jersey, and Ohio Limited       United Asset Management Corporation
               Maturity Municipals Portfolios
                                                            John L. Thorndike
               Nicole Anderes                               Director, Fiduciary Company Incorporated
               Vice President and Portfolio Manager
               of New York Limited Maturity                 Jack L. Treynor
               Municipals Portfolio                         Investment Adviser
                                                            and Consultant
               Timothy T. Browse
               Vice President and Portfolio Manager
               of Pennsylvania Limited Maturity
               Municipals Portfolio

               Cynthia J. Clemson
               Vice President and Portfolio Manager
               of California Limited Maturity
               Municipals Portfolio

               James L. O'Connor
               Treasurer

               Thomas Otis
               Secretary


Investment Adviser of Limited Maturity Tax Free Portfolios

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Marathon Limited Maturity Tax Free Funds

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent

The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                          Eaton Vance Investment Trust
                               24 Federal Street
                                Boston, MA 02110

                                                                 M-9LTFCSRC-5/97